                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

================================================================================

                     AMENDED AND RESTATED CREDIT AGREEMENT



                                     among


                           FIBERNET OPERATIONS, INC.,
                                 as a Borrower,

                                 DEVNET L.L.C.,
                                 as a Borrower,


                         THE INSTITUTIONS PARTY HERETO
                         FROM TIME TO TIME AS LENDERS,
                                as the Lenders,


                       DEUTSCHE BANK AG NEW YORK BRANCH,
                          as the Administrative Agent,


                    TORONTO DOMINION (USA) SECURITIES INC.,
                           as the Syndication Agent,


                                      and


                          FIRST UNION INVESTORS, INC.,
                          as the Documentation Agent.


                     ______________________________________


                         DEUTSCHE BANC ALEX.BROWN INC.,
                              as the Lead Arranger


                    ________________________________________



                          DATED AS OF FEBRUARY 9, 2001


================================================================================

                               TABLE OF CONTENTS

ARTICLE I. DEFINITIONS.........................................................................................................    3

     SECTION 1.1.    DEFINED TERMS.............................................................................................    3
     SECTION 1.2.    ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT........................   31
     SECTION 1.3.    OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION...................................................   31

ARTICLE II. AMOUNTS AND TERMS  OF COMMITMENTS AND LOANS........................................................................   32

     SECTION 2.1.    COMMITMENTS; MAKING OF LOANS; THE REGISTER; NOTES.........................................................   32
     SECTION 2.2.    LETTERS OF CREDIT.........................................................................................   36
     SECTION 2.3.    INTEREST ON THE LOANS.....................................................................................   41
     SECTION 2.4.    FEES......................................................................................................   44
     SECTION 2.5.    REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS..............   45
     SECTION 2.6.    SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS........................................................   51
     SECTION 2.7.    INCREASED COSTS; TAXES; CAPITAL ADEQUACY..................................................................   52
     SECTION 2.8.    OBLIGATION OF THE LENDERS TO MITIGATE.....................................................................   57

ARTICLE III. CONDITIONS TO THE MAKING OF EXTENSIONS OF CREDIT..................................................................   57

     SECTION 3.1.    CONDITIONS PRECEDENT TO THE INITIAL LOAN AND INITIAL LETTER OF CREDIT.....................................   57
     SECTION 3.2.    CONDITIONS PRECEDENT TO SUBSEQUENT LOANS..................................................................   64

ARTICLE IV. REPRESENTATIONS AND WARRANTIES.....................................................................................   65

     SECTION 4.1.    ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND SUBSIDIARIES.............................   65
     SECTION 4.2.    AUTHORIZATION OF BORROWING, ETC...........................................................................   66
     SECTION 4.3.    SOLVENCY..................................................................................................   67
     SECTION 4.4.    FINANCIAL CONDITION.......................................................................................   67
     SECTION 4.5.    NO MATERIAL ADVERSE EFFECT................................................................................   67
     SECTION 4.6.    TITLE TO PROPERTIES; LIENS; REAL PROPERTY.................................................................   68
     SECTION 4.7.    LITIGATION; ADVERSE FACTS.................................................................................   68
     SECTION 4.8.    PAYMENT OF TAXES..........................................................................................   68
     SECTION 4.9.    PERFORMANCE OF AGREEMENTS; MATERIAL CONTRACTS.............................................................   69
     SECTION 4.10.   GOVERNMENTAL REGULATION...................................................................................   69
     SECTION 4.11.   SECURITIES ACTIVITIES.....................................................................................   69
     SECTION 4.12.   LABOR MATTERS.............................................................................................   69

     SECTION 4.13.   CERTAIN FEES..............................................................................................   70
     SECTION 4.14.   ENVIRONMENTAL PROTECTION..................................................................................   70
     SECTION 4.15.   MATTERS RELATING TO COLLATERAL............................................................................   71
     SECTION 4.16.   IMMUNITY..................................................................................................   71
     SECTION 4.17.   ADDITIONAL MATTERS........................................................................................   72

ARTICLE V. BORROWERS' AFFIRMATIVE COVENANTS....................................................................................   73

     SECTION 5.1.    FINANCIAL STATEMENTS AND OTHER REPORTS....................................................................   73
     SECTION 5.2.    PERFORMANCE OF OBLIGATIONS; CONDUCT OF BUSINESS...........................................................   77
     SECTION 5.3.    BUSINESS PLAN.............................................................................................   77
     SECTION 5.4.    EXISTENCE.................................................................................................   77
     SECTION 5.5.    PAYMENT OF OBLIGATIONS....................................................................................   78
     SECTION 5.6.    MAINTENANCE OF PROPERTIES; INSURANCE......................................................................   78
     SECTION 5.7.    INSPECTION; LENDER MEETING................................................................................   78
     SECTION 5.8.    COMPLIANCE WITH LAWS; GOVERNMENTAL ACTIONS AND RIGHTS OF WAY..............................................   79
     SECTION 5.9.    ENVIRONMENTAL MATTERS.....................................................................................   79
     SECTION 5.10.   PAYMENT OF LIENS..........................................................................................   82
     SECTION 5.11.   FURTHER ASSURANCES........................................................................................   82
     SECTION 5.12.   USE OF PROCEEDS...........................................................................................   84
     SECTION 5.13.   INTELLECTUAL PROPERTY.....................................................................................   85
     SECTION 5.14.   COOPERATION WITH SYNDICATION..............................................................................   85
     SECTION 5.15.   INTEREST RATE PROTECTION..................................................................................   85

ARTICLE VI. BORROWERS' NEGATIVE COVENANTS......................................................................................   85

     SECTION 6.1.    INDEBTEDNESS..............................................................................................   85
     SECTION 6.2.    LIENS AND RELATED MATTERS.................................................................................   86
     SECTION 6.3.    CHANGE OF OFFICE..........................................................................................   87
     SECTION 6.4.    CHANGE OF NAME............................................................................................   87
     SECTION 6.5.    INVESTMENTS; JOINT VENTURES; FORMATION OF SUBSIDIARIES....................................................   87
     SECTION 6.6.    FINANCIAL COVENANTS.......................................................................................   89
     SECTION 6.7.    RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS..........................................   92
     SECTION 6.8.    SALES AND LEASE-BACKS.....................................................................................   93
     SECTION 6.9.    SALE OR DISCOUNT OF RECEIVABLES...........................................................................   93
     SECTION 6.10.   TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.............................................................   93
     SECTION 6.11.   DISPOSAL OF STOCK.........................................................................................   94
     SECTION 6.12.   CERTAIN RESTRICTIONS ON CHANGES TO CHARTER DOCUMENTS......................................................   94
     SECTION 6.13.   CERTAIN RESTRICTIONS IN RESPECT OF MATERIAL CONTRACTS.....................................................   95
     SECTION 6.14.   LIMITATIONS ON RESTRICTED ACTIONS.........................................................................   95

     SECTION 6.15.   NATURE OF BUSINESS........................................................................................   95
     SECTION 6.16.   FISCAL YEAR...............................................................................................   96
     SECTION 6.17.   CURRENCY..................................................................................................   96
     SECTION 6.18.   RESTRICTED PAYMENTS.......................................................................................   96
     SECTION 6.19.   PLEDGED ACCOUNTS..........................................................................................   96

ARTICLE VII. EVENTS OF DEFAULT.................................................................................................   96

     SECTION 7.1.    FAILURE TO MAKE PAYMENTS WHEN DUE.........................................................................   96
     SECTION 7.2.    DEFAULT UNDER OTHER INDEBTEDNESS..........................................................................   97
     SECTION 7.3.    BREACH OF WARRANTY........................................................................................   97
     SECTION 7.4.    INVOLUNTARY BANKRUPTCY PROCEEDING, ETC....................................................................   97
     SECTION 7.5.    VOLUNTARY BANKRUPTCY PROCEEDING, ETC......................................................................   97
     SECTION 7.6.    JUDGMENTS AND ATTACHMENTS.................................................................................   98
     SECTION 7.7.    DISSOLUTION...............................................................................................   98
     SECTION 7.8.    CHANGE IN CONTROL.........................................................................................   98
     SECTION 7.9.    NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS......................................................   98
     SECTION 7.10.   IMPAIRMENT OF MATERIAL CONTRACT...........................................................................   99
     SECTION 7.11.   DEFAULT UNDER OR TERMINATION OF MATERIAL CONTRACTS........................................................   99
     SECTION 7.12.   DEFAULT UNDER OR TERMINATION OF GOVERNMENTAL ACTIONS......................................................   99
     SECTION 7.13.   FAILURE OF GUARANTY; REPUDIATION OF OBLIGATIONS...........................................................   99
     SECTION 7.14.   CRIMINAL PROCEEDING.......................................................................................  100
     SECTION 7.15.   ERISA.....................................................................................................  100
     SECTION 7.16.   RECEIPT OF GOVERNMENTAL ACTIONS...........................................................................  100
     SECTION 7.17.   PARENT LETTER AGREEMENT...................................................................................  101
     SECTION 7.18.   REMEDIES..................................................................................................  101

ARTICLE VIII. AGENTS...........................................................................................................  102

     SECTION 8.1.    APPOINTMENT...............................................................................................  102
     SECTION 8.2.    POWERS AND DUTIES; GENERAL IMMUNITY.......................................................................  103
     SECTION 8.3.    REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.......................  104
     SECTION 8.4.    RIGHT TO INDEMNITY........................................................................................  105
     SECTION 8.5.    SUCCESSOR AGENTS..........................................................................................  105
     SECTION 8.6.    COLLATERAL DOCUMENTS AND SUBSIDIARY GUARANTIES............................................................  106

ARTICLE IX. MISCELLANEOUS......................................................................................................  106

     SECTION 9.1.    ASSIGNMENTS AND PARTICIPATIONS IN LOANS...................................................................  106
     SECTION 9.2.    EXPENSES..................................................................................................  109

     SECTION 9.3.    INDEMNITY.................................................................................................  109
     SECTION 9.4.    SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS............................................................  110
     SECTION 9.5.    RATABLE SHARING...........................................................................................  111
     SECTION 9.6.    AMENDMENTS AND WAIVERS....................................................................................  111
     SECTION 9.7.    INDEPENDENCE OF COVENANTS.................................................................................  112
     SECTION 9.8.    NOTICES...................................................................................................  113
     SECTION 9.9.    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS....................................................  114
     SECTION 9.10.   FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.....................................................  114
     SECTION 9.11.   MARSHALING; PAYMENTS SET ASIDE............................................................................  115
     SECTION 9.12.   SEVERABILITY..............................................................................................  115
     SECTION 9.13.   OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF THE LENDERS' RIGHTS............................................  115
     SECTION 9.14.   HEADINGS..................................................................................................  115
     SECTION 9.15.   GOVERNING LAW; ENTIRE AGREEMENT...........................................................................  115
     SECTION 9.16.   SUCCESSORS AND ASSIGNS....................................................................................  116
     SECTION 9.17.   CONSENT TO JURISDICTION AND SERVICE OF PROCESS............................................................  116
     SECTION 9.18.   WAIVER OF JURY TRIAL......................................................................................  116
     SECTION 9.19.   LIMITED RECOURSE..........................................................................................  117
     SECTION 9.20.   LIMITATION OF LIABILITY...................................................................................  117
     SECTION 9.21.   SATISFACTION..............................................................................................  117
     SECTION 9.22.   COUNTERPARTS; EFFECTIVENESS...............................................................................  118
     SECTION 9.23.   USURY.....................................................................................................  118
     SECTION 9.24.   JOINT AND SEVERAL LIABILITY...............................................................................  118

                                   SCHEDULES

Schedule 1.1.A                          Permitted Investments
Schedule 1.1.B                          Permitted Liens
Schedule 2.1.A                          Lenders; Commitments
Schedule 3.1.A                          Pledged Accounts
Schedule 4.1.D                          Capital Structure
Schedule 4.1.E                          Options; Warrants
Schedule 4.2.C                          Governmental Actions
Schedule 4.6.B                          Real Property
Schedule 4.7                            Litigation
Schedule 4.9.B                          Material Contracts
Schedule 4.12                           Labor Matters
Schedule 4.14                           Environmental Matters
Schedule 4.15.A                         Filings and Other Actions
Schedule 4.15.D                         Chief Executive Office
Schedule 4.17                           Intellectual Property
Schedule 5.6.B                          Insurance
Schedule 6.1                            Indebtedness

                                    EXHIBITS

Exhibit A                            Form of Assignment Agreement
Exhibit B                            Form of Certificate re:  Non-Bank Status
Exhibit C                            Form of Closing Date Certificate
Exhibit D                            Form of Compliance Certificate
Exhibit E                            Form of Control Agreement
Exhibit F                            Form of Financial Officer's Certificate
Exhibit G                            Form of Loan/Letter of Credit Certificate
Exhibit H                            Form of Loan/Letter of Credit Request
Exhibit I                            Form of Notice of Continuation/Conversion
Exhibit J                            Form of Solvency Certificate
Exhibit K                            Form of Subsidiary Guaranty Agreement
Exhibit L                            Form of Subsidiary Pledge Agreement
Exhibit M                            Form of Subsidiary Security Agreement
Exhibit N                            Form of Revolving Loan Note
Exhibit O                            Form of Term Loan Note
Exhibit P                            Form of Legal Opinion of Mintz, Levin,
                                     Cohn, Ferris, Glovsky and
                                     Popeo PC, New York counsel to the
                                     Borrower Group

     This AMENDED AND RESTATED CREDIT AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement"), is entered into as of February 9, 2001, among FIBERNET OPERATIONS, INC., a Delaware corporation ("FiberNet"), DEVNET L.L.C., a Delaware limited liability company ("Devnet" and, together with FiberNet, the "Borrowers"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES HERETO AS LENDERS (each individually referred to herein as a "Lender" and, collectively, as the "Lenders"), DEUTSCHE BANK AG NEW YORK BRANCH ("DBAG"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), TORONTO DOMINION (USA) SECURITIES INC. ("TD"), as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and FIRST UNION INVESTORS, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent") and amends and restates in its entirety that certain Credit Agreement (as amended prior to the date hereof, the "Original Credit Agreement"), dated as of April 11, 2000 and amended as of July 14, 2000, July 28, 2000, October 27, 2000 and January 18, 2001, among FiberNet Operations, Inc. (formerly known as FiberNet Telecom Group, Inc.), the financial institutions from time to time party thereto as lenders, Deutsche Bank AG New York Branch, as administrative agent for such lenders, Deutsche Banc Alex.Brown Inc. (formerly known as Deutsche Bank Securities Inc.), as co-syndications agent for such lenders, and Toronto Dominion (Texas), Inc., as co-syndications agent for such lenders.

                                    RECITALS
                                    --------

     A. The Borrowers provide integrated telecommunications products and services in major metropolitan service areas throughout the United States (the "System").

     B. The Borrowers desire that the Lenders extend the senior secured credit facilities contemplated hereby to the Borrowers to provide the financing necessary to acquire Telecommunication Assets and provide working capital for the Borrowers and their Subsidiaries.

     C. Subject to the terms and conditions of this Agreement and the other Loan Documents, the Lenders are willing to extend such senior secured credit facilities to the Borrowers, the proceeds of which will be used to, among other things, (i) fund the acquisition of Telecommunication Assets, (ii) provide working capital for the Borrowers and their respective Subsidiaries, and (iii) pay certain fees and expenses incurred by the Borrowers in connection with the transactions contemplated hereby.

     D. The Borrowers desire to secure all of the Obligations hereunder and under the other Loan Documents by granting or having granted to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in each Borrower's interests in (i) the Collateral and (ii) its Subsidiaries.

     E. In order to further secure and support the Borrowers' obligations to the Lenders under the Loan Documents, (i) the Parent will (a) guaranty the Obligations pursuant to the Parent Guaranty Agreement and (b) grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Parent's interest in (1) the Collateral and
(2) its Subsidiaries and (ii) each Subsidiary of any Borrower will (x) guaranty the Obligations pursuant a Subsidiary Guaranty Agreement and (y) grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such Subsidiary's interest in (I) the Collateral and (II) its Subsidiaries.

     F. FiberNet has requested that the Lenders amend and restate the Original Credit Agreement in order to, among other things, (i) enable Devnet to borrow Loans and receive the benefit of other extensions of credit as a Borrower, (ii) increase the aggregate commitment of the Lenders party hereto to $105,000,000,
(iii) create a term loan facility, and allocate the commitments of the Lenders between the term loan facility and the revolving credit facility, (iv) evidence the commitment of several new Lenders to a portion of the commitments evidenced hereby, (v) evidence certain changes in the commitments of the Lenders who were party to the Original Credit Agreement, (vi) extend the maturity date of the Loans and Letters of Credit provided hereunder, (vii) refinance the Indebtedness of FiberNet under the Original Credit Agreement and (viii) make such other changes as are more fully set forth herein.

     G. Subject to the terms and conditions set forth herein and in the other Loan Documents, the parties hereto agree to amend and restate in its entirety the Original Credit Agreement in order to, among other things, make the modifications described in Recital F above.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

     SECTION 1.1.   DEFINED TERMS.  Capitalized words and phrases used and not
                    -------------
otherwise defined elsewhere in this Agreement shall have the following meanings:

          "Accounts" means the securities accounts (as such term is defined in the UCC) of each Borrower and each of its Subsidiaries pledged to the Administrative Agent, for the benefit of the Secured Parties, by any Borrower or any of its Subsidiaries in accordance with the terms of this Agreement and the other Loan Documents.

          "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum appearing on Page 3750 of the Dow Jones Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on such Interest Rate Determination Date, at the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Adjusted Eurodollar Rate" for such Interest Rate Determination Date shall be the average rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal New York office of DBAG in immediately available funds in the London interbank market at approximately 11:00 a.m., London Time, on such Interest Rate Determination Date.

          "Administrative Agent" is defined in the Preamble to this Agreement and includes each of its successors and assigns.

          "Affected Lender" has the meaning assigned to that term in Section
                                                                     -------
     2.6.C.
     -----

          "Affected Loans" has the meaning assigned to that term in Section
                                                                    -------
     2.6.C.
     -----

          "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the contrary herein, for the purposes of the Loan Documents, no Agent nor any Affiliate thereof shall be an Affiliate of any member of the Borrower Group.

          "Agents" means the collective reference to the Administrative Agent, the Securities Intermediary, the Syndication Agent and the Documentation Agent.

          "Agreement" has the meaning assigned to that term in the Preamble to this agreement.

          "Applicable Margin" for each type of Loan means the rate per annum set forth under the relevant column heading below:


               Eurodollar Rate Loans                     Base Rate Loans
            --------------------------                ---------------------
                       4.50%                                   3.50%


    provided that following the last day of any period of two consecutive Fiscal Quarters during which the Consolidated EBITDA of the Borrower Group is greater than zero, the Applicable Margin shall, for any Interest Period during which the Consolidated EBITDA of the Borrower Group is greater than zero, be a percentage per annum determined by reference to the Consolidated Leverage Ratio of the Borrower Group as set forth below (in each case, as demonstrated by the financial statements delivered to the Administrative Agent pursuant to Section 5.1(ii) and Section 5.1(iii)).
                      ---------------     ----------------

--------------------------------------------------------------------------------
       Consolidated          Applicable Margin For     Applicable Margin For
      Leverage Ratio         Eurodollar Rate Loans       Base Rate Loans
--------------------------------------------------------------------------------
     Ratio > 6.0:1.0                4.50%                          3.50%
6.0:1.0 > Ratio > 5.5:1.0           4.25%                          3.25%
        -
5.5:1.0 > Ratio > 5.0:1.0           4.00%                          3.00%
        -
5.0:1.0 > Ratio > 4.5:1.0           3.75%                          2.75%
        -
4.5:1.0 > Ratio > 4.0:1.0           3.50%                          2.50%
        -
4.0:1.0 > Ratio > 3.5:1.0           3.25%                          2.25%
        -
3.5:1.0 > Ratio > 3.0:1.0           3.00%                          2.00%
        -
     3.0:1.0 > Ratio                2.50%                          1.50%
             -

          If any financial statements referred to in Section 5.1(ii) or 5.1(iii)
                                                     ---------------    --------
     are not delivered within the time periods specified therein, then, until and including the date on which such financial statements are delivered, the Consolidated Leverage Ratio of the Borrower Group as at the end of the period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6.0:1.0.

          "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitments or, with respect to any Lender and a given Class of Commitments, the percentage of the total commitments of such Class represented by such Lender's Commitments. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect prior to such termination or expiration, giving effect to any assignments.

          "Asset Sale" means the sale or issuance by any member of the Borrower Group to any Person of (i) any of the stock of any of such Person's Subsidiaries, (ii) substantially all of the assets of any division or line of business of any member of the Borrower Group, or (iii) any other assets (whether tangible or intangible) of any member of the Borrower Group (other than any transfers or dispositions permitted by Section 6.7).
                                                     -----------

          "Assignment Agreement" means an Assignment Agreement in substantially the form of Exhibit A annexed hereto.
                 ---------

          "Available Cash" means, for any period, the sum of (i) unused Commitments hereunder plus (ii) all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of the Borrower Group as Cash and Cash Equivalents.

          "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

          "Base Rate" means, at any time, a rate per annum equal to the greater of (i) the Prime Rate or (ii) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

          "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate as provided in Section 2.3.
                                               -----------

          "Borrower Group" means the Parent, each Borrower and their respective Subsidiaries.

          "Borrowers" has the meaning assigned to that term in the Preamble to this Agreement.

          "Business Day" means (i) for all purposes other than as covered by clauses (ii) and (iii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of Illinois, New York or Texas or is a day on which banking institutions located in the States of Illinois, New York or Texas are authorized or required by law or other governmental action to close, (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market, and (iii) with respect to all notices, determinations, fundings and payments in connection with Letters of Credit, this definition also excludes any day on which banking institutions are authorized or required by law or other governmental action to close in the jurisdiction in which the Issuing Bank for such Letter of Credit is located.

          "Business Plan" means the business plan of the Borrowers and their respective Subsidiaries prepared by the management of the Borrowers and delivered to the Administrative Agent on February 1, 2001.

          "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          "Capital Lease Obligations" means, as applied to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease, the amount of which obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation (including partnership interests in a partnership, member interests in a limited liability company and beneficial interests in a trust), and any and all warrants, options and other rights to purchase any of the foregoing.

          "Cash" means (i) money or (ii) currency.

          "Cash Equivalents" means:

          (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (ii) investments in commercial paper maturing within 365 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 from S&P or at least P-1 from Moody's;

          (iii) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof;

          (iv) money market mutual funds (including money market funds or money market mutual funds for which the Securities Intermediary in its individual capacity or any of its Affiliates is investment manager or advisor or from which the Securities Intermediary in its individual capacity or any of its Affiliates charges or collects fees and expenses for services rendered) registered under the U.S. Investment Company Act of 1940, as amended, having a rating in the highest investment category by S&P and Moody's; and

          (v) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above.

          "Casualty Proceeds" means all payments received by the Administrative Agent or any member of the Borrower Group from any insurer in respect of any Event of Loss, but excluding business interruption insurance or delayed opening of business insurance and payments in respect of liability policies.

          "Certificate re: Non-Bank Status" means a certificate substantially in the form of Exhibit B annexed hereto delivered by a Lender to the
                    ---------
     Administrative Agent pursuant to Section 2.7.B.(iii).
                                      -------------------

          "Change in Control" means and shall be deemed to have occurred if (i) there shall have occurred the sale, lease, transfer or other disposition, in one or a series of related transactions, of (a) all or substantially all of the assets of the Parent and its Subsidiaries taken as a whole to any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) or (b) 20% or more of the Capital Stock of the Parent to any such "person" or "group"; (ii) during any period of twelve consecutive months, individuals who at the beginning of such period constituted the board of directors of the Parent (together with any new directors whose election by such board or whose nomination for election by the Shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the board of directors of the Parent then in office; (iii) the holders of Capital Stock of any member of the Borrower Group shall approve any plan or proposal for the liquidation or dissolution of any such member; (iv) the Parent shall cease to own, directly or indirectly, 100% of the voting and economic interests in FiberNet; (v) the Parent and FiberNet shall cease to collectively own, directly or indirectly, 100% of the voting and economic interests in Devnet; (vi) FiberNet shall cease to own, directly or indirectly, 100% of the voting and economic interests in FTI; (vii) FTI shall cease to own, directly or indirectly, 100% of the voting and economic interests in Equal Access; or (vii) FTI shall cease to own, directly or indirectly, 100% of the voting and economic interests in Local Fiber.

          "Class" means, as applied to the Lenders, each of the following two classes of Lenders: (i) the Lenders having Revolving Loan Exposure and (ii) the Lenders having Term Loan Exposure.

          "Closing Date" means the date on which this Agreement shall have been executed and delivered by the parties hereto and the conditions specified in Section 3.1.A. are satisfied or waived as set forth in such Section.
        --------------

          "Closing Date Certificate" means each certificate substantially in the form of Exhibit C annexed hereto delivered to the Administrative Agent and
             ---------
     the Lenders by a Responsible Officer of each Borrower on the Closing Date in accordance with Section 3.1.V.
                        -------------

          "Code" means the Internal Revenue Code of 1986, amendments thereto, successor statutes, and regulations, rulings and guidance promulgated or issued thereunder.

          "Collateral" means, collectively, all of the real, personal and mixed property (including Accounts and Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

          "Collateral Documents" means the Pledge Agreements, the Devnet Security Agreement, the FiberNet Security Agreement, the Parent Security Agreement, the Parent Guaranty Agreement, each Subsidiary Guaranty Agreement, each Subsidiary Security Agreement, each Consent, each Control Agreement and all other instruments or documents delivered by a member of the Borrower Group pursuant to this Agreement or any of the other Loan Documents in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on any real, personal or mixed property of that member as security for the Obligations.

          "Commitment" means the commitment of a Lender to make Loans as set forth in Section 2.1., and "Commitments" means such commitments of all the
              ------------
     Lenders in the aggregate.

          "Commitment Letter" means the Commitment Letter, dated as of February 1, 2001, among the Borrowers, DBAG, DBAB, First Union, First Union Securities, Inc., TD, IBM Credit Corporation , Nortel Networks and FNBC Leasing Corporation.

          "Compliance Certificate" means a certificate substantially in the form of Exhibit D annexed hereto delivered to the Administrative Agent and the
        ---------
     Lenders by the Borrowers pursuant to Section 5.1.
                                          -----------

          "Consent" means, individually or collectively, the Hudson Street Consent, the MFN Consent, the Gateway Consent, the 707 Wilshire Consent, the Pavonia Consent and each other document (other than any Material Contract) in which a party to a Material Contract consents to the collateral assignment thereof to the Administrative Agent for the benefit of the Secured Parties.

          "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures by the members of the Borrower Group for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which would be capitalized under GAAP on a consolidated cash flow statement of the Borrower Group for such period.

          "Consolidated Capitalization" means, for any period, the sum of (i) the aggregate amount of cash equity (net of underwriting discounts, commissions and other reasonable costs and expenses associated therewith) contributed to any member of the Borrower Group by any Person other than a member of the Borrower Group, plus (ii) the gross value (as set forth on a consolidated balance sheet of the Borrower Group) of the irrevocable right of use granted by Metromedia Fiber Network Services, Inc. in favor of any member of the Borrower Group plus (iii) the Consolidated Total Debt of the Borrower Group, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated EBITDA" means, for any period, Consolidated Net Income of the Borrower Group for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (i) income tax expense, (ii) Consolidated Interest Expense of the Borrower Group, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including, in the case of the Borrowers, the Loans and Letters of Credit), (iii) depreciation and amortization expense, (iv) amortization of intangibles (including goodwill) and organization costs and
     (v) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis; provided that for purposes of calculating the Consolidated Leverage Ratio of the Borrower Group for any period, (i) the Consolidated EBITDA of any Person or business acquired by any member of the Borrower Group during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person or business and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and
     (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any Person or business disposed of by any member of the Borrower Group during such period shall be excluded for such period (assuming the consummation of such disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

          "Consolidated Fixed Charge Coverage Ratio" means, as at the last day of any Fiscal Quarter, the ratio of (i) the Consolidated EBITDA of the Borrower Group for the two preceding Fiscal Quarters ended on such date multiplied by two minus the aggregate amount actually paid by any member of the Borrower Group in cash during such period on account of Consolidated Capital Expenditures of the Borrower Group to (ii) Consolidated Fixed Charges of the Borrower Group for the period of the prior four consecutive Fiscal Quarters ending on such date.

          "Consolidated Fixed Charges" means, for any period, the sum (without duplication) of (i) the Consolidated Interest Expense of the Borrower Group for such period, (ii) provision for cash income taxes made by the Borrower Group on a consolidated basis in respect of such period and (iii) scheduled payments made during such period on account of principal of Indebtedness of any member of the Borrower Group (including scheduled principal payments in respect of the Loans).

          "Consolidated Interest Coverage Ratio" means, as at the last day of any Fiscal Quarter, the ratio of (i) Consolidated EBITDA of the Borrower Group for the prior two consecutive Fiscal Quarters ending on such date multiplied by two to (ii) Consolidated

     Interest Expense of the Borrower Group for the period of the prior four consecutive Fiscal Quarters ending on such date.

          "Consolidated Interest Expense" means, for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of each member of the Borrower Group for such period with respect to all outstanding Indebtedness of each member of the Borrower Group (including all commissions, discounts and other fees and charges owed by any such member with respect to letters of credit and bankers' acceptance financing and net costs of any such member under Interest Rate Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, determined on a consolidated basis in accordance with GAAP).

          "Consolidated Leverage Ratio" means, as at the last day of any Fiscal Quarter, the ratio of (i) the Consolidated Total Debt of the Borrower Group on such day to (ii) the Consolidated EBITDA of the Borrower Group for the two preceding Fiscal Quarters ended on such date multiplied by two.

          "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Borrower Group for such period, determined on a consolidated basis in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower Group for any Period, there shall be excluded (i) the income (or deficit) of any Person accrued prior to the date it becomes a member of the Borrower Group or is merged into or consolidated with any member of the Borrower Group, (ii) the income (or deficit) of any Person (other than a member of the Borrower Group) in which a member of the Borrower Group has an ownership interest, except to the extent that any such income is actually received by any member of the Borrower Group in the form of dividends or similar distributions and (iii) the undistributed earnings of any member of the Borrower Group to the extent that the declaration or payment of dividends or similar distributions by such member is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Legal Requirement applicable to such member.

          "Consolidated Total Debt" means, for any period, the aggregate principal amount of all Indebtedness of each member of the Borrower Group at such date, determined on a consolidated basis in accordance with GAAP, provided, however, that for purposes of this definition only, (a) the Indebtedness of the Parent shall not include any guarantee by the Parent of obligations of any other member of the Borrower Group if (i) such guarantee by the Parent does not constitute indebtedness of the Parent on the Parent's balance sheet and (ii) the Parent has notified the Administrative Agent of such guarantee and has provided the Administrative Agent with all documentation associated therein reasonably requested by the Administrative Agent, (b) the Indebtedness of any member of the Borrower Group in respect of Interest Rate Agreements shall be excluded from this definition and (c) Indebtedness of any members of the Borrower Group reflected on the consolidated balance sheet of the member of the Borrower Group as a result of the application of SFAS, 133 shall be excluded from this definition.

          "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its p roperties is bound or to which it or any of its properties is subject.

          "Control Agreement" means each Control Agreement entered into by the Administrative Agent, for the benefit of the Secured Parties, the bank or other financial institution party thereto and a Borrower or a Subsidiary of a Borrower, in each case in substantially the form of Exhibit E annexed
                                                           ---------
     hereto.

          "DBAB" means Deutsche Banc Alex.Brown Inc. (formerly known as Deutsche Bank Securities Inc.).

          "DBAG" has the meaning assigned to such term in the Preamble to this Agreement.

          "Debt Engagement Letter" means that certain Debt Engagement Letter, dated April 11, 2000, among the Parent, the Borrowers, DBAB and TD.

          "Devnet" has the meaning assigned to such term in the Preamble to this Agreement.

          "Devnet Security Agreement" means the Amended and Restated Devnet Security Agreement, dated as of the date hereof, between Devnet and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "Documentation Agent" is defined in the Preamble to this Agreement and includes each of its successors and assigns.

          "Dollars" and the sign "$" mean the lawful money of the United States of America.

          "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof, provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; (iv) any Person in connection with a securitization of all or a portion of the amounts payable to or for the benefit of any Lender under the Loan Documents, provided that the rights of such Person under the Loan Documents are serviced or administered for such Person by the relevant Lender or another Eligible Assignee; and (v) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds and lease financing companies;

     and (B) any Lender and any Affiliate of any Lender, provided that no Borrower nor any Affiliate of any Borrower shall be an Eligible Assignee.

          "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by any Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

          "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

          "Environmental Laws" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Actions, or any other requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to any member of the Borrower Group or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. (S) 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et
     -- ----                                                                  --
     seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et
     ----                                                                  --
     seq.), the Federal Water Pollution Control Act (33 U.S.C. (S) 1251 et
     ----                                                               --
     seq.), the Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Toxic Substances
     ----                                         -- ----
     Control Act (15 U.S.C. (S) 2601 et seq.), the Federal Insecticide,
                                     -- ----
     Fungicide and Rodenticide Act (7 U.S.C. (S)136 et seq.), the Occupational
                                                    -- ----
     Safety and Health Act (29 U.S.C. (S) 651 et seq.), the Oil Pollution Act
                                              -- ----
     (33 U.S.C. (S) 2701 et seq.) and the Emergency Planning and Community
                         -- ----
     Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), each as amended or
                                            -- ----
     supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

          "Equal Access" means FiberNet Equal Access, L.L.C., a New York limited liability company.

          "Equity Financing Fee" has the meaning assigned to that term in
     Section 2.4.D.
     -------------

          "Equity Registration Rights Joinder Agreement" means the Equity Registration Rights Joinder Agreement, dated April 11, 2000, among the Parent, DBAB, TD and each other signatory thereto.

          "ERISA" means the Employee Retirement Income Security Act of 1974, 29 U.S.C. (S)(S) 1000 et seq., amendments thereto, successor statutes, and
                        -- ---
     regulations or guidance promulgated thereunder.

          "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of
     Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of any Borrower or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of such Borrower or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of such Borrower or such Subsidiary and with respect to liabilities arising after such period for which such Borrower or such Subsidiary could be liable under the Code or ERISA.

          "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in
     Section 2.3.
     -----------

          "Event of Default" means each of the events or occurrences set forth in Article VII.
        -----------

          "Event of Loss" means, with respect to any property or asset (tangible or intangible, real or personal), any of the following: (i) any loss, destruction or damage of such property or asset; (ii) any actual condemnation, seizure or taking by exercise of the power of eminent domain or otherwise of such property or asset, or confiscation of such property or asset or the requisition of the use of such property or asset; or (iii) any settlement in lieu of clause (ii) above.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by any member of the Borrower Group or any of their respective predecessors or Affiliates.

          "FDIC" means the Federal Deposit Insurance Corporation.

          "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

          "Fee Letters" means the collective reference to (i) the Fee Letter, dated February 1, 2001, among the Borrowers, DBAB, DBAG, First Union Securities, Inc. and TD, (ii) the Fee Letter, dated February 1, 2001, among the Borrowers and FNBC Leasing Corporation, (iii) the Fee Letter, dated February 1, 2001, among the Borrowers and Nortel Networks and (iv) the Fee Letter, dated February 1, 2001, among the Borrowers and IBM Credit Corporation.

          "FiberNet Pledge Agreement (Devnet)" means the Amended and Restated FiberNet Pledge Agreement (Devnet), dated as of the date hereof, between FiberNet and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "FiberNet Pledge Agreement (FTI)" means the Amended and Restated FiberNet Pledge Agreement (FTI), dated as of the date hereof, between FiberNet and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "FiberNet Security Agreement" means the Amended and Restated FiberNet Security Agreement, dated as of the date hereof, between FiberNet and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "Financial Officer's Certificate" means each certificate substantially in the form of Exhibit F annexed hereto delivered to the Administrative
                    ---------
     Agent and the Lenders by a Responsible Officer of each Borrower on the Closing Date in accordance with Section 3.1.Q.
                                     -------------

          "First Union" means First Union Investors, Inc.

          "Fiscal Year" means the fiscal year of the applicable Person, which, for each member of the Borrower Group, begins on January 1 and ends on December 31 of each calendar year, and "Fiscal Quarter" means a corresponding fiscal quarter of such Person.

          "FTI" means FiberNet Telecom, Inc., a Delaware corporation.

          "FTI Pledge Agreement (Equal Access)" means the Amended and Restated FTI Pledge Agreement (Equal Access), dated as of the date hereof, between FTI and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "FTI Pledge Agreement (Local Fiber)" means the Amended and Restated FTI Pledge Agreement (Local Fiber), dated as of the date hereof, between FTI and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "Funding and Payment Office" means (i) the office of the Administrative Agent located at 31 West 52nd Street, New York, New York 10019 or (ii) such other office of the Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by the Administrative Agent to the Borrowers and each Lender.

          "GAAP" means, subject to the limitations on the application thereof set forth in Section 1.2., generally accepted accounting principles in the
                  ------------
     United States of America set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, in each case as the same are applicable to the circumstances as of the date of determination.

          "Gateway Consent" means the Consent and Agreement, dated as of June 28, 2000, among Gateway I Newark, L.L.C., Equal Access and the Administrative Agent.

          "Governmental Action" means all permits, authorizations, registrations, consents, approvals, determinations, decrees, waivers, privileges, certifications, environmental clearances, notices and licenses of any Governmental Instrumentality.

          "Governmental Instrumentality" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

          "Hazardous Materials" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "acutely hazardous waste," "radioactive waste," "biohazardous waste," "pollutant," "toxic pollutant," "contaminant," "restricted hazardous waste," "infectious waste," "toxic substances," or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

          "Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect thereto.

          "Hudson Street Consent" means that certain letter agreement, dated as of February 2001, by Hudson Telegraph Associates, L.P. in favor of the Administrative Agent, for the benefit of the Lenders, in respect of that certain Agreement of Lease between Hudson Telegraph Associates and Local Fiber.

          "Included Taxes" has the meaning assigned to that term in Section
                                                                    -------
     2.7.B.
     -----

          "Indebtedness", as applied to any Person means, without duplication,
     (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (iv) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (unless the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (vi) all obligations, contingent or otherwise, of such Person under acceptance, letter of guaranty, letter of credit or similar facilities, (vii) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any cash payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, (viii) all obligations of such Person in respect of Interest Rate Agreements, (ix) all Indebtedness of others referred to in clauses (i) through (viii) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (a) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (b) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (c) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered), or (d) otherwise to assure a creditor against loss, and (x) all Indebtedness referred to in clauses (i) through
     (viii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person. All obligations under the Loan Documents shall constitute Indebtedness.

          "Indemnified Liabilities" has the meaning assigned to that term in

     Section 9.3.
     -----------

          "Indemnitee" has the meaning assigned to that term in Section 9.3.
                                                                -----------

          "Intellectual Property" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of any member of the Borrower Group that are material to the condition (financial or otherwise), business or operations of any member of the Borrower Group.

          "Interest Payment Date" means (i) with respect to any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan, provided that in the case of each Interest Period of longer than three months, "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

          "Interest Period" has the meaning assigned to that term in Section
                                                                     -------
     2.3.B.
     -----

          "Interest Rate Agreement" means any interest rate swap, cap or collar agreement or similar arrangement dealing with interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies or any arrangement otherwise documented under an ISDA Master Agreement.

          "Interest Rate Determination Date" means, with respect to any Interest Period, two Business Days prior to the first day of such Interest Period.

          "Investment" means (i) any direct or indirect purchase or other acquisition by any member of the Borrower Group of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary),
     (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any member of the Borrower Group from any Person, of any equity Securities of any Subsidiary of the Parent, or (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by any member of the Borrower Group to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

          "ISP98" has the meaning assigned to that term in Section 2.2.H.
                                                           -------------

          "Issuing Bank" means DBAG, as the issuer of Letters of Credit hereunder for the account of the applicable Borrower, or any other Lender, Affiliate of any Lender or other financial institution reasonably acceptable to the Administrative Agent and each Borrower which may at any time issue a Letter of Credit for the account of a Borrower under this Agreement. If there is more than one Issuing Bank, all references to the "Issuing Bank" shall be deemed to refer to each Issuing Bank or to all Issuing Banks, as the context requires.

          "Issuing Bank Fees" has the meaning assigned to that term in Section
                                                                       -------
     2.4.B.
     -----

          "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, limited liability company or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

          "Lead Arranger" means DBS.

          "Legal Requirements" means all laws, statutes, orders, decrees, injunctions, licenses, permits, approvals, authorizations, agreements and regulations of any Governmental Instrumentality having jurisdiction over the matter in question.

          "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to Section 9.1.; provided that
                                                  ------------
     the term "Lenders", when used in the context of a particular Commitment, shall mean the Lenders having that Commitment.

          "L/C Facing Fees" has the meaning assigned to that term in Section
                                                                     -------
     2.4.A.
     -----

          "Letter of Credit Obligations" means the sum of the aggregate undrawn amount of all Letters of Credit outstanding, plus the aggregate amount of all drawings under Letters of Credit for which any Borrower has not reimbursed the Issuing Bank.

          "Letter of Credit" means any letter of credit issued under Section 2.3
                                                                     -----------
     and all amendments, renewals, extensions and replacements thereof.

          "Letter of Credit Date" means the date of the issuance of any Letter of Credit.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC).

          "Loan/Letter of Credit Certificate" means a certificate substantially in the form of Exhibit G annexed hereto delivered by a Borrower to the
                    ---------
     Administrative Agent pursuant to Section 2.1.C(ii) with respect to a
                                      -----------------
     proposed Loan.

          "Loan Date" means the date of the making of any Loan.

          "Loan Documents" means this Agreement, the Notes, the Collateral Documents, the LOC Documents, the Fee Letters, the Debt Engagement Letter, the Equity Registration Rights Joinder Agreement, the Warrant Agreement, the Warrant Escrow Agreement and all other agreements, certificates, instruments or documents executed and delivered by a member of the Borrower Group pursuant to any of the aforementioned documents or agreements.

          "Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Commitments, that Lender's Commitment (including all drawn and undrawn portions thereof) and
     (ii) after the termination of the Commitments, the aggregate outstanding principal amount of the Loans of that Lender.

          "Loan/Letter of Credit Request" means a notice substantially in the form of Exhibit H annexed hereto delivered by the applicable Borrower to
             ---------
     the Administrative Agent pursuant to Section 2.1.C. with respect to a
                                          --------------
     proposed Loan.

          "Loans" shall be the collective reference to the Revolving Loans and the Term Loans.

          "LOC Committed Amount" has the meaning assigned to that term in

     Section 2.2.A.
     -------------

          "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "Local Fiber" means Local Fiber, L.L.C., a New York limited liability company.

          "Majority Lenders" means the Lenders having or holding more than 51% of the sum of the aggregate Loans and unused Commitments of all the Lenders.

          "Margin Stock" has the meaning assigned to that term in Regulations T, U and X of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Material Adverse Effect" means (i) a material adverse effect on the business, assets, revenues, operations, results of operations or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries taken as a whole, (ii) a material adverse effect on the ability of any member of the Borrower Group to perform its obligations under the Loan Documents to which it is a party, or (iii) a material adverse effect on the validity or enforceability of the Loan Documents, the Liens granted under the Loan Documents or the Lenders' rights and remedies under the Loan Documents.

          "Material Contract" means any contract, lease or other agreement or arrangement to which any member of the Borrower Group is a party (other than the Loan Documents) (i) involving aggregate consideration payable to or by any member of the Borrower Group in excess of $5,000,000, or (ii) which is otherwise material to the business, assets, operations, results of operations or condition (financial or otherwise) of the Borrowers and their respective Subsidiaries, taken as a whole, and without limiting the foregoing, shall be deemed to include each of the agreements or arrangements set forth in Schedule 4.9.B.
                               --------------

          "Maturity Date" means the date which is the sixth anniversary of the Closing Date.

          "Maximum Rate" has the meaning assigned to that term in Section 9.23.
                                                                  ------------

          "MFN Consent" means that certain Consent and Agreement, dated as of April 7, 2000, by Metromedia Fiber Network Services, Inc. in favor of the Administrative Agent, for the benefit of the Lenders.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which any member of the Borrower Group or any ERISA Affiliate has contributed within the past six years or with respect to which any member of the Borrower Group may incur any liability.

          "Net Asset Sale Proceeds" means the aggregate cash proceeds received by any member of the Borrower Group in respect of any Asset Sale, net of the direct costs relating to such Asset Sale (including legal, accounting and investment banking fees and expenses, employee severance and termination costs, any trade payables or similar liabilities related to the assets sold and required to be paid by the seller as a result thereof and sales, finders' or brokers' commissions), and any relocation expenses incurred as a result thereof and taxes paid or payable as result thereof (including any such taxes paid or payable by an owner of any member of the Borrower Group) (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness secured by a Lien which is prior to the Lien under the Collateral Documents on the asset or assets that are the subject of such Asset Sale, all distributions and other payments required to be made to minority interest holders in a Subsidiary or Joint Venture as a result of the Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets or any liabilities associated with the asset disposed of in such Asset Sale.

          "Net Proceeds" has the meaning assigned to that term in Section
                                                                  -------
     2.5.B(iii)(d).
     -------------

          "Net Proceeds Amount" has the meaning assigned to that term in Section
                                                                         -------
     2.5.B(iv).
     ---------

          "Net Revenue" means, for any period, (i) all revenue received by any member of the Borrower Group, that would, in conformity with GAAP, be included on the consolidated income statement of the Borrower Group as revenue at such date and (ii) all deferred revenue set forth on the consolidated balance sheet of the Borrower Group in accordance with GAAP.

          "NOC" means any network operation center of any Borrower or any of its Subsidiaries.

          "Non-US Lender" has the meaning assigned to that term in Section
                                                                   -------
     2.7.B(iii).
     ----------

          "Nortel Networks" means Nortel Networks Inc., a Delaware corporation.

          "Notes" means one or more of the Revolving Loan Notes or Term Loan Notes.

          "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit H annexed hereto delivered to the Administrative Agent
                 ---------
     pursuant to Section 2.3.D. with respect to a proposed conversion or
                 --------------
     continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

          "NPPE" means, for any period, all plant, property and equipment of the Borrower Group, determined on a consolidated basis in accordance with GAAP, less accumulated depreciation in respect of such plant, property and equipment.

          "Obligations" means the collective reference to the Letter of Credit Obligations and the unpaid principal of, and the accrued and unpaid interest on, the Loans and all other obligations and liabilities of any member of the Borrower Group to each Agent, the Lenders and the Issuing Bank (including each member of the Borrower Group's liability for all interest that accrues after the maturity of the Loans and all interest that accrues after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any member of the Borrower Group whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Interest Rate Agreement entered into by any Borrower with any Lender pursuant to this Agreement or any other document made, delivered or given in connection with this Agreement, any other Loan Document or any such Interest Rate Agreement, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to each Agent, the Lenders and the Issuing Bank that are required to be paid by any Borrower pursuant to the terms of any such agreement), and all other obligations and liabilities of any or all of the Loan Parties to each Agent, the Issuing Bank and/or any Lender under this Agreement, or any other Loan Document.

          "Officer's Certificate" means a certificate executed on behalf of a Person by a Responsible Officer thereof (in his capacity as such officer); provided that every Officer's Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the Responsible Officer making or giving such Officer's Certificate has read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of such Responsible Officer, he is reasonably familiar with the Borrowers' assets, liabilities, operations and affairs and, accordingly, is able to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the Responsible Officer, such condition has been complied with in all material respects.

          "Operating Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

          "Original Credit Agreement" has the meaning assigned to such term in the Preamble to this Agreement.

          "Other Taxes" has the meaning assigned to that term in Section 2.7.B.
                                                                 -------------

          "Parent" means FiberNet Telecom Group, Inc., a Delaware corporation.

          "Parent Guaranty Agreement" means the Amended and Restated Parent Guaranty Agreement, dated as of the date hereof, made by the Parent in favor of the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "Parent Letter Agreement" means the letter agreement, dated as of the date hereof, entered into by the Parent for the benefit of the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

          "Parent Pledge Agreement (Devnet)" means the Amended and Restated Parent Pledge Agreement (Devnet), dated as of the date hereof, between the Parent and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "Parent Pledge Agreement (FiberNet)" means the Amended and Restated Parent Pledge Agreement (FiberNet), dated as of the date hereof, between the Parent and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "Parent Security Agreement" means the Amended and Restated Parent Security Agreement, dated as of the date hereof, between the Parent and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

          "Pavonia Consent" means the Consent and Agreement, dated as of October 30,2000, among Telecom Management Resources, Inc., Equal Access and the Administrative Agent.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Code or Section 302 of ERISA.

          "Permitted Investments" means, with respect to any member of the Borrower Group, Investments which are (i) Cash or Cash Equivalents; (ii) accounts receivable created, acquired or made by such member of the Borrower Group in the ordinary course of business; (iii) Investments consisting of Capital Stock, obligations, securities or other property received by such member of the Borrower Group in settlement of accounts receivable or in satisfaction of judgments (each created in the ordinary course of business) from obligors in the ordinary course of business; (iv) Investments existing as of the Closing Date and set forth in
     Schedule 1.1.A; (v) to the extent permitted under Section 6.7, Investments
     --------------                                    -----------
     consisting of non-cash consideration received by such member of the Borrower Group in any Asset Sales; (vi) to the extent constituting Investments, transactions permitted under Section 6.18; and (vii)
                                               ------------
     Investments in any other Person(s) that in the aggregate do not exceed $500,000.

          "Permitted Liens" means the following types of Liens, excluding (a) any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Code or by ERISA, (b) any such Lien relating to or imposed in connection with any Environmental Claim, and (c) any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents, provided in each case that such Liens do not secure Indebtedness for borrowed money (other than Indebtedness of the nature described in clause (iv) of Section 6.1):
                                                            -----------

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by Section 5.5;
                                                           -----------

          (ii) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.5;
                                           -----------

          (iii) Liens of sellers of goods to any member of the Borrower Group arising under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only goods sold and securing only the unpaid purchase price for such goods and related expenses;

          (iv) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as (1) the relevant member of the Borrower Group maintains cash reserves sufficient to discharge any such Lien, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

          (v) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security (exclusive of obligations for the payment of borrowed money), incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as (1) the relevant member of the Borrower Group maintains cash reserves sufficient to discharge any such Lien, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

          (vi) leases or subleases granted to third parties in accordance with any applicable terms of this Agreement and the Collateral Documents, provided, that each such lease or sublease (a) is in the ordinary course of business and is in connection with the provision of co-location services by any Borrower or any of its Subsidiaries and (b) does not interfere in any material respect with the ordinary conduct of the business of any Borrower or any of its Subsidiaries;

          (vii) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of any Borrower or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

          (viii) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

          (ix)   Liens granted pursuant to the Collateral Documents;

          (x) without limiting any of the Borrowers' obligations under Sections 5.11 and 6.13, interests of landlords or any of their respective
     -------- ----     ----
     lenders in leases or co-location agreements entered into by any Borrower or any of its Subsidiaries;

          (xi)   Liens existing as of the Closing Date and set forth on Schedule
                                                                        --------
     1.1.B, provided that no such Lien shall at any time be extended to or cover
     -----
     any asset or property other than the asset or property subject thereto on the Closing Date;

          (xii) Liens securing any Indebtedness renewing, refinancing or extending Indebtedness secured by Liens permitted pursuant to clause (xi) above on terms and conditions no less favorable to the applicable member of the Borrower Group, provided that no such Lien shall at any time be extended to or cover any asset or property other than the asset or property subject to such prior Lien on the Closing Date;

          (xiii) Liens securing any Indebtedness permitted under Section
                                                                 -------
     6.1(iv) or 6.1(v);
     -------    ------

          (xiv) with respect to Devnet, rights of landlords or property managers, telecommunications or service providers, cable television providers or similar providers with respect to contracts, leases, easements and/or licenses in existence as of the Closing Date; and

          (xv) other Liens securing indebtedness in an aggregate amount not to exceed $1,000,000 at any time outstanding.

          "Permitted Purpose" has the meaning assigned to that term in Section
                                                                       -------
     5.12.
     ----

          "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Instrumentalities.

          "Pledge Agreements" means the collective reference to the Parent Pledge Agreement (FiberNet), the Parent Pledge Agreement (Devnet), the FiberNet Pledge Agreement (Devnet), the FiberNet Pledge Agreement (FTI), the FTI Pledge Agreement (Equal Access), the FTI Pledge Agreement (Local Fiber), and each Subsidiary Pledge Agreement.

          "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

          "Prime Rate" means the rate that DBAG announces from time to time as its Dollar prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. DBAG or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          "Pro Rata Share" means (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan of any Lender, the percentage obtained by dividing (x) the Term Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all the Lenders, or (ii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans or the obligations or unreimbursed drawings with respect to a Letter of Credit of any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all the Lenders. The initial Pro Rata Share of each Lender for purposes of each of clauses (i) and (ii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1.A annexed hereto.
                                         --------------

          "Proceedings" has the meaning assigned to that term in Section 5.1.
                                                                 -----------

          "Rating Agency" means S&P and Moody's together with any other nationally recognized credit rating agency if either of such corporations is not then currently rating the pertinent obligations.

          "Register" has the meaning assigned to that term in Section 2.1.D(i).
                                                              ----------------

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

          "Required Lenders" means the Lenders having or holding more than 662/3% of the sum of the aggregate Loans and unused Commitment of all the Lenders.

          "Responsible Officer" means, with respect to any matter and with respect to any Person, the Chief Executive Officer, Chief Operating Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, Assistant Vice President, Treasurer or Assistant Treasurer of such Person.

          "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of any member of the Borrower Group now or hereafter outstanding, except a dividend or distribution payable solely in shares of that class of stock to the holders of that class (or the accretion of such dividends or distribution), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of any member of the Borrower Group now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of any member of the Borrower Group now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or cash interest on, or redemption, purchase, retirement, defeasance (including covenant or legal defeasance), sinking fund or similar payment with respect to Indebtedness permitted by this Agreement to be incurred by any member of the Borrower Group and which is subordinated in right of payment to the Obligations.

          "Revolving Lender" means any Lender with a Revolving Loan Commitment or making a Revolving Loan.

          "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to the Borrowers pursuant to Section 2.1.A.(ii), and
                                                  ------------------
     "Revolving Loan Commitments" means such commitments of all the Lenders in the aggregate.

          "Revolving Loan Commitment Termination Date" means the date which is the earlier of (i) the date which is 30 days prior to the Maturity Date and
     (ii) the date on which all of the Revolving Lenders' Commitments expire or terminate.

          "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination, such Lender's unused Revolving Loan Commitment and the outstanding principal amount of the Revolving Loans of that Lender and that Lender's reimbursement obligations under Sections 2.2.C. and 2.2.D in
                                                   ---------------     -----
     respect of any Letter of Credit.

          "Revolving Loans" means the Loans made by the Lenders to any Borrower pursuant to Section 2.1.A.(ii).
                 -------------------

          "Revolving Loan Notes" means (i) the promissory notes of each Borrower issued pursuant to Section 3.1.A on the Closing Date and (ii) any
                        -------------
     promissory notes issued by the applicable Borrower pursuant to Section
                                                                    -------
     9.1.B. in connection with assignments of the
     ------

     Revolving Loan Commitments and Revolving Loans of any of the Revolving Loan Lenders, in each case substantially in the form of Exhibit N annexed
                                                        ---------
     hereto, as they may be amended, supplemented or otherwise modified from time to time.

          "S&P" means Standard & Poor's Corporation.

          "Secured Parties" means the Agents, the Lenders, the Issuing Bank and any Lender or Affiliate of a Lender party to an Interest Rate Agreement.

          "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

          "Securities Intermediary" means Bankers Trust Company and includes each of its permitted successors and assigns.

          "Shareholder" means any Person who holds the Capital Stock of the Parent from time to time.

          "Solvency Certificate" means each certificate substantially in the form of Exhibit J annexed hereto delivered to the Administrative Agent and
             ---------
     the Lenders by a Responsible Officer of each Borrower on the Closing Date in accordance with Section 3.1.W.
                        -------------

          "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property or assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the property or assets of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person and (v) the present fair salable value of the assets of such Person, as a going concern, is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Stage 1" means the period from the Closing Date to and including the earlier of (i) the last day of the first Fiscal Quarter of the Borrower Group for which the Consolidated Leverage Ratio of the Borrower Group as at such date is less than or equal to 6.00 to 1.00 and (ii) December 30, 2002.

          "Stage 2" means the period commencing immediately after the last day of Stage 1.

          "Subsidiary" means, with respect to any Person, (i) any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof and (ii) any partnership or limited liability company of which more than 50% of such entities' capital accounts, distribution rights, general or limited partnership interests or membership interests are owned or controlled directly or indirectly by such Person or one of more other Subsidiaries of that Person or a combination thereof. Without limiting the generality of the foregoing, FiberNet and Devnet are Subsidiaries of the Parent, FTI is a Subsidiary of FiberNet and Equal Access and Local Fiber are Subsidiaries of FTI.

          "Subsidiary Guarantor" means each Subsidiary of a Borrower that executes and delivers a Subsidiary Guaranty Agreement on the Closing Date or from time to time thereafter pursuant to Section 6.5.B.
                                                 -------------

          "Subsidiary Guaranty Agreement" means each Subsidiary Guaranty Agreement and Amended and Restated Subsidiary Guaranty Agreement executed and delivered by a Subsidiary of a Borrower, in each case substantially in the form of Exhibit K annexed hereto.
                 ---------

          "Subsidiary Pledge Agreement" means each Subsidiary Pledge Agreement and Amended and Restated Subsidiary Pledge Agreement executed and delivered by a Subsidiary of a Borrower, in each case substantially in the form of Exhibit L annexed hereto.
     ---------

          "Subsidiary Security Agreement" means each Subsidiary Security Agreement and Amended and Restated Subsidiary Security Agreement executed and delivered by a Subsidiary of a Borrower, in each case substantially in the form of Exhibit M annexed hereto.
                 ---------

          "Syndication Agent" is defined in the Preamble to this Agreement and includes each of its successors and assigns.

          "System" has the meaning assigned to that term in the Recitals to this Agreement.

          "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed, including interest, penalties and additions in connection therewith; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

          "TD" has the meaning assigned to such term in the Preamble to this Agreement.

          "Telecommunications Assets" means all assets, rights (contractual or otherwise) and properties, whether tangible or intangible, used or intended for use in connection with the Telecommunications Business.

          "Telecommunications Business" means, with respect to the Borrower Group, the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased terrestrial or microwave transmission facilities which are a part of the System and (ii) constructing, installing, maintaining, creating, designing, developing, operating or marketing terrestrial or microwave communications related network infrastructure, components, equipment, software and other devices for use in the telecommunications business of the Borrower Group (as contemplated by the Business Plan) and any other business or opportunity that is reasonably related or complementary thereto.

          "Term Lender" means any Lender with a Term Loan Commitment or making a Term Loan.

          "Term Loan Commitment" means the commitment of a Lender to make a Term Loan to the Borrowers pursuant to Section 2.1.A.(i), and "Term Loan
                                       -----------------
     Commitments" means such commitments of all the Lenders in the aggregate.

          "Term Loan Commitment Termination Date" means the date which is the earlier of (i) March 31, 2002 and (ii) the date on which all of the Term Lenders' Commitments expire or terminate.

          "Term Loan Exposure" means, with respect to any Lender as of any date of determination, such Lender's unused Term Loan Commitment and the outstanding principal amount of the Term Loans of such Lender.

          "Term Loan Notes" means (i) the promissory notes of each Borrower issued pursuant to Section 3.1.A. on the Closing Date and (ii) any
                        --------------
     promissory notes issued by the applicable Borrower pursuant to Section
                                                                    -------
     9.1.B. in connection with assignments of the Term Loan Commitments or Term
     ------
     Loans of any of the Term Loan Lenders, in each case substantially in the form of Exhibit O annexed hereto.
             ---------

          "Term Loans" means the Loans made by the Lenders to any Borrower pursuant to Section 2.1.A.(i).
                 -----------------

          "Tishman" means Tishman Speyer Properties, L.P., a Delaware limited partnership.

          "Tishman Licenses" means each of the licenses and agreements, dated as of April 10, 2000, entered into by FiberNet or any of its Subsidiaries with Tishman or an Affiliate thereof.

          "Tishman Warrant Agreement" means that certain Warrant to Purchase L.L.C. Units, dated as of August 7, 1997, between Equal Access and Tishman.

          "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the aggregate principal amount of all outstanding Revolving Loans.

          "Total Utilization of Term Loan Commitments" means, as at any date of determination, the aggregate principal amount of all outstanding Term Loans.

          "Transaction Costs" means the fees, costs and expenses payable by any member of the Borrower Group on or before the Closing Date in connection with the transactions contemplated by the Loan Documents.

          "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

          "UCP" has the meaning assigned to that term in Section 2.2.H.
                                                         -------------

          "Unadjusted Eurodollar Rate Component" has the meaning assigned to that term in Section 5.15.
                  ------------

          "Unused Commitments" means, for any period, the average of the daily excess of the Commitments in effect during such period over the average daily aggregate principal amount of Loans outstanding during such period.

          "Utilization Ratio" means, for any period, the average daily aggregate principal amount of Loans outstanding during such period divided by the average daily total Commitments in effect during such period.

          "Warrant Agreement" means the Warrant Agreement, dated April 11, 2000, among the Parent, DBAB, TD and Bankers Trust Company.

          "Warrant Escrow Agreement" means the Warrant Escrow Agreement, dated April 11, 2000, among the Parent, DBAB, TD and Bankers Trust Company.

          "707 Wilshire Consent" means the Consent and Agreement, dated as of October 12, 2000, among First Interstate Tower, Equal Access and the Administrative Agent.

     SECTION 1.2.  ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF
                   -----------------------------------------------------
                   CALCULATIONS UNDER AGREEMENT.
                   -----------------------------

     Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Without limiting the foregoing, financial statements and other information required to be delivered by any member of the Borrower Group to the Lenders pursuant to Sections 3.1. and 5.1. shall be prepared in
                           -------------     ----
accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1).
                                                            -----------
Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in Section 5.1.
                                                                   -----------

     SECTION 1.3.  OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.
                    --------------------------------------------------------

     A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

     B. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

     C. Any reference to any agreement or instrument shall be deemed to include a reference to such agreement or instrument as assigned, amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

     D. The use in any of the Loan Documents of the word "include" or "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word "will" shall be construed to have the same meaning and effect as the word "shall."

     E. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

     F. References to "Articles" shall be to Articles of this Agreement unless otherwise specifically provided.

     G. The use in this Agreement of the words "herein," "hereof," and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.

     H. The use in this Agreement of the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     I. This Agreement, the other Loan Documents and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the party who drafted the various provisions of the same. Each and every provision of this Agreement, the other Loan Documents and instruments and documents entered into and delivered in connection therewith shall be construed as though the parties participated equally in the drafting of the same. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement, or the other Loan Documents and instruments and documents entered into and delivered in connection therewith.

                                  ARTICLE II.
                  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

     SECTION 2.1.  COMMITMENTS; MAKING OF LOANS; THE REGISTER; NOTES.
                   --------------------------------------------------

     A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of each Borrower herein set forth, each Lender hereby severally agrees to make the Loans described in this
Section 2.1.A.
-------------
               (i) Term Loans. Each Term Lender severally agrees to make term loans ("Term Loans") to the Borrowers from time to time from the Closing Date until the Term Loan Commitment Termination Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Term Loan Commitments. Each Borrower shall use the proceeds of any such Term Loans solely for the purposes identified in Section 5.12. The amount of each Term
                                           ------------
     Lender's Commitment as of the Closing Date is set forth opposite its name on Schedule 2.1.A annexed hereto and the aggregate amount of the Term Loan
        --------------
     Commitments is $65,000,000; provided that the Term Loan Commitments of the applicable Term Lenders shall be adjusted to give effect to any assignments of such Term Lender's respective Term Loan Commitments pursuant to Section
                                                                        -------
     9.1.; and provided further that the amount of the Term Loan Commitments
     ----
     shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.5. Each Term Lender's Term Loan Commitments
                      ------------
     shall expire immediately and without further action on the Term Loan Commitment Termination Date and no Term Loans shall be made after such date. Amounts borrowed under this Section 2.1.A.(i) and subsequently
                                        -----------------
     repaid or prepaid may not be reborrowed.

               (ii) Revolving Loans.  Each Revolving Lender severally agrees to
                    ---------------
     make revolving loans ("Revolving Loans") to the Borrowers from the Closing Date until the Revolving Loan Commitment Termination Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments. Each Borrower shall use the proceeds of any such Revolving Loans solely for the purposes identified in Section 5.12.
                                                                ------------
     The amount of each Revolving Loans Lender's Commitment as of the of the Closing Date is set forth opposite in name on

     Schedule 2.1.A annexed hereto and the aggregate of the Revolving Loan
     --------------
     Commitments of the applicable Revolving Lenders shall be adjusted to give effect to any assignments of such Revolving Lender's respective Revolving Loan Commitments pursuant to Section 9.1.; and provided further that the
                                  ------------
     amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.5. Each
                                                              -----------
     Revolving Lender's Revolving Loan Commitments shall expire immediately and without further action on the Revolving Loan Commitment Termination Date and no Revolving Loans shall be made after such date. Amounts borrowed under this Section 2.1.A.(ii) and subsequently repaid or prepaid may be
                ------------------
     reborrowed; provided, however, that the aggregate principal amount of the Revolving Loans outstanding at any time, when taken together with the Letter of Credit Obligations, may not exceed the aggregate amount of the Revolving Loan Commitments.

     B. Borrowing Mechanics. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of each Borrower herein set forth, each Lender hereby severally agrees to make the Loans described in Section 2.1.A., if, and only if, the borrowing mechanics set forth
             --------------
as follows are satisfied:

               (i) (a) Revolving Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount and (b) Term Loans shall be in an aggregate minimum amount of $10,000,000 and integral multiples of $100,000 in excess of that amount;

               (ii) Whenever a Borrower desires that the Lenders make Revolving Loans or Term Loans, such Borrower shall deliver to the Administrative Agent a Loan/Letter of Credit Request no later than 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed Loan Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Loan Date (in the case of a Base Rate Loan). The Borrowers may request (a) a Revolving Loan no more frequently than twice per month and (b) a Term Loan no more frequently than once per month;

               (iii) With respect to the making of a Loan, each Loan/Letter of Credit Request shall (a) specify (1) the identity of the applicable Borrower, (2) whether the requested Loan is a Revolving Loan or Term Loan,
     (3) the aggregate amount of the requested Loan, (4) the proposed Loan Date (which may occur only on a Business Day), (5) whether any Loan shall be a Base Rate Loan or a Eurodollar Rate Loan, and (6) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor, which shall be a period contemplated by the definition of the term "Interest Period," and (b) be accompanied by an accurate and complete Loan/Letter of Credit Certificate;

               (iv) With respect to the issuance of a Letter of Credit, each such issuance shall be made in accordance with the requirements set forth in Section 2.2.B; and
     ----------------

               (v) The applicable Borrower shall notify the Administrative Agent prior to the making of any Loan in the event that any of the matters to which such Borrower is required to certify in the applicable Loan/Letter of Credit Request or Loan/Letter of Credit Certificate, as applicable, is no longer accurate and complete as of the applicable Loan Date, and the acceptance by any Borrower of the proceeds of any Loan shall constitute a re-certification by the applicable Borrower, as of the applicable Loan Date, as to the matters to which such Borrower is required to certify in the applicable Loan/Letter of Credit Request and Loan/Letter of Credit Certificate.

     Except as otherwise provided in Sections 2.6.B. and 2.6.C., a Loan/Letter
                                     ---------------     ------
of Credit Request for a Eurodollar Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and a Loan/Letter of Credit Request for a Base Rate Loan shall be irrevocable on and after the delivery of such Loan/Letter of Credit Request to the Administrative Agent and, in each case, the applicable Borrower shall be bound to make a borrowing in accordance therewith.

     C. Disbursement of Funds. All Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by the Administrative Agent of a Loan/Letter of Credit Request pursuant to Section 2.1.B., the Administrative Agent shall notify each
                    --------------
Lender of the proposed borrowing. Each Lender shall make the amount of its Loan available to the Administrative Agent not later than 12:00 Noon (New York City time) on the applicable Loan Date, in immediately available funds in Dollars, at the Funding and Payment Office. The Administrative Agent shall disburse the proceeds of each Loan, all in accordance with and as more particularly described in the Loan/Letter of Credit Request.

     Unless the Administrative Agent shall have been notified by any Lender prior to the Loan Date that such Lender does not intend to make available to the Administrative Agent the amount of such Lender's Pro Rata Share of such Loan requested on such Loan Date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Loan Date and the Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the applicable Borrower a corresponding amount on such Loan Date. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Loan Date until the date such amount is paid to the Administrative Agent, at the Federal Funds Effective Rate for the first three Business Days and thereafter at the rate payable under this Agreement for Base Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's share of the Loan included in such Loan. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the applicable Borrower and the applicable Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest thereon, for each day from such Loan Date until the date such amount is paid to the

Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this Section 2.1.C. shall be deemed to relieve any Lender from
                       --------------
its obligation to fulfill its Commitments hereunder or to prejudice any rights that the applicable Borrower may have against any Lender as a result of any default by such Lender hereunder.

     D.   The Register.

               (i) The Administrative Agent shall maintain, at its address referred to in Section 9.8., a register for the recordation of the names
                    ------------
     and addresses of the Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (ii)      The Administrative Agent shall record in the Register
     (a) the Term Loan Commitment, the Revolving Loan Commitment, the Loans and the type of Loans from time to time of each Lender, (b) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, (c) each repayment or prepayment in respect of the principal amount of the Loans of each Lender, (d) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof, (e) the date of issuance, face amount and expiry date of each Letter of Credit and the Issuing Bank with respect thereto and the Borrower requesting the issuance thereof, and,
     (f) if applicable, the date and amount of each Letter of Credit converted, in whole or in part, into a Loan pursuant to Section 2.2. Any such
                                                  -----------
     recordation shall be conclusive and binding on each Borrower and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Obligations in respect of any applicable Loans.

               (iii) Each Lender shall record on its internal records (including the Notes held by such Lender) the amount and type of each Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on each Borrower, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Obligations in respect of any applicable Loans or otherwise; and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

               (iv) The Administrative Agent and the Lenders shall deem and treat the Persons listed as the Lenders in the Register as the holders and owners of the corresponding Commitments, Letters of Credit and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment, Letter of Credit or Loans shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided in Section 9.1. Prior to such
                                             -----------
     recordation, all amounts owed with respect to the applicable Commitment, Letter of Credit or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments, Letters of Credit or Loans.

     E. Notes. Each Borrower, as applicable, shall execute and deliver on the Closing Date and on the date of any assignment or transfer of any Loan or Commitment to each Lender who so requests (or to the Administrative Agent for that Lender) (i) a Revolving Note substantially in the form of Exhibit N annexed
                                                               ---------
hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions and (ii) a Term Loan Note substantially in the form of Exhibit O annexed hereto
                                                       ---------
to evidence that Lender's Term Loans, in the principal amount of that Lender's Term Loan Commitment and with other appropriate insertions.

     The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent as provided in Section 9.1. Any request, authority or
                                    -----------
consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, assignee or transferee of that Note or of any Note or Notes issued in exchange therefor.

     SECTION 2.2.  LETTERS OF CREDIT.
                   ------------------

     A. Issuance of Letters of Credit. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Issuing Bank agrees to issue, and each Revolving Loan Lender severally agrees to participate in the issuance by the Issuing Bank of, Letters of Credit in Dollars from time to time from the Closing Date until the Revolving Loan Commitment Termination Date as any Borrower may request, in a form acceptable to the Issuing Bank; provided, however, that (i) the Letter of Credit Obligations outstanding shall not at any time exceed $10,000,000 (the "LOC Committed Amount") and (ii) the sum of the aggregate outstanding principal amount of Revolving Loans plus Letter of Credit Obligations shall not at any time exceed the aggregate amount of the Revolving Loan Commitments. No Letter of Credit shall (a) have an original expiry date more than one year from the date of issuance (provided that any such Letter of Credit may contain customary "evergreen" provisions pursuant to which the expiry date is automatically extended by a specific time period unless the Issuing Bank gives notice of expiration or termination to the beneficiary of such Letter of Credit at least a specified time period prior to the expiry date then in effect) or (b) as originally issued or as extended, have an expiry date extending beyond the date which is 30 days prior to the Maturity Date. Each Letter of Credit shall comply with the terms and conditions of the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

     B.   Notice and Reports.

               (i) The request for the issuance of a Letter of Credit shall be submitted by a Borrower to the Issuing Bank no later than 10:00 A.M. (New York City time) at least two Business Days in advance of the proposed Letter of Credit Date. The Borrowers shall request the issuance of a Letter of Credit no more frequently than once per month (and on the same day on which any Loans requested in such month are requested). Each request for the issuance of a Letter of Credit shall utilize the form of Loan/Letter of Credit Request attached hereto as Exhibit H and shall (a) specify (1) the identity of the Borrower requesting
     ---------
     the issuance of the Letter of Credit (2) the aggregate amount of the requested Letter of Credit and (3) the proposed Letter of Credit Date, and
     (b) be accompanied by an accurate and complete Loan/Letter of Credit Certificate.

               (ii) The Issuing Bank shall, at least quarterly and more frequently upon reasonable request, disseminate to each of the Revolving Loan Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.

               (iii) The applicable Borrower shall notify the Administrative Agent prior to the issuance of any Letter of Credit in the event that any of the matters to which such Borrower is required to certify in the applicable Loan/Letter of Credit Request or Loan/Letter of Credit Certificate, as applicable, is no longer accurate and complete as of the applicable Loan Date, and the acceptance by the applicable Borrower of the issuance of the Letter of Credit shall constitute a re-certification by such Borrower, as of the applicable Letter of Credit Date, as to the matters to which such Borrower is required to certify in the applicable Loan/Letter of Credit Request and Loan/Letter of Credit Certificate.

     C. Participation. Each Lender, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a participation interest from the Issuing Bank in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Pro Rata Share of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume and be obligated to pay to the Issuing Bank and discharge when due its Pro Rata Share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Revolving Loan Lender's participation interest in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed as required hereunder or under any such Letter of Credit, each such Revolving Loan Lender shall pay to the Issuing Bank its Pro Rata Share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Bank of an unreimbursed drawing pursuant to the provisions of Section 2.2.D. below. The obligation of each Revolving Loan
              --------------
Lender to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of a Potential Event of Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the applicable Borrower to reimburse the Issuing Bank under any Letter of Credit, together with interest as hereinafter provided.

     D. Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Bank shall promptly notify the applicable Borrower. Unless such Borrower shall immediately notify the Issuing Bank that such Borrower intends to otherwise reimburse the Issuing Bank for such drawing, such Borrower shall be deemed to have requested that the

Revolving Loan Lenders make a Revolving Loan in the amount of the drawing as provided in Section 2.2.E. below on the related Letter of Credit, the proceeds
            --------------
of which shall be used to satisfy the related reimbursement obligations. Such Borrower promises to reimburse the Issuing Bank on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If such Borrower shall fail to reimburse the Issuing Bank as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment any Borrower may claim or have against the Issuing Bank, any other Secured Party, the beneficiary of the Letter of Credit drawn upon or any other Person, including any defense based on any failure of any Borrower or any other member of the Borrower Group to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Bank will promptly notify the other Revolving Loan Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Bank, in Dollars and in immediately available funds, the amount of such Revolving Loan Lender's Pro Rata Share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Revolving Loan Lender from the Issuing Bank if such notice is received at or before 11:00 A.M. (New York City time), and otherwise such payment shall be made at or before 11:00 A.M. (New York City time) on the Business Day next succeeding the day such notice is received. If such Revolving Loan Lender does not pay such amount to the Issuing Bank in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Bank interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Bank in full at a rate per annum equal to, if paid within three Business Days of the date that such Revolving Loan Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Effective Rate and, thereafter, at a rate equal to the interest rate otherwise payable under this Agreement for Base Rate Loans. Each Revolving Loan Lender's obligation to make such payment to the Issuing Bank, and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Potential Event of Default or Event of Default or the acceleration of the obligations of any Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Revolving Loan Lender to the Issuing Bank, such Revolving Loan Lender shall, automatically and without any further action on the part of the Issuing Bank or such Revolving Loan Lender, acquire a participation interest in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Bank) in the related unreimbursed drawing portion of the Letter of Credit Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the applicable Borrower with respect thereto.

     E. Repayment with Loans. On any day on which a Borrower shall have requested, or been deemed to have requested, a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the applicable Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan comprised of Base Rate Loans

(or Eurodollar Loans to the extent the applicable Borrower has complied with the procedures of Section 2.1.C. with respect thereto) shall be immediately made to
              -------------
the applicable Borrower by all Revolving Loan Lenders in accordance with their Pro Rata Shares and the proceeds thereof shall be paid directly to the Issuing Bank for application to the respective Letter of Credit Obligations. Each such Revolving Loan Lender hereby irrevocably agrees to make its Pro Rata Share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) that the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder,
(ii) whether any conditions specified in Section 3.2 are then satisfied, (iii)
                                         -----------
whether a Potential Event of Default or an Event of Default then exists, (iv) the failure for any such request or deemed request for Revolving Loans to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing.

     F. Designation of Subsidiary as Account Party. Notwithstanding anything to the contrary set forth in this Agreement, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of any Subsidiary of any Borrower, provided that notwithstanding such statement, the requesting Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect such Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

     G. Renewal; Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects in the same manner as the issuance of a new Letter of Credit hereunder.

     H. Uniform Customs and Practices. The Issuing Bank may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

     I.  Indemnification; Nature of Issuing Bank's Duties.

               (i)       In addition to its other obligations under this Section
                                                                         -------
     2.2, each Borrower hereby agrees to pay, and protect, indemnify and save
     ---
     each Lender harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Lender may incur or be subject to as a consequence, direct or indirect, of (a) the issuance of any Letter of Credit or (b) the failure of such Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Legal Requirement.

               (ii) As between the Borrowers and the Lenders (including the Issuing Bank), the Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Lender (including the Issuing Bank) shall be responsible: (a) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (c) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (d) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (e) for any consequences arising from causes beyond the control of such Lender, including any Governmental Action. None of the above shall affect, impair, or prevent the vesting of the Issuing Bank's rights or powers hereunder, or otherwise limit the indemnities provided for in Section 9.3 or in any of the LOC Documents.
        -----------

               (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Lender (including the Issuing Bank), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Lender under any resulting liability to any Borrower or any other member of the Borrower Group. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify each Lender (including the Issuing Bank) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by each Borrower (on behalf of itself and each of the other Loan Parties), including any and all Governmental Action. No Lender (including the Issuing Bank) shall, in any way, be liable for any failure by such Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Action or any other cause beyond the control of such Lender.

               (iv)      Nothing in this Section 2.2.I. is intended to limit the
                                         --------------
     reimbursement obligations of any Borrower contained in Section 2.2.D.
                                                            --------------
     above. The obligations of each Borrower under this Section 2.2.I. shall
                                                        --------------
     survive the termination of this Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Lenders (including the Issuing Bank) to enforce any right, power or benefit under this Agreement.

               (v) Notwithstanding anything to the contrary contained in this Section 2.2.I., no Borrower shall have any obligation to indemnify any
          --------------
     Lender (including the Issuing Bank) in respect of any liability incurred by such Lender (a) arising out of the gross negligence or willful misconduct of such Lender, as determined in a final judgment of a court of competent jurisdiction, or (b) caused by such Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined in a final judgment of a court of competent jurisdiction, unless such payment is prohibited by any Legal Requirement.

     J. Responsibility of Issuing Bank. It is expressly understood and agreed that the obligations of the Issuing Bank hereunder to the Lenders are only those expressly set forth in this Agreement and that the Issuing Bank shall be entitled to assume that the conditions precedent set forth in Section 3.2 have
                                                              -----------
been satisfied as of the applicable Letter of Credit Date unless it shall have been notified in writing by the applicable Borrower that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.2 shall be deemed to prejudice the right of any Lender to recover
     -----------
from the Issuing Bank any amounts made available by such Lender to the Issuing Bank pursuant to this Section 2.2 in the event that it is determined by a court
                      -----------
of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Bank.

     K. Conflict with LOC Documents. In the event of any conflict between this Agreement and any LOC Document (including any letter of credit application), this Agreement shall control.

     SECTION 2.3.  INTEREST ON THE LOANS.
                   ----------------------

     A.  Rate of Interest.  Subject to the provisions of Sections 2.2.E., 2.6.
                                                         ---------------------
and 2.7., each Loan shall bear interest on the unpaid principal amount thereof
    ----
from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by the applicable Borrower initially at the time a Loan/Letter of Credit Request is given with respect to such Loan pursuant to
Section 2.1.B., and the basis for determining the interest rate with respect to
--------------
any Loan may be changed from time to time pursuant to Section 2.3.D. If on any
                                                      --------------
day a Loan is outstanding with respect to which notice has not been delivered to the Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

     Subject to the provisions of Sections 2.3.E., 2.6. and 2.7., the Loans
                                  ---------------------     ----
shall bear interest through maturity as follows:

               (i) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Margin; or

               (ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin.

     B. Interest Periods. In connection with each Eurodollar Rate Loan, the applicable Borrower may, pursuant to the applicable Loan/Letter of Credit Request or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at such Borrower's option, either a one, two, three or six month period; provided that:

               (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Loan Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

               (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

               (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this Section 2.3.B., end on the last
                                            --------------
     Business Day of a calendar month;

               (v) no Interest Period with respect to any portion of the Loans shall extend beyond the Maturity Date;

               (vi) no Interest Period shall extend beyond a date on which the applicable Borrower is required to make a scheduled payment of principal of the Loans or a permanent reduction of the Commitments is scheduled to occur unless the sum of (a) the aggregate principal amount of Loans that are Base Rate Loans plus (b) the aggregate principal amount of Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date plus (c) the excess of the Commitments then in effect over the aggregate principal amount of the Loans then outstanding equals or exceeds the principal amount required to be paid on the Loans, or the permanent reduction of the Commitments that is scheduled to occur, on such date;

               (vii) there shall be no more than eight Interest Periods outstanding at any time; and

               (viii) in the event the applicable Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Loan/Letter of Credit Request or Notice of Conversion/Continuation, the applicable Borrower shall be deemed to have selected an Interest Period of one month.

     C.  Interest Payments.  Subject to the provisions of Section 2.3.E.,
                                                          --------------
interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity).

     D.  Conversion or Continuation.  Subject to the provisions of Section 2.6.,
                                                                   ------------
each Borrower shall have the option (i) to convert at any time all or any part of its outstanding Loans equal to (a) in the case of a Term Loan, $5,000,000 and integral multiples of $1,000,000 in excess of that amount from Term Loans bearing interest at a rate determined by reference to one basis to Term Loans bearing interest at a rate determined by reference to an alternative basis, or
(b) in the case of a Revolving Loan, $1,000,000 and integral multiples of $200,000 in excess of that amount from Revolving Loans bearing interest at a rate determined by reference to one basis to Revolving Loans bearing interest at a rate determined by reference to an alternative basis or, or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to (x) in the case of a Term Loan, $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan, or (y) in the case of a Revolving Loan, $1,000,000 and integral multiples of $200,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

     The applicable Borrower shall deliver a Notice of Conversion/Continuation to the Administrative Agent no later than 10:00 A.M. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued,
(iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. Further, the submission by any Borrower of a Notice of Conversion/Continuation shall constitute a re-certification by such Borrower, as of the date of the proposed conversion/continuation, as to the matters to which such Borrower certified to in the applicable Loan/Letter of Credit Request and Loan/Letter of Credit Certificate.

     Except as otherwise provided in Sections 2.6.B. and 2.6.C., a Notice of
                                     ---------------     ------
Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and the applicable Borrower shall be bound to effect a conversion or continuation in accordance therewith.

     E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable Legal Requirements, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.2.E. is not a permitted alternative
                                 --------------
to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

     F. Computation of Interest. Interest on the Loans shall be computed on the basis of a 360-day year, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a 365-day year (or 366 days in a leap year), and in each case interest shall be payable for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, (i) the date of the making of such Loan, (ii) the first day of an Interest Period applicable to such Loan or (iii) with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

     SECTION 2.4.  FEES.
                   -----

     A.  Letter of Credit Fees.

               (i) The Borrowers agree to pay to the Issuing Bank, for its own account, on the date of issuance of any Letter of Credit, a facing fee equal to 0.125% of the initial face amount of each such Letter of Credit (the "L/C Facing Fee").

               (ii) The Borrowers shall also pay the customary charges, fees and expenses of the Issuing Bank for the issuance, administration and negotiation of each Letter of Credit (the "Issuing Bank Fees").

     B. Commitment Fees. The Borrowers shall pay to the Administrative Agent, for the account of the Lenders, commitment fees for the period from and after the Closing Date until but excluding the later of (i) the Revolving Loan Commitment Termination Date and (ii) the Term Loan Commitment Termination Date in an amount equal to the Unused Commitments multiplied by
                         (a) for any Fiscal Quarter (or, if shorter, the period in which Commitments are in effect hereunder) during which the Utilization Ratio is less than 33%, 1.25% per annum,

                         (b) for any Fiscal Quarter (or, if shorter, the period in which Commitments are in effect hereunder) during which the Utilization Ratio is greater than or equal to 33% but less than 66%, 1.00% per annum, or

                         (c) for any Fiscal Quarter during which the Utilization Ratio is greater than or equal to 66% (or, if shorter, the period in which Commitments are in effect hereunder), 0.75% per annum, as applicable.

Each such commitment fee shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (commencing on March 31, 2001), and on the later of (x) the Revolving Loan Commitment Termination Date and (y) the Term Loan Commitment Termination Date.

     C. Annual Administrative Fee. The Borrowers agree to pay to the Administrative Agent, for its own account, an annual administrative fee in an amount equal to $35,000 per annum from and including the Closing Date to and including the later of (i) the Maturity Date and (ii) the date on which all of the Obligations have been satisfied in full. Such administrative fee shall be payable yearly in advance, commencing on April 11, 2001.

     D. Equity Financing Fee. If the Parent has not received cash proceeds (net of underwriting discounts, commissions and other reasonable expenses associated therewith) in an amount equal to or greater than $12,000,000 from the issuance of its Capital Stock during the period from and after the Closing Date to and including December 31, 2001 (which $12,000,000 shall be in addition to the $25,580,000 in net cash proceeds from the issuance of the Parent's Capital Stock that must be contributed to FiberNet on or prior to the Closing Date pursuant to Section 3.1AA hereof), then the Borrowers shall pay to each of the
            -------------
Lenders an equity financing fee equal to the product of 0.50% multiplied by the amount of each such Lender's Loan Exposure as of December 31, 2001 (the "Equity Financing Fee"), which fee shall be earned and payable in immediately available funds on December 31, 2001.

     E. Other Fees. The Borrowers agree to pay the fees in the amounts, and at the times, separately agreed upon by the Borrowers, the Lead Arrangers, the Agents and/or certain of the Lenders in the Fee Letters. In addition, the Borrowers shall advise the Lead Arranger of any fees paid to any Lender in connection with the transactions contemplated hereby.

     SECTION 2.5.  REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN COMMITMENTS;
                   ------------------------------------------------------
                   GENERAL PROVISIONS REGARDING PAYMENTS.
                   --------------------------------------

     A.  Scheduled Payments of Loans.

     On the Maturity Date, the entire remaining unpaid principal amount of the Loans shall be due and payable. The Borrowers shall make all such amounts due and payable available to the Administrative Agent not later than 12:00 Noon (New York City time) on the Maturity Date, in immediately available funds in Dollars, at the Funding and Payment Office.

     B.  Prepayments and Unscheduled Reductions in Commitments.

               (i)       Voluntary Prepayments. Any Borrower may, upon not less
                         ---------------------
     than three Business Day's prior written notice given to the Administrative Agent by 12:00 Noon (New York City time) on the date required, at any time and from time to time prepay, without premium or penalty, any Loan on any Business Day in whole or in part in an aggregate minimum principal amount of $1,000,000 and integral multiples of $200,000 in excess of that amount (the amount due upon such prepayment being equal to the principal amount being so prepaid plus accrued and unpaid interest thereon, plus with respect to any Eurodollar Rate Loan not prepaid on the expiration of the Interest Period applicable thereto, any amount payable pursuant to Section
                                                                        -------
     2.6.D). The prepaying Borrower's notice to the Administrative Agent shall
     ------
     designate (a) the date (which shall be
     a Business Day) of such prepayment, (b) whether such prepayment applies to Revolving Loans or Term Loans (and to which Revolving Loans or Term Loans the prepayment applies) and (c) the amount of such prepayment. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in Section 2.5.C.
                             -------------

               (ii)      Voluntary Reductions of Commitments. Any Borrower may,
                         -----------------------------------
     upon not less than three Business Days' prior written notice given to the Administrative Agent by 12:00 Noon (New York City time) on the date required, at any time and from time to time, without premium or penalty, terminate in whole or permanently reduce in part the Commitments; provided that (a) no Borrower may terminate or reduce the Term Loan Commitments to an amount less than the Total Utilization of Term Loan Commitments, (b) no Borrower may terminate or reduce the Revolving Loan Commitments to an amount less than the Total Utilization of Revolving Loan Commitments, (c) any such partial reduction of the Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $200,000 in excess of that amount and (d) no Borrower may terminate or reduce the Term Loan Commitments or the Revolving Loan Commitments if such termination or reduction could reasonably be expected to have a Material Adverse Effect. The applicable Borrower's notice to the Administrative Agent shall designate (i) the date (which shall be a Business Day) of such termination or reduction, (ii) whether the termination or reduction applies to Revolving Loan Commitments or Term Loan Commitments and (iii) the amount of any such reduction or termination. Notice of such reduction or termination having been given as aforesaid, such termination or reduction of the specified Commitments shall be effective on the date specified in the applicable Borrower's notice and shall reduce the specified Commitment of each Lender proportionately by its Pro Rata Share thereof.

               (iii)     Mandatory Reduction of Commitments. The Loans and the
                         ----------------------------------
     Commitments shall be permanently reduced in the amounts, at the times and under the circumstances set forth below, all such prepayments to be applied as set forth below or as more specifically provided in Section 2.5.C.:
                                                            --------------

                         (a)    Automatic Reductions of Commitments. The
                                -----------------------------------
     Revolving Loan Commitments and the Term Loan Commitments in effect from time to time shall be permanently reduced on the dates and by the amounts (calculated from the amount of the Revolving Loan Commitments and the Term Loan Commitments, as the case may be, outstanding as of the Closing Date) set forth below:

                                                    Aggregate Reduction
                                                      (Expressed as a
              Date of Reduction                         Percentage)
              ---------------------------------------------------------
                 06/30/2003                               2.500%
              ---------------------------------------------------------
                 09/30/2003                               2.500%
              ---------------------------------------------------------
                 12/31/2003                               2.500%
              ---------------------------------------------------------
                 03/31/2004                               6.875%
              ---------------------------------------------------------

                                                    Aggregate Reduction
                                                      (Expressed as a
              Date of Reduction                         Percentage)
              ---------------------------------------------------------
                 06/30/2004                               6.875%
              ---------------------------------------------------------
                 09/30/2004                               6.875%
              ---------------------------------------------------------
                 12/31/2004                               6.875%
              ---------------------------------------------------------
                 03/31/2005                               6.875%
              ---------------------------------------------------------
                 06/30/2005                               6.875%
              ---------------------------------------------------------
                 09/30/2005                               6.875%
              ---------------------------------------------------------
                 12/31/2005                               6.875%
              ---------------------------------------------------------
                 03/31/2006                               7.500%
              ---------------------------------------------------------
                 06/30/2006                               7.500%
              ---------------------------------------------------------
                 09/30/2006                               7.500%
              ---------------------------------------------------------
                 12/31/2006                               7.500%
              ---------------------------------------------------------
                  Maturity                                7.500%
              ---------------------------------------------------------

     All such reductions shall reduce (1) the Revolving Loan Commitment of each Revolving Loan Lender proportionately to its Pro Rata Share of the Revolving Loan Commitments and (2) the Term Loan Commitment of each Term Loan Lender proportionately to its Pro Rata share of the Term Loan Commitments. In connection with any such reduction, the Borrowers shall prepay the Revolving Loans and the Term Loans, as the case may be, in accordance with Section 2.5.B(v).
                     ----------------

                         (b)    Additional Commitment Reductions. Without
                                --------------------------------
     limiting anything set forth in clause (a) above, (1) if the Borrowers have not borrowed Term Loans in an amount equal to at least $32,500,000 by October 31, 2001, the Term Loan Commitments shall be permanently reduced on October 31, 2001 in an amount equal to $32,500,000 minus the aggregate amount of Term Loans which have been made on or before October 31, 2001, unless the Majority Lenders waive such reduction of the commitment in writing, and (2) if the Borrowers have not borrowed Term Loans in an amount equal to at least $65,000,000 by March 31, 2002, the Term Loan Commitments shall be permanently reduced on March 31, 2002, in an amount equal to $65,000,000 minus the aggregate amount of Term Loans which have been made on or before March 31, 2002, unless the Majority Lenders waive such reduction of the commitment in writing. All such reductions shall reduce the Term Loan Commitment of each Term Loan Lender proportionately to its Pro Rata Share of the Term Loan Commitments. In connection with any such reduction, the Borrowers shall prepay the Term Loans in accordance with
     Section 2.5.B(v).
     ----------------

                         (c)    Prepayments From Net Asset Sale Proceeds.
                                ----------------------------------------
     Subject to Section 2.5.B(iv) below, no later than the fifth Business Day
                -----------------
     following the date of receipt by any member of the Borrower Group of any Net Asset Sale Proceeds in respect of any Asset Sale, the Borrowers shall prepay the Loans and permanently reduce the Commitments in accordance with
     Section 2.5.C.
     -------------

                         (d)    Prepayments Due to Issuance of Debt or Equity.
                                ---------------------------------------------
     Subject to Section 2.5.B(iv) below, on the fifth Business Day following the
                -----------------
     date of receipt by any member of the Borrower Group of the proceeds (including Cash, real property or other property) (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "Net Proceeds") from the incurrence of any debt by, or issuance of any equity of, any member of the Borrower Group (other than those incurrences permitted pursuant to Section 6.1), the Borrowers shall
                                             ------------
     prepay the Loans and permanently reduce the Commitments in accordance with
     Section 2.5.C; provided, however, that no member of the Borrower Group
     -------------
     shall be required to utilize (i) such Net Proceeds received in respect of any equity issuances made by any member of the Borrower Group in exchange for non-cash consideration to strategic partners, (ii) such Net Proceeds received in respect of any equity issuances made by the Parent as a result of the exercise by any Lender or any Affiliate thereof of any warrants to purchase Capital Stock of the Parent, (iii) the first $1,000,000 of the aggregate amount of such Net Proceeds received in respect of any equity issuances made by the Parent in connection with the exercise of options, warrants or other rights to acquire equity interests in the Parent each year, (iv) the first $25,000,000 of the aggregate amount of such Net Proceeds received in respect of any equity issuances made by any member of the Borrower Group to strategic partners and (v) the first $38,000,000 (which amount is in addition to the $25,000,000 of proceeds referred to in clause (iii) above) of the aggregate amount of such Net Proceeds received in respect of any equity issuances made by the Parent from and after January 25, 2001 to and excluding December 31, 2001 in each case to prepay the Loans or permanently reduce the Commitments hereunder.

                         (e)    Prepayments from Receipt of Casualty Proceeds.
                                ---------------------------------------------
     Subject to Section 2.5.B(iv) below, on the fifth Business Day following the
                -----------------
     date of receipt by any member of the Borrower Group of any Casualty Proceeds, the Borrowers shall prepay the Loans and permanently reduce the Commitments in accordance with Section 2.5.C; provided, however, that the
                                    -------------
     obligations of this Section 2.5.B.(iii)(e) shall not apply to the extent
                         ----------------------
     that such Casualty Proceeds are applied by such member within twelve months of the casualty event to the repair, replacement or restoration of the asset or property so affected.

               (iv)      Calculations of Net Proceeds Amounts; Additional
                         ------------------------------------------------
     Prepayments Based on Subsequent Calculations. Concurrently with any
     --------------------------------------------
     prepayment of the Loans and reduction of the Commitments pursuant to this
     Section 2.5.B., the Borrowers shall deliver to the Administrative Agent an
     --------------
     Officer's Certificate executed by a Responsible Officer of each of the Borrowers demonstrating the calculation of the amount (the "Net Proceeds Amount") of the applicable Net Asset Sale Proceeds, the applicable Net Proceeds, the applicable Casualty Proceeds or other amounts, as the case may be, that gave rise to such prepayment and/or reduction. In the event that the Borrowers subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officer's Certificate, the Loans shall be prepaid and the Commitments shall be permanently reduced in an amount equal to the amount of such excess, and the Borrowers shall concurrently therewith deliver to the Administrative Agent an Officer's Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such additional prepayment.

               (v)       Prepayments Due to Reductions or Restrictions of
                         ------------------------------------------------
     Commitments. (a) The Borrowers shall from time to time prepay the Revolving
     -----------
     Loans to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect and (b) the Borrowers shall from time to time prepay the Term Loans to the extent necessary so that the Total Utilization of Term Loan Commitments shall not at any time exceed the Term Loan Commitments then in effect (in each case, the amount due upon such prepayment being equal to the principal amount being so paid, plus accrued and unpaid interest thereon, plus, with respect to any Eurodollar Rate Loan not prepaid on the expiration of the Interest Period applicable thereto, any amount payable pursuant to Section 2.6.D.).
                                    --------------

     C.  Application of Prepayments and Unscheduled Reductions of Loan
Commitments.

               (i)       Voluntary Prepayments. Any voluntary prepayments
                         ---------------------
     pursuant to Section 2.5.B. shall be applied as specified by the applicable
                 --------------
     Borrower in the applicable notice of prepayment, provided that in the event the applicable Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Revolving Loans to the full extent thereof on a pro rata basis and second to repay outstanding Term Loans on a pro rata basis.

               (ii)      Application of Mandatory Prepayments by Type of Loan.
                         ----------------------------------------------------
     With respect to any mandatory prepayments pursuant to Sections
                                                           --------
     2.5.B(iii)(c)-(e), the Borrowers shall (a) prepay the Term Loans in an
     -----------------
     aggregate amount equal to 100% of such Net Asset Sale Proceeds, Net Proceeds or Casualty Proceeds, as applicable, (b) after making the prepayment specified in clause (a) and if any portion of such Net Asset Sale Proceeds, Net Proceeds or Casualty Proceeds, as applicable, shall remain after making the prepayments specified in clause (a), terminate in whole or permanently reduce in part the Term Loan Commitments in an aggregate amount equal to 100% of such remaining Net Asset Sale Proceeds, Net Proceeds or Casualty Proceeds, as applicable and (c) after making the prepayments and reductions specified in clauses (a) and (b) and if any portion of such Net Asset Sale Proceeds, Net Proceeds or Casualty Proceeds, as applicable, shall remain after making the prepayments and reductions specified in clauses (a) and (b), prepay the Revolving Loans in an aggregate amount equal to 100% of such remaining Net Asset Sale Proceeds, Net Proceeds or Casualty Proceeds, as applicable, and terminate in whole or permanently reduce in part the Revolving Loan Commitments by an amount equal to the amount of such prepayment of such Revolving Loans. The amount due upon such prepayment shall be equal to the principal amount being so prepaid, plus accrued and unpaid interest thereon, plus, with respect to any Eurodollar Rate Loan not prepaid on the expiration of the Interest Period applicable thereto, any amount payable pursuant to Section 2.6.D.
                                                               --------------

               (iii)     Application of Prepayments to Base Rate Loans and
                         -------------------------------------------------
     Eurodollar Rate Loans. Considering Loans being prepaid separately, any
     ---------------------
     prepayment thereof shall
     be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by the Borrowers pursuant to Section 2.6.D.
                 --------------

               (iv)      Application of Prepayments between the Borrowers. With
                         ------------------------------------------------
     respect to any mandatory prepayments pursuant to Sections 2.5.B(iii)(c)-
                                                      -----------------------
     (e), such prepayment shall be applied pro rata to repay outstanding Loans
     ---
     made to Devnet and outstanding Loans made to FiberNet.

     D.  General Provisions Regarding Payments.

               (i)       Manner and Time of Payment. All payments by a Borrower
                         --------------------------
     of principal, interest, fees, expenses and other Obligations hereunder and under the Notes shall be made in Dollars in immediately available funds, without defense, set-off or counterclaim, free of any restriction or condition, and delivered to the Administrative Agent not later than 12:00 Noon (New York City time) on the date due at the Funding and Payment Office for the account of the Lenders; funds received by the Administrative Agent after that time on such due date shall be deemed to have been paid by such Borrower on the next succeeding Business Day.

               (ii)      Application of Payments to Principal and Interest. All
                         -------------------------------------------------
     payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to the payment of principal.

               (iii)     Apportionment of Payments. Aggregate principal and
                         -------------------------
     interest payments in respect of Loans shall be apportioned among all outstanding Loans proportionately to the Lenders' respective Pro Rata Shares. Notwithstanding the foregoing provisions of this Section
                                                              -------
     2.5.D(iii), if, pursuant to the provisions of Section 2.6., any Notice of
     ----------                                    ------------
     Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, the Administrative Agent shall give effect thereto in apportioning payments received thereafter. In addition, mandatory payments in respect of any Loans shall be made pro rata across the maturities of each such type of Loan.

               (iv)      Payments on Business Days. Whenever any payment to be
                         -------------------------
     made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

               (v)       Notation of Payment. Each Lender agrees that before
                         -------------------
     disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of any

     Borrower hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

     SECTION 2.6.  SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.
                   ---------------------------------------------------
     Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

     A. Determination of Applicable Interest Rate. As soon as practicable after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the applicable Borrower and each Lender.

     B. Inability to Determine Applicable Interest Rate. In the event that the Administrative Agent shall have determined (which determination shall be final, conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that, by reason of circumstances affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, the Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to the applicable Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as the Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Loan/Letter of Credit Request or Notice of Conversion/Continuation given by the applicable Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be made with respect to Base Rate Loans.

     C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final, conclusive and binding upon all parties hereto but shall be made only after consultation with the Borrowers and the Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any Legal Requirement not in effect on the date such Person became a Lender (or would conflict with any such Legal Requirement not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) would cause such Lender material financial hardship as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrowers and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each other Lender). Thereafter
(a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender (which such Affected Lender shall do at the earliest practicable date), (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by any Borrower pursuant to a Loan/Letter of Credit Request or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by applicable Legal Requirements, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Except as provided in the immediately preceding sentence, nothing in this
Section 2.6.C. shall affect the obligation of any Lender other than an Affected
--------------
Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

     D. Compensation For Breakage or Non-Commencement of Interest Periods. The Borrowers shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Loan/Letter of Credit Request, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation, (ii) if any prepayment (including any prepayment pursuant to Section 2.5.B) or other principal payment or any conversion of any
            -------------
of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by the applicable Borrower, or (iv) as a consequence of any other default by any Borrower in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

     E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

     SECTION 2.7.  INCREASED COSTS; TAXES; CAPITAL ADEQUACY.
                   -----------------------------------------

     A. Compensation for Increased Costs and Taxes. Subject to the provisions of Section 2.7.B. (which shall be controlling with respect to the matters
   --------------
covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

               (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

               (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender; or

               (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto, then, in any such case, the Borrowers shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to the Borrowers (with a copy to the Administrative Agent) a written statement setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this
Section 2.7.A., which statement shall be final, conclusive and binding upon all
--------------
parties hereto absent manifest error.

     B.  Withholding of Taxes.

               (i)       Payments to Be Free and Clear. All sums payable by any
                         -----------------------------
     Borrower under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) (all such Taxes being hereinafter collectively referred to as "Included Taxes").

               (ii)      Grossing-up of Payments. If any Borrower or any other
                         -----------------------
     Person is required by law to make any deduction or withholding on account of any such Included Tax from any sum paid or payable by such Borrower to the Administrative Agent or any Lender under any of the Loan Documents:

                         (a) such Borrower shall notify the Administrative Agent of any such requirement or any change in any such requirement as soon as such Borrower becomes aware of it;

                         (b) such Borrower shall pay any such Included Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on such Borrower) for its own account or (if that liability is imposed on the Administrative Agent or such Lender, as the case may be) on behalf of and in the name of the Administrative Agent or such Lender;

                         (c) the sum payable by such Borrower in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, the Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                         (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Included Tax which it is required by clause (b) above to pay, such Borrower shall deliver to the Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

provided that no such additional amount shall be required to be paid to any Lender under clause (c) above with respect to (and only to the extent of) any deduction or withholding applicable as of the date hereof (in the case of each Lender listed on the signature pages hereof) or the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender), in respect of payments to such Lender.

     In addition, the Borrowers agree to pay any present or future stamp, mortgage recording or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made under this Agreement or any of the other Loan Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the other Loan Documents (hereinafter referred to as "Other Taxes") and hold the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such Other Taxes.

               (iii)     Evidence of Exemption from United States Withholding
                         ----------------------------------------------------
                         Tax.
                         ---

                         (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this Section 2.7.B.(iii) a
                                                         -------------------
     "Non-US Lender") shall deliver to the Administrative Agent for delivery to the Borrowers, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of the Borrowers or the Administrative Agent (each in the reasonable exercise of its discretion) (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of

     United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re: Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption or reduction required under the Code or the regulations issued thereunder to establish that such Lender is exempt from or entitled to a reduction in the amount of the deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                         (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to Section 2.7.B.(iii) hereby agrees, from
                                         -------------------
     time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to the Administrative Agent for delivery to the Borrowers two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re: Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption or reduction required in order to confirm or establish that such Lender is exempt from or entitled to a reduction in the amount of the deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify the Administrative Agent and the Borrowers of its inability to deliver any such forms, certificates or other evidence.

                         (c) The Borrowers shall not be required to pay any additional amount to any Non-US Lender under clause (c) of Section
                                                                -------
     2.7.B.(ii) to the extent any deduction or withholding is a result of such
     ----------
     Lender's failure to satisfy the requirements of clause (a) or (b)(1) of this Section 2.7.B.(iii); provided that if such Lender shall have satisfied
          -------------------
     the requirements of subsection Section 2.6.7.(iii)(a) on the Closing Date
                                    ----------------------
     (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this Section 2.7.B.(iii)(c)
                                                     ----------------------
     shall relieve any Borrower of its obligation to pay any additional amounts otherwise payable pursuant to clause (c) of Section 2.7.B.(ii) in the event
                                                 ------------------
     that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in Section 2.7.B.(iii).
                                    -------------------

                         (d) Each Borrower will indemnify the Administrative Agent and any Lender for the full amount of Taxes or Other Taxes arising in connection with payments made under this Agreement or any other Loan Document (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.7.B.
                                --------------
     paid by the Administrative Agent or any Lender or any of their respective Affiliates and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto). Payment under this indemnification shall be made within fifteen days from the date the Administrative Agent or any Lender or any of their respective Affiliates makes written demand therefor; provided, however, that no Borrower shall be obligated to make payment to the Lenders or the Administrative Agent (as the case may be) pursuant to this Section
                                                                -------
     2.7.B.(iii) in respect of penalties, interest and other liabilities
     -----------
     attributable to any Taxes or Other Taxes if (i) written demand therefor has not been made by such Lender or the Administrative Agent within 60 days from the date on which such Lender or the Administrative Agent received written notice of the imposition of Taxes or Other Taxes by the relevant taxing or governmental authority, but only to the extent such penalties, interest and other similar liabilities are attributable to such failure or delay by the Administrative Agent or the Lender in making such written demand, (ii) such penalties, interest and other liabilities have accrued after the Borrowers had indemnified or paid an additional amount due as of the date of such payment pursuant to this Section 2.7.B.(iii) or (iii) such
                                               -------------------
     penalties, interest and other liabilities are attributable to the gross negligence or willful misconduct of the Lender or the Administrative Agent or such Affiliates. After the Lender or the Administrative Agent (as the case may be) has received written notice of the imposition of the Taxes or Other Taxes which are subject to this Section 2.7.B.(iii), such Lender and
                                           -------------------
     the Administrative Agent will act in good faith to promptly notify the Borrowers of their respective obligations under this Agreement; provided, however, that the failure to so act shall not, standing alone, affect the rights of the Administrative Agent or the Lenders under this Section
                                                                  -------
     2.7.B.(iii).
     -----------

     C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof after the date hereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or participations therein or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by the Borrowers from such Lender of the statement referred to in the next sentence, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to the Borrowers (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     SECTION 2.8.   OBLIGATION OF THE LENDERS TO MITIGATE.
                    --------------------------------------

     Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.7., it will, to the extent not inconsistent
                       ------------
with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (i) make, issue, fund or maintain the Commitments of such Lender or the affected Loans of such Lender through another lending office of such Lender or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to
Section 2.7. would be materially reduced and if, as determined by such Lender in
------------
its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or the interests of such Lender; provided that such Lender will not be obligated to utilize such other lending office pursuant to this Section 2.8. if such Lender would incur
                        ------------
incremental expenses as a result of utilizing such other lending office as described in clause (i) above. A certificate as to the amount of any such expenses payable by the Borrowers pursuant to this Section 2.8. (setting forth
                                                   ------------
in reasonable detail the basis for requesting such amount) submitted by such Lender to the Borrowers (with a copy to the Administrative Agent) shall be conclusive and binding absent manifest error.

                                 ARTICLE III.
               CONDITIONS TO THE MAKING OF EXTENSIONS OF CREDIT

     SECTION 3.1. CONDITIONS PRECEDENT TO THE INITIAL LOAN AND INITIAL LETTER OF
                  --------------------------------------------------------------
                  CREDIT.
                  -------

     The obligations of the Administrative Agent and each Lender hereunder, and the obligations of the Lenders to make the initial Loans or the Issuing Bank to issue the initial Letter of Credit, whichever shall occur first, shall be subject to the fulfillment or waiver by the Lenders of each of the following conditions precedent:

     A. Loan Documents. The Administrative Agent shall have received each of the following documents:

               (i) this Agreement, duly executed and delivered by each of the parties hereto;

               (ii) a Revolving Loan Note, duly executed by FiberNet in favor of DBAG;

               (iii) a Term Loan Note, duly executed by FiberNet in favor of DBAG;

               (iv) a Revolving Loan Note, duly executed by FiberNet in favor of First Union;

               (v) a Term Loan Note, duly executed by FiberNet in favor of First Union;

               (vi) a Revolving Loan Note, duly executed by FiberNet in favor of FNBC Leasing Corporation;

               (vii) a Term Loan Note, duly executed by FiberNet in favor of FNBC Leasing Corporation;

               (viii) a Revolving Loan Note, duly executed by FiberNet in favor of IBM Credit Corporation;

               (ix) a Term Loan Note, duly executed by FiberNet in favor of IBM Credit Corporation;

               (x) a Revolving Loan Note, duly executed by FiberNet in favor of Nortel Networks;

               (xi) a Term Loan Note, duly executed by FiberNet in favor of Nortel Networks;

               (xii) a Revolving Loan Note, duly executed by FiberNet in favor of Toronto Dominion (Texas), Inc.;

               (xiii) a Term Loan Note, duly executed by FiberNet in favor of Toronto Dominion (Texas), Inc.;

               (xiv) a Revolving Loan Note, duly executed by Devnet in favor of DBAG;

               (xv) a Term Loan Note, duly executed by Devnet in favor of DBAG;

               (xvi) a Revolving Loan Note, duly executed by Devnet in favor of First Union;

               (xvii) a Term Loan Note, duly executed by Devnet in favor of First Union;

               (xviii) a Revolving Loan Note, duly executed by Devnet in favor of FNBC Leasing Corporation;

               (xix) a Term Loan Note, duly executed by Devnet in favor of FNBC Leasing Corporation;

               (xx) a Revolving Loan Note, duly executed by Devnet in favor of IBM Credit Corporation;

               (xxi) a Term Loan Note, duly executed by Devnet in favor of IBM Credit Corporation;

               (xxii) a Revolving Loan Note, duly executed by Devnet in favor of Nortel Networks;

               (xxiii)   a Term Loan Note, duly executed by Devnet in favor of
     Nortel Networks;

               (xxiv) a Revolving Loan Note, duly executed by Devnet in favor of Toronto Dominion (Texas), Inc.;

               (xxv) a Term Loan Note, duly executed by Devnet in favor of Toronto Dominion (Texas), Inc.;

               (xxvi) the Parent Pledge Agreement (Devnet), duly executed and delivered by the Parent and the Administrative Agent, together with (A) the certificates representing 96.386% of the Capital Stock of Devnet and (B) undated transfer documents for each certificate representing such Capital Stock, executed in blank and delivered by a duly authorized officer of the Parent;

               (xxvii)   the Parent Pledge Agreement (FiberNet), duly executed
     and delivered by the Parent and the Administrative Agent, together with (A) the stock certificates representing all of the Capital Stock of FiberNet and (B) undated transfer documents for each certificate representing such Capital Stock, executed in blank and delivered by a duly authorized officer of the Parent;

               (xxviii) the FiberNet Pledge Agreement (Devnet), duly executed and delivered by FiberNet and the Administrative Agent, together with (A) certificates representing 3.614% of the Capital Stock of Devnet and (B) undated transfer documents for each certificate representing such Capital Stock, executed in blank and delivered by a duly authorized officer of FiberNet;

               (xxix) the FiberNet Pledge Agreement (FTI), duly executed and delivered by FiberNet and the Administrative Agent, together with (A) the certificates representing all of the Capital Stock of FTI and (B) undated transfer documents for each certificate representing such Capital Stock, executed in blank and delivered by a duly authorized officer of FiberNet;

               (xxx) the FTI Pledge Agreement (Equal Access), duly executed and delivered by FTI and the Administrative Agent, together with (A) the certificates representing all of the Capital Stock of Equal Access and (B) undated transfer documents for each certificate representing such Capital Stock, executed in blank and delivered by a duly authorized officer of FTI;

               (xxxi) the FTI Pledge Agreement (Local Fiber), duly executed and delivered by FTI and the Administrative Agent, together with (A) the certificates representing all of the Capital Stock of Local Fiber and (B) undated transfer documents for each certificate representing such Capital Stock, executed in blank and delivered by a duly authorized officer of FTI;

               (xxxii)   the Parent Security Agreement, duly executed and
     delivered by the Parent and the Administrative Agent;

               (xxxiii) the Devnet Security Agreement, duly executed and delivered by Devnet and the Administrative Agent;

               (xxxiv)   the FiberNet Security Agreement, duly executed and
     delivered by FiberNet and the Administrative Agent;

               (xxxv) a Subsidiary Security Agreement, duly executed and delivered by FTI and the Administrative Agent;

               (xxxvi)   a Subsidiary Security Agreement, duly executed and
     delivered by Equal Access and the Administrative Agent;

               (xxxvii) a Subsidiary Security Agreement, duly executed and delivered by Local Fiber and the Administrative Agent;

               (xxxviii) the Parent Guaranty Agreement, duly executed and delivered by the Parent and the Administrative Agent;

               (xxxix)   a Subsidiary Guaranty Agreement, duly executed and
     delivered by FTI and the Administrative Agent;

               (xl) a Subsidiary Guaranty Agreement, duly executed and delivered by Equal Access and the Administrative Agent;

               (xli) a Subsidiary Guaranty Agreement, duly executed and delivered by Local Fiber and the Administrative Agent;

               (xlii) a Control Agreement, duly executed and delivered by each party thereto, for each of the Accounts set forth in Schedule 3.1.A;
                                                               --------------
     and

               (xliii)   the Hudson Street Consent, duly executed and delivered
     by each party thereto.

     B. Material Contracts. The Administrative Agent shall have received a true and complete copy of each Material Contract, duly certified as such by a Responsible Officer of each Borrower as of the Closing Date and as being in full force and effect.

     C. Legal Opinion. The Administrative Agent shall have received, with a counterpart for each Lender, the legal opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo PC, New York counsel to the Borrower Group, substantially in the form of Exhibit P. Such legal opinion shall be dated as of the Closing
            ---------
Date.

     D. Security Interests (Recordings and Filings). Each of the documents and instruments set forth in Schedule 4.15.A.(i) shall have been delivered to the
                         -------------------
Administrative Agent for recording or filing or (ii) shall have been recorded or filed in the respective places or offices set forth in Schedule 4.15.A. and, in each such case, any and all
                     ----------------
recording and filing fees with respect thereto shall have been paid, and each of the other actions set forth in Schedule 4.15.A. shall have been taken.
                               ----------------

     E. UCC Searches. The Administrative Agent shall have received searches of UCC filings in the jurisdictions of the chief executive office of each member of the Borrower Group and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and other evidence that the Administrative Agent may reasonably require to confirm that no Liens exist as of the Closing Date other than Permitted Liens.

     F. No Violation of Law. The consummation of the transactions contemplated by the Loan Documents shall not violate any Legal Requirements.

     G. Financial Statements. The Administrative Agent shall have received accurate and complete copies of the unaudited balance sheets and income statements of the Borrower Group for the year ending December 31, 2000, which unaudited financial statements shall be subject to adjustments agreed to by the Administrative Agent.

     H. Corporate Proceedings of the Parent. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Parent authorizing, among other things, (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Collateral Documents to which it is a party, certified by the Secretary of the Parent as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are accurate and complete.

     I. Parent Incumbency Certificate. The Administrative Agent shall have received a certificate of the Parent, dated as of the Closing Date, as to the incumbency and signature of the officers of the Parent executing any Loan Document, in form and substance reasonably satisfactory to the Administrative Agent, executed by the Chief Executive Officer or the President and the Secretary or any Assistant Secretary of the Parent.

     J. Corporate Proceedings of the Borrowers. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Borrower authorizing, among other things, (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the execution, delivery and performance of the Material Contracts to which it is a party that are in effect as of the Closing Date, (iii) the Loans and Letters of Credit contemplated hereunder, (iv) the granting by it of the Liens created pursuant to the Collateral Documents to which it is a party and
(v) with respect to FiberNet, the refinancing of the Indebtedness evidenced by the Original Credit Agreement, certified by the Secretary of each Borrower as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are accurate and complete.

     K. Borrower Incumbency Certificate. The Administrative Agent shall have received a certificate of each Borrower, each dated as of the Closing Date, as to the incumbency and signature of the officers of such Borrower executing any Loan Document, in form and substance reasonably satisfactory to the Administrative Agent, executed by the Chief Executive Officer or the President and the Secretary or any Assistant Secretary of such Borrower.

     L. Corporate Proceedings of Subsidiaries. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Management Board and the members (if necessary) of each Subsidiary of any Borrower, if any, authorizing, among other things, (i) the execution, delivery and performance of the Loan Documents to which such Subsidiary is a party, (ii) the execution, delivery and performance of the Material Contracts to which such Subsidiary is a party that are in effect as of the Closing Date and (iii) the granting by it of the Liens created pursuant to the Collateral Documents to which such Subsidiary is a party, certified by the Secretary of such Subsidiary as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are accurate and complete.

     M. Subsidiary Incumbency Certificates. The Administrative Agent shall have received a certificate of each Subsidiary, dated as of the Closing Date, as to the incumbency and signature of the officers of such Subsidiary executing any Loan Document, in form and substance reasonably satisfactory to the Administrative Agent, executed by the Chief Executive Officer or the President of such Subsidiary and the Secretary or any Assistant Secretary of such Subsidiary.

     N. Corporate Documents. The Administrative Agent shall have received accurate and complete copies of the certificate or articles of incorporation, certificate of formation, by-laws and limited liability company agreements (or such other organizational and governing documents as may be in existence) of each member of the Borrower Group, certified as of the Closing Date as accurate and complete copies thereof by a Responsible Officer of such member.

     O. Good Standing Certificates. The Administrative Agent shall have received certificates of good standing, existence, foreign qualification or its equivalent with respect to each member of the Borrower Group certified as of a date not more than seven (7) days prior to the Closing Date by the appropriate Government Instrumentality of (i) the state of jurisdiction of such member of the Borrower Group and (ii) each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

     P. Business Plan. The Administrative Agent shall have received, with a copy for each Lender, a copy of the Business Plan.

     Q. Financial Officer's Certificate. The Administrative Agent shall have received the Financial Officer's Certificate in the form of Exhibit F annexed
                                                            ---------
hereto, dated as of the Closing Date and duly executed by the chief financial officer or the treasurer of each Borrower.

Such certificate shall include certifications by the chief financial officer or the treasurer of each Borrower that such Borrower is delivering (i) a true and complete copy of the financial statements referred to in Section 3.1.G., which
                                                         -------------
fairly presents in all material respects the financial condition of the Borrower Group at the dates indicated and the results of their operations and their cash flows for the periods indicated and (ii) a true and complete copy of the Business Plan referred to in Section 3.1.P., prepared in good faith and based on
                             --------------
reasonable assumptions.

     R. Insurance. The Administrative Agent shall have received copies of insurance policies or certificates of insurance of each member of the Borrower Group evidencing insurance meeting the requirements set forth in Section 5.6.B.,
                                                                 --------------
including naming the Administrative Agent as additional insured (in the case of liability insurance) or sole loss payee (in the case of hazard insurance) on behalf of the Lenders.

     S. Governmental and Third-Party Consents. The Administrative Agent shall have received evidence satisfactory to it that each consent, authorization, clearance, notice and filing required to be made or obtained by or on behalf of any member of the Borrower Group in connection with the consummation of the transactions contemplated hereby have been made or obtained.

     T. Representations and Warranties. All representations and warranties made by each Borrower and each other member of the Borrower Group in any Loan Document shall be true and correct in all material respects as of the Closing Date (unless any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

     U. No Potential Event of Default or Event of Default. No Potential Event of Default or Event of Default shall have occurred and be continuing as of the Closing Date.

     V. Closing Date Certificate. The Administrative Agent shall have received the Closing Date Certificate in the form of Exhibit C annexed hereto, dated as
                                            ---------
of the Closing Date and duly executed by a Responsible Officer of each Borrower, stating that (i) all representations and warranties made by such Borrower in any Loan Document are true and correct in all material respects as of the Closing Date (unless any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date), (ii) to the best of such Responsible Officer's knowledge, all representations and warranties made by each other member of the Borrower Group in any Loan Document are true and correct in all material respects as of the Closing Date (unless any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date), and (iii) no Potential Event of Default or Event of Default shall have occurred and be continuing as of the Closing Date.

     W. Solvency Certificate. The Administrative Agent shall have received the Solvency Certificate in the form of Exhibit J annexed hereto, dated as of the
                                    ---------
Closing Date and duly executed by the Chief Financial Officer or Treasurer of each Borrower, regarding the financial condition, solvency and related matters of each of the members of the Borrower Group.

     X. Loan/Letter of Credit Request. The Administrative Agent shall have received a properly completed Loan/Letter of Credit Request in accordance with
Section 2.1.C. or Section 2.2.B., as applicable, executed by a Responsible
--------------    --------------
Officer of the applicable Borrower.

     Y. Loan/Letter of Credit Certificate. The Administrative Agent shall have received a properly completed Loan/Letter of Credit Certificate executed by a Responsible Officer of the applicable Borrower in accordance with Section 2.1.C.
                                                                  --------------
or Section 2.2.B., as applicable, dated as of the applicable Loan Date or Letter
   --------------
of Credit Date.

     Z. Fees and Expenses. The Borrowers shall have paid (or shall concurrently pay) to each of the Lenders, the Agents and the Lead Arranger any and all fees, expenses and costs relating to this Agreement, the Fee Letters, the other Loan Documents and the transactions contemplated hereby and thereby which are due and payable on the Closing Date.

     AA. Equity Contribution. The Administrative Agent shall have received evidence demonstrating to the reasonable satisfaction of the Administrative Agent, the Syndication Agent and the Documentation Agent that the Parent shall have received cash proceeds (net of underwriting discounts, commissions and the reasonable expenses associated therewith) in an amount equal to or greater than $26,100,000 from the issuance of its Capital Stock during the period from and after January 25, 2001 to and including the Closing Date, and the Parent shall have contributed (or shall concurrently contribute) the proceeds thereof as equity to FiberNet pursuant to an equity contribution agreement reasonably satisfactory to the Administrative Agent, the Syndication Agent and the Documentation Agent.

     BB. Satisfactory Documentation. All documentation received by the Administrative Agent shall be reasonably satisfactory to the Administrative Agent.

     SECTION 3.2.  CONDITIONS PRECEDENT TO SUBSEQUENT LOANS.
                   -----------------------------------------

     The making of any Loan or the issuance of any Letter of Credit after the Initial Loan or the initial Letter of Credit, whichever shall have occurred first, shall be subject to the fulfillment, or waiver by the Lenders, of each of the following conditions precedent, provided that any waiver granted by the Lenders in respect of a Loan or the issuance of a Letter of Credit shall only be effective in respect of such Loan or Letter of Credit, as the case may be, and shall not, unless subsequently waived in respect of a subsequent Loan or Letter of Credit, be effective as to any subsequent Loan or Letter of Credit:

     A. Representations and Warranties. All representations and warranties made by each Borrower and each other member of the Borrower Group in any Loan Document shall be true and correct in all material respects as of the applicable Loan Date or Letter of Credit Date, as the case may be (unless any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

     B. No Potential Event of Default or Event of Default. No Potential Event of Default or Event of Default shall have occurred and be continuing as of the applicable Loan Date or Letter of Credit Date, as the case may be.

     C. Loan/Letter of Credit Request. The Administrative Agent shall have received a properly completed Loan/Letter of Credit Request in accordance with
Section 2.1.C. executed by a Responsible Officer of the applicable Borrower.
--------------

     D. Loan/Letter of Credit Certificate. The Administrative Agent shall have received an accurate and complete Loan/Letter of Credit Certificate in accordance with Section 2.1.C., dated as of the applicable Loan Date or Letter
                --------------
of Credit Date, as the case may be, executed by a Responsible Officer of the applicable Borrower.

     E. Pro Forma Compliance. During Stage 1, immediately before and after giving effect to the making of the applicable Loan or the issuance of the applicable Letter of Credit (as the case may be) and the intended application of the proceeds therefrom, the Borrower Group shall be in pro forma compliance with the covenants set forth in Sections 6.6.A., 6.6.B. and 6.6.E., in each case
                       --------------   -----      -----
calculated based on the consolidated balance sheets and the related consolidated statements of income of the members of the Borrower Group as at the end of the month prior to the applicable Letter of Credit Date or Loan Date, as the case may be (and each such calculation shall be set forth in reasonable detail in the applicable Loan/Letter of Credit Certificate).

                                  ARTICLE IV.
                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Agreement and to make the Loans, and to induce the Issuing Bank to issue the Letters of Credit, each Borrower represents and warrants to the Administrative Agent, the Issuing Bank and each Lender that, on the Closing Date, on each Loan Date and on each Letter of Credit Date:

     SECTION 4.1. ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS
                  ------------------------------------------------------------
                  AND SUBSIDIARIES.
                  -----------------

     A. Organization and Powers. FiberNet is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Devnet is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. FiberNet has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and the Material Contracts to which it is a party and to carry out the transactions contemplated thereby. Devnet has all requisite limited liability company power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and the Material Contracts to which it is a party and to carry out the transactions contemplated thereby.

     B. Qualification and Good Standing. Each member of the Borrower Group is qualified to do business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.

     C. Ownership of the Parent. The equity interests in the Parent are duly authorized, validly issued and fully paid and nonassessable and, as of the Closing Date, none of such equity interests constitutes Margin Stock.

     D.  Subsidiaries. All of the Subsidiaries of the Parent are identified in
Schedule 4.1.D annexed hereto, as such Schedule 4.1.D may be supplemented from
--------------                         --------------
time to time pursuant to the provisions of Section 6.5.  The equity interests of
                                           ------------
each of the Subsidiaries of the Parent are identified in Schedule 4.1.D. annexed
                                                         ---------------
hereto (as so supplemented) and such equity interests are duly authorized, validly issued and fully paid and nonassessable and none of such equity interests constitutes Margin Stock. Each of the Subsidiaries of the Parent identified in Schedule 4.1.D. annexed hereto (as so supplemented) is (i) a
              ---------------
corporation or limited liability company duly organized or formed, validly existing and in good standing under the laws of its respective jurisdiction of organization set forth therein, has all requisite corporate or limited liability company power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted (including, all activities in respect of the System), and (ii) is qualified to do business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. Schedule 4.1.D. annexed hereto (as so
                                   ---------------
supplemented) completely and correctly sets forth the ownership of each Subsidiary of the Parent.

     E. Rights to Acquire Equity. There are no options, warrants, convertible securities or other rights to acquire any equity interests in any member of the Borrower Group except as set forth as Schedule 4.1.E.
                                      --------------

     F. Conduct of Business. Each member of the Borrower Group is engaged only in the Telecommunications Business.

     SECTION 4.2.   AUTHORIZATION OF BORROWING, ETC.
                    --------------------------------

     A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action on the part of each member of the Borrower Group that is a party thereto.

     B. No Conflict. The execution, delivery and performance by each member of the Borrower Group of the Loan Documents and Material Contracts to which it is a party and the consummation of the transactions contemplated by the Loan Documents and the Material Contracts do not and will not (i) violate any provision of (a) any Legal Requirement applicable to any member of the Borrower Group, (b) the certificate or articles of incorporation, certification of formation, by-laws or limited liability company agreements (or any other organizational or governing document) of any member of the Borrower Group or (c) any order, judgment or decree of any court or agency or Governmental Instrumentality binding on any member of the Borrower Group, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any member of the Borrower Group,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any member of the Borrower Group (other than any Liens created under any of the Loan Documents in favor of the Administrative Agent for the benefit of the Lenders), or (iv) require any approval of stockholders or members of any member of the Borrower Group, or any approval or consent of any Person under any Contractual Obligation of any member of the Borrower Group except for such approvals or consents which will be obtained on or before the Closing Date and which are disclosed in writing to the Administrative Agent pursuant to Section 3.1.S.
                                 -------------

     C.  Governmental Consents.  Except as set forth in Schedule 4.2.C., the
                                                        ---------------
execution, delivery and performance by each member of the Borrower Group of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Instrumentality.

     D. Binding Obligation. Each of the Loan Documents and Material Contracts has been duly executed and delivered by each member of the Borrower Group that are parties hereto or thereto, as applicable, and is the legally valid and binding obligation of such member, enforceable against such member in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, whether brought in a proceeding in equity or at law.

     SECTION 4.3.  SOLVENCY.
                   ---------

     Both before and after giving effect to the transactions contemplated by this Agreement, each member of the Borrower Group is and will be Solvent.

     SECTION 4.4.  FINANCIAL CONDITION.
                   --------------------

     In the case of each financial statement and accompanying information delivered by the Parent or any Borrower hereunder, each such financial statement and information shall have been prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated and, where applicable, consolidating basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Except for obligations under the Material Contracts and the Loan Documents, the Borrowers do not (and will not following the funding of the initial Loans) have any contingent obligations, unmatured liabilities, contingent liability or liability for taxes, long-term lease or forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, financial condition or prospects of the Borrower Group taken as a whole.

     SECTION 4.5.  NO MATERIAL ADVERSE EFFECT.
                   ---------------------------

     Since September 30, 2000, no development, event or change in respect of any member of Borrower Group and no development, event or change in respect of the telecommunications market in which any member of the Borrower Group is or will be conducting its business, has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

     SECTION 4.6.   TITLE TO PROPERTIES; LIENS; REAL PROPERTY.
                    -----------------------------------------

     A. Title to Properties; Liens. Each member of the Borrower Group has (i) good marketable and insurable fee simple title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective material properties and assets reflected in the financial statements referred to in Section 4.4. or in
                                                            ------------
the most recent financial statements delivered pursuant to Section 5.1., in each
                                                           ------------
case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.7.
                                                                   ------------
Except as permitted by this Agreement and set forth on Schedule 6.2.A., all such
                                                       ---------------
properties and assets are held free and clear of Liens.

     B.  Real Property. As of the Closing Date, Schedule 4.6.B. contains an
                                                --------------
accurate and complete list of (i) all material properties owned by any member of the Borrower Group and (ii) all material leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting real estate of properties owned or leased by any member of the Borrower Group regardless of whether any such member is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment.

     SECTION 4.7.   LITIGATION; ADVERSE FACTS.
                    --------------------------

     Except as set forth in Schedule 4.7, there are no actions, suits,
                            ------------
proceedings, arbitrations or governmental investigations at law or in equity, or before or by any arbitrator or Governmental Instrumentality, domestic or foreign (including any Environmental Claims) that are, to the knowledge of any Borrower, pending or threatened against or affecting any member of the Borrower Group or any property of any member of the Borrower Group, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. No member of the Borrower Group (i) is in violation of any applicable Legal Requirement (including Environmental Laws) or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, with respect to any such violations or defaults occurring after the Closing Date, could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.8.   PAYMENT OF TAXES.
                    -----------------

     All tax returns and reports of each member of the Borrower Group required to be filed by any such member have been timely filed, and all taxes required to be paid with respect to such tax returns to be due and payable and all material assessments, fees and other governmental charges upon each member of the Borrower Group and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. No Borrower knows of any proposed tax assessment against any member of the Borrower Group which could reasonably be expected to have a Material Adverse Effect that is not being actively contested by any member of the Borrower Group in good faith and by appropriate proceedings and for which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall not have been made or provided therefor.

     SECTION 4.9.   PERFORMANCE OF AGREEMENTS; MATERIAL CONTRACTS.
                    ----------------------------------------------

     A. No member of the Borrower Group is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any of its Material Contracts and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, or that would permit the counterparty to any Material Contract to terminate the Material Contract to which it is a party.

     B. As of the Closing Date, the Parent is not a party to any Material Contract or other revenue producing contract, other than those Material Contracts set forth in Schedule A to the Parent Guaranty Agreement. Schedule
                       ----------                                   --------
4.9.B contains an accurate and complete list of all the Material Contracts in
-----
effect on the Closing Date. Except as described on Schedule 4.9.B, to the
                                                   --------------
knowledge of each Borrower, all such Material Contracts are in full force and effect and no defaults currently exist thereunder.

     SECTION 4.10.  GOVERNMENTAL REGULATION.
                    ------------------------

     No member of the Borrower Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or the Interstate Commerce Act, nor is an "investment company" as defined in the Investment Company Act of 1940, or subject to regulation under the Investment Company Act of 1940, or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

     SECTION 4.11.  SECURITIES ACTIVITIES.
                    ----------------------

     No Borrower is engaged nor will it engage in the business of extending credit for the purpose of "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulations T, U and X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No portion of the proceeds of any Loan under this Agreement will be used for "buying" or "carrying" any "margin stock" as so defined or for any purpose which violates the provisions of the Regulations of such Board of Governors.

     SECTION 4.12.  LABOR MATTERS.
                    --------------

     Except as disclosed and described in Schedule 4.12, there are no collective
                                          -------------
bargaining agreements or Multiemployer Plans covering the employees of any member of the Borrower Group as of the Closing Date. No member of the Borrower Group is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is no strike, labor dispute, union organizing activity, slowdown or stoppage pending or, to the best knowledge of each Borrower, threatened against any member of the Borrower Group which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.13.  CERTAIN FEES.
                    -------------

     No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby (other than fees payable to the Lead Arranger, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank and the Lenders or any of their Affiliates), and each Borrower hereby indemnifies the Lead Arranger, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank and the Lenders against, and agrees that it will hold each of the Lead Arranger, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Issuing Bank and the Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

     SECTION 4.14.  ENVIRONMENTAL PROTECTION.
                    -------------------------

     Except as set forth in Schedule 4.14 annexed hereto:
                            -------------

               (i) no member of the Borrower Group nor any of their respective Facilities are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity;

               (ii) no member of the Borrower Group has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. (S)
     9604) or any comparable state law;

               (iii) there are and, to each Borrower's knowledge, have been, no conditions, occurrences, or Hazardous Materials Activities on any Facility which could reasonably be expected to form the basis of an Environmental Claim against any member of the Borrower Group;

               (iv) no member of the Borrower Group nor, to each Borrower's knowledge, any predecessor of any member of the Borrower Group has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and no member of the Borrower Group's operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent; and

               (v) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect.

     Notwithstanding anything in this Section 4.14. to the contrary, no event or
                                      ------------
condition has occurred or is occurring with respect to any member of the Borrower Group relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity,
including any matter disclosed on Schedule 4.14 annexed hereto, which
                                  -------------
individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.15.  MATTERS RELATING TO COLLATERAL.
                    -------------------------------

     A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by each member of the Borrower Group, together with the actions taken on or prior to the date hereof pursuant to this Section
                                                                  -------
4.15.A. or Schedule 4.15.A are effective to create in favor of the
-------    ---------------
Administrative Agent for the benefit of the Secured Parties, as security for the Obligations, a valid and perfected first priority Lien on all of the Collateral, and all filings and other actions necessary to perfect and maintain the perfection and priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to the Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of the Administrative Agent.

     B. Governmental Actions. No authorization, approval or other action by, and no notice to or filing with, any Governmental Instrumentality is required for either (i) the pledge or grant by each member of the Borrower Group of the Liens purported to be created in favor of the Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by the Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings set forth in
Schedule 4.15.A.
----------------

     C. Absence of Third-Party Filings. Except such as may have been (i) filed in favor of the Administrative Agent as contemplated by Section 4.15.A. or (ii)
                                                        ---------------
filed to perfect a Lien permitted under Section 6.2., no effective UCC financing
                                        ------------
statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

     D. Chief Executive Office. As of the Closing Date, the "chief executive office," "major executive office" and "principal place of business" of each member of the Borrower Group are set forth in Schedule 4.15.D.
                                              ---------------

     E. Information Regarding Collateral. All information supplied to the Administrative Agent by or on behalf of any Borrower or any other member of the Borrower Group with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

     SECTION 4.16.  IMMUNITY.
                    ---------

     No member of the Borrower Group is entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process in any proceeding in any jurisdiction in connection with any of the Loan Documents to which it is a party.

     SECTION 4.17.  ADDITIONAL MATTERS.
                    -------------------

     A. Disclosure. The written factual information furnished by (or based on written information furnished by) any member of the Borrower Group to the Lenders or any Agent in connection with the negotiation of the Loan Documents (excluding any financial projections and other estimates or views of future circumstances), taken as a whole, does not contain, as of the Closing Date, any untrue statements of material fact and does not omit to state, as of the Closing Date, any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading (unless superseded or corrected and disclosed in writing to the Administrative Agent prior to the Closing Date). The Business Plan, when delivered by the Borrowers to the Administrative Agent in accordance with
Section 3.1.P., shall have been prepared in good faith and shall have been based
--------------
on assumptions which were reasonable at the time prepared. The updated Business Plan, when delivered in accordance with Section 5.3., shall have been, as of the
                                        ------------
date delivered to the Administrative Agent in accordance with the terms hereof, prepared by the Borrowers in good faith and shall have been based on assumptions which were reasonable at the time prepared.

     B. Licenses and Permits. Each member of the Borrower Group has obtained and holds in full force and effect, free from burdensome restrictions, all Governmental Actions, franchises, leases, qualifications, easements, rights of way and other rights and approvals which are necessary for the operation of its business as presently conducted, except where the failure to obtain such rights and approvals, individually and in the aggregate, could not be reasonably expected to have a Material Adverse Effect. No member of the Borrower Group is in violation of the terms or conditions of any such Governmental Action, franchise, lease, qualification, easement, right of way, right or approval, which violation could reasonably be expected to have a Material Adverse Effect.

     C. Intellectual Property. Each member of the Borrower Group has obtained and holds in full force and effect the Intellectual Property, free from burdensome restrictions, which is necessary for the operation of its business as presently conducted except for that Intellectual Property which the failure to own or license could not reasonably expected to have a Material Adverse Effect. No product, process, method, substance, part or other material presently sold or employed by any member of the Borrower Group in connection with such business infringes any Intellectual Property owned by any other Person, except as could not, individually and in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the material Intellectual Property owned or used by any member of the Borrower Group as of the Closing Date is set forth in
Schedule 4.17. Upon the recordation or filing of the applicable Loan Documents,
-------------
all material Intellectual Property owned, licensed or used by any member of the Borrower Group, other than Intellectual Property that is in the public domain and Intellectual Property with respect to which a member of the Borrower Group has a license the enforceable terms of which would prohibit the granting of a Lien by such member of the Borrower Group, is or will be subject to a first priority perfected Lien in favor of the Administrative Agent, for the benefit of the Secured Parties.

                                  ARTICLE V.
                       BORROWERS' AFFIRMATIVE COVENANTS

     Each Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment and performance in full of all of the Loans and other Obligations, such Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants set forth in this
Article V.
---------

     SECTION 5.1.   FINANCIAL STATEMENTS AND OTHER REPORTS.
                    ---------------------------------------

     Each Borrower shall, and shall cause its Subsidiaries to, maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. FiberNet shall deliver to the Administrative Agent, with a copy for each Lender, the following:

               (i)   Monthly Financials: as soon as available and in any event
                     ------------------
     within 45 days after the end of each calendar month (other than the months of March, June, September or December), the consolidated balance sheets of the members of the Borrower Group as at the end of such month and the related consolidated statements of income of the members of the Borrower Group for such month, all in reasonable detail;

               (ii)  Quarterly Financials: as soon as available and in any event
                     --------------------
     within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheets of the members of the Borrower Group as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of the members of the Borrower Group for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Business Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer or treasurer of the Parent and FiberNet, on behalf of the Borrower Group, that they fairly present, in all material respects, the financial condition of the Borrower Group as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

               (iii) Year-End Financials: as soon as available and in any event
                     -------------------
     90 days after the end of each such Fiscal Year,

                     (a) the consolidated balance sheets of the members of the Borrower Group as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders' or members' equity and cash flows of the members of the Borrower Group for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Business Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer or treasurer of the Parent and FiberNet, on behalf of the Borrower Group, that they fairly present, in all material respects, the financial condition of the Borrower Group as at the dates indicated and the results of their operations and their cash flows for the periods indicated; and

               (b) in the case of such consolidated financial statements specified in paragraph (a) above, a report thereon of Arthur Andersen LLP or of any other of the so-called "Big 5" independent certified public accounting firms, which report shall be unqualified as to scope of audit, shall express no doubts about the ability of the Persons covered thereby to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower Group as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

          (iv) Officers' and Compliance Certificates: together with each
               -------------------------------------
     delivery of financial statements of the Borrower Group pursuant to paragraphs (ii) and (iii) above, (a) an Officer's Certificate executed by the chief financial officer or treasurer of the Parent and FiberNet stating that such officer, on behalf of the Borrower Group, has reviewed the terms of this Agreement and has made, or caused to be made under its supervision, a review in reasonable detail of the transactions and condition of the Borrower Group during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or a Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action each member of the Borrower Group has taken, is taking and proposes to take with respect thereto and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Article V and VI;
                                                           ---------     --

          (v)  Reconciliation Statements: if, as a result of any change in
               -------------------------
     accounting principles and policies from those used in the preparation of the audited financial statements referred to in Section 4.4., the
                                                     ------------
     consolidated financial statements of the Borrower Group delivered pursuant to paragraphs (ii) or (iii) of this Section 5.1. will differ in any
                                         ------------
     material respect from the consolidated financial statements that would have been delivered pursuant to such paragraphs had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to paragraph (ii) or (iii) of this Section 5.1. following such change, consolidated financial statements
          ------------
     of the Borrower Group for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and
     (b) together with each delivery of financial statements for the Borrower Group pursuant to paragraph (ii) or (iii) of this Section 5.1. following
                                                       ------------
     such change, a written statement of the chief financial officer or treasurer of each Borrower setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in Section 6.6.) which would have resulted if such
                            ------------
     financial statements had been prepared without giving effect to such change;

               (vi)   Accountants' Certification: together with each delivery of
                      --------------------------
     consolidated financial statements pursuant to paragraph (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to paragraph (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of paragraph (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

               (vii)  Accountants' Reports: promptly upon receipt thereof
                      --------------------
     (unless restricted by applicable professional standards), copies of all reports or "management letters" submitted to any member of the Borrower Group by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of any member of the Borrower Group made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

               (viii) SEC Filings, Press Releases and Other Financial Reports:
                      -------------------------------------------------------
     promptly upon its becoming available, if ever, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by any member of the Borrower Group to their security holders,
     (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by any member of the Borrower Group with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority and (c) all press releases and other statements made available generally by any member of the Borrower Group to the public concerning material developments in the business of any member of the Borrower Group;

               (ix)   Events of Default, Etc.: promptly upon any officer of any
                      ----------------------
     Borrower obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to the Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to any member of the Borrower Group or taken any other action with respect to a claimed default or event or condition of the type referred to in Section
                                                                      -------
     7.2., (c) of any condition or event that would be required to be disclosed
     ----
     in a current report filed by any member of the Borrower Group with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if any member of the Borrower Group was required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action each Borrower has taken, is taking and proposes to take with respect thereto;

          (x)  Litigation or Other Proceedings: (a) promptly upon any
               -------------------------------
     Responsible Officer of any Borrower obtaining knowledge of (1) the institution of, or threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting any member of the Borrower Group, or any property of any member of the Borrower Group (collectively, "Proceedings") not previously disclosed in writing by any Borrower to the Lenders or (2) any development in any Proceeding that, in any case:

                (a) if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                (b) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby; or

                (c) if adversely determined, could materially adversely impact the design, development, construction, or installation of the System;

     written notice thereof together with such other information as may be reasonably available to any member of the Borrower Group to enable the Lenders and their counsel to evaluate such matters;

          (xi)  ERISA Events: promptly upon becoming aware of the occurrence of
                ------------
     or forthcoming occurrence of any event in connection with an Employee Benefit Plan or Multiemployer Plan which has had or could reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature of such event, what action any Borrower or any of its respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

          (xii) Insurance: as soon as practicable and in any event by the last
                ---------
     day of each Fiscal Year, a report in form and substance reasonably satisfactory to the Administrative Agent outlining all insurance coverage maintained as of the date of such report by each member of the Borrower Group and all insurance coverage planned to be maintained by each member of the Borrower Group in the immediately succeeding Fiscal Year;

          (xiii)  Board of Directors: with reasonable promptness, written notice
                  ------------------
     of any change in the members of the Board of Directors or similar governing body of any member of the Borrower Group, as applicable;

          (xiv)   New Subsidiaries: promptly upon any Person becoming a
                  ----------------
     Subsidiary of the Parent, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of the Parent and (b) all of the data required to be set forth in Schedule 4.1.D
                                                                --------------
     annexed hereto with respect to all Subsidiaries of the Parent (it being understood that such written notice shall be deemed to supplement Schedule
                                                                       --------
     4.1.D annexed hereto for all purposes of this Agreement); and
     -----
          (xv)    Other Information: with reasonable promptness, such other
                  -----------------
     information and data regarding the business, properties or financial condition of, or compliance with the terms and conditions of the Loan Documents by, any member of the Borrower Group as from time to time may be reasonably requested by any Lender.

     SECTION 5.2.   PERFORMANCE OF OBLIGATIONS; CONDUCT OF BUSINESS.
                    ------------------------------------------------

     Each Borrower shall, and shall cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all Material Contracts to which it is a party or by which it is bound, provided, that any such member of the Borrower Group shall not be obligated to perform any such obligation if such obligation or the nature of such performance is being contested in good faith. Each Borrower shall, and shall cause each of its Subsidiaries to, operate and maintain its business in an efficient and business-like manner in accordance with good telecommunications industry practice.

     SECTION 5.3.   BUSINESS PLAN.
                    --------------

     Within 30 days after the end of each Fiscal Year, the Borrowers shall deliver a copy of an updated Business Plan to the Administrative Agent, which updated Business Plan shall be (i) prepared in good faith and based on reasonable assumptions and, (ii) if materially different than the then current Business Plan, reasonably satisfactory to the Required Lenders. The Borrowers shall promptly notify the Administrative Agent of any material change to the then current Business Plan.

     SECTION 5.4.   EXISTENCE.
                    ----------

     Each Borrower shall, and shall cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and take all reasonable action to maintain all rights, licenses, privileges and franchises necessary in the normal conduct of its business (including the development, operation and construction of the System); provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.7.
                                                          ------------

     SECTION 5.5.  PAYMENT OF OBLIGATIONS.
                   -----------------------

     Each Borrower shall, and shall cause each of its Subsidiaries to, pay at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, including all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

     SECTION 5.6.  MAINTENANCE OF PROPERTIES; INSURANCE.
                   -------------------------------------

     A. Maintenance of Properties. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties of such Borrower and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof except to the extent that such Borrower or such Subsidiary, as applicable, determines in good faith not to maintain, repair, renew or replace such property if such property is no longer desirable in respect of such Borrower's or such Subsidiary's, as applicable, business and the failure to do so is not disadvantageous in any material respect to such Borrower and its Subsidiaries, taken as a whole.

     B. Insurance. Each Borrower shall, and shall cause each of Subsidiaries to, at all times maintain, with financially sound and reputable insurers, in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice or as otherwise required by the Collateral Documents. The Administrative Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to each such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent 30 days prior written notice before any such policy or policies shall be materially altered or canceled, and that no act or default of any member of the Borrower Group or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies. The present insurance coverage of the Loan Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 5.6.B.
                                            --------------

     SECTION 5.7.  INSPECTION; LENDER MEETING.
                   ---------------------------

     A. Inspection Rights. Upon reasonable notice and during normal business hours and at the sole expense of the Lenders (or, if a Potential Event of Default or an Event of Default exists, at the sole expense of the Borrowers), each Borrower shall, and shall cause each of its

Subsidiaries to, permit representatives appointed by the Administrative Agent and, if requested by any Lender, such Lender, including independent accountants, agents, representatives of certain Lenders, attorneys, and appraisers, to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Administrative Agent or Lenders and to discuss all such matters with the officers, employees and representatives of such Borrower or such Subsidiary.

     B. Lender Meeting. Each Borrower shall, upon the request of the Administrative Agent or the Majority Lenders, participate in a meeting of the Administrative Agent and the Lenders once during each Fiscal Year to be held at the FiberNet's corporate offices (or at such other location as may be agreed to by the Borrowers and the Administrative Agent) at such time as may be agreed to by the Borrowers and the Administrative Agent.

     SECTION 5.8.  COMPLIANCE WITH LAWS; GOVERNMENTAL ACTIONS AND RIGHTS OF WAY.
                   -------------------------------------------------------------

     A. Legal Requirements. Each Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable Legal Requirements (including all Environmental Laws, United States export laws and regulations, and the Foreign Corrupt Practices Act of the United States, if applicable).

     B. Governmental Actions; Rights of Way. Each Borrower shall, and shall cause each of its Subsidiaries to, from time to time (i) file for and obtain all Governmental Actions and private party rights of way, franchises, licenses, consents and approvals as shall now or hereafter be necessary in the conduct of each Borrower's and its Subsidiaries' business, and (ii) maintain, retain, observe, keep in full force and effect and comply in all material respects with the terms, conditions and provisions of all Governmental Actions as shall now or hereafter be necessary under applicable laws.

     SECTION 5.9.  ENVIRONMENTAL MATTERS.
                   ----------------------

     A. Environmental Review and Investigation. Each Borrower agrees that the Administrative Agent may, following the occurrence of any event or the discovery of any condition that the Administrative Agent or the Majority Lenders reasonably believes has caused (or could reasonably be expected to cause) the representations and warranties set forth in Section 4.14 to be untrue in any
                                            ------------
material respect, (i) retain, at the Borrowers' expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials in respect of any Facility prepared by or for any Borrower and (ii) conduct its own investigation of any Facility and as to the compliance by any Borrower or any of its Subsidiaries with the representations and warranties set forth in Section 4.14. For purposes
                                                     ------------
of conducting such a review and/or investigation, each Borrower hereby grants to the Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any portion of any Facility then owned, leased, operated or used by any Borrower or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any portion of any Facility shall be conducted, unless otherwise agreed to by the Borrowers and the Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such portion of any Facility or to cause any damage or loss to any property at such portion of the applicable Facility. Each Borrower and the Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of the Administrative Agent pursuant to this Section 5.9. will be obtained and shall be used by the Administrative Agent
     ------------
and the Lenders for the purposes of the Lenders' internal credit decisions, to monitor the Loans and to protect the Lenders' security interests created by the Collateral Documents. The Administrative Agent agrees to deliver a copy of any such report to the Borrowers with the understanding that each Borrower acknowledges and agrees that (x) it will indemnify and hold harmless the Administrative Agent and each Lender from any costs, losses or liabilities relating to the Borrowers' use of or reliance on such report, (y) neither the Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to the Borrowers, neither the Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

     B. Environmental Disclosure. Each Borrower shall deliver to the Administrative Agent and the Lenders:

            (i)    Environmental Audits and Reports. As soon as practicable
                   --------------------------------
     following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of any Borrower or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any portion of any Facility or with respect to any Environmental Claims;

          (ii)     Notice of Certain Releases, Remedial Actions, Etc. Promptly
                   -------------------------------------------------
     upon the occurrence thereof, written notice describing in reasonable detail
     (a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws,
     (b) any remedial action taken by any Borrower or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect;

          (iii)    Written Communications Regarding Environmental Claims,
                   -----------------------------------------------------
     Releases, Etc. As soon as practicable following the sending or receipt
     -------------
     thereof by any Borrower or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (b) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (c) any request for information from any governmental agency that suggests such agency is investigating whether any Borrower or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity;

          (iv)     Notice of Certain Proposed Actions Having Environmental
                   -------------------------------------------------------
     Impact. Prompt written notice describing in reasonable detail (a) any
     ------
     proposed acquisition of Securities, assets, or property by any Borrower or any of its Subsidiaries that could reasonably be expected to (1) expose any Borrower or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) affect the ability of any Borrower or any of its Subsidiaries to maintain in full force and effect all material Governmental Actions required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by any Borrower or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject any Borrower or any of its Subsidiaries to any material additional obligations or requirements under any Environmental Laws that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and


          (v)      Other Information. With reasonable promptness, such other
                   -----------------
     documents and information as from time to time may be reasonably requested by the Administrative Agent in relation to any matters disclosed pursuant to this Section 5.9.
             -----------

C. The Borrowers' Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

          (i)      Remedial Actions Relating to Hazardous Materials Activities.
                   -----------------------------------------------------------
     Each Borrower shall promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any portion of the System that is in violation of any Environmental Laws or that presents a material risk of giving rise to an Environmental Claim. In the event any Borrower or any of its Subsidiaries undertake any such action with respect to any Hazardous Materials, any Borrower or such Subsidiary shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, such Borrower's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by such Borrower or such Subsidiary.

          (ii)     Actions with Respect to Environmental Claims and Violations
                   -----------------------------------------------------------
     of Environmental Laws. Each Borrower shall promptly take, and shall cause
     ---------------------
     each of its Subsidiaries promptly to take, any and all actions necessary to
     (i) cure any material violation of applicable Environmental Laws by any Borrower or its Subsidiaries and (ii) make an appropriate response to any Environmental Claim against any Borrower or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder.

     SECTION 5.10.  PAYMENT OF LIENS.
                    -----------------

     A. Removal by the Borrowers. In the event that, notwithstanding the covenants contained in Section 6.2., a Lien not otherwise permitted under
                       -----------
Section 6.2. may encumber the Collateral or any portion thereof, the Borrowers
-----------
shall promptly discharge or cause to be discharged by payment to the lien holder or lien claimant or promptly secure removal by bonding or deposit with the county clerk or otherwise; provided that, compliance with the provisions of this
Section 5.10. shall not be deemed to constitute a waiver of the provisions of
------------
Section 6.2. The Borrowers shall exhibit to the Administrative Agent upon
------------
request all receipts or other satisfactory evidence of payment, bonding, deposit of taxes, assessments, Liens or any other item which may cause any such Lien to be filed against the Collateral or any portion thereof of any Borrower or any of its Subsidiaries. Each Borrower and each of its Subsidiaries shall fully preserve the Lien and the priority of each of the Collateral Documents without cost or expense to the Administrative Agent or the Lenders.

     B. Removal by the Agent. If any Borrower or any of its Subsidiaries fails to promptly discharge, remove or bond off any such Lien or mechanics' or materialmen's claim of lien as described above, which is not being contested by either any Borrower or any of its Subsidiaries in good faith by appropriate proceedings promptly instituted and diligently conducted, within 30 days after the receipt by such Borrower or such Subsidiary of notice thereof, then the Administrative Agent may, but shall not be required to, procure the release and discharge of such Lien, mechanics' or materialmen's claim of lien and any judgment or decree thereon, and in furtherance thereof may, in its sole discretion, effect any settlement or compromise with the lien holder or lien claimant or post any bond or furnish any security or indemnity as the Administrative Agent, in its sole discretion, may elect. In settling, compromising or arranging for the discharge of any Liens under this subsection, the Administrative Agent shall not be required to establish or confirm the validity or amount of the Lien. Each Borrower agrees that all costs and expenses expended or otherwise incurred pursuant to this Section 5.10. (including
                                                ------------
reasonable attorneys' fees and disbursements) by the Administrative Agent shall be paid by the Borrowers in accordance with the terms hereof.

     SECTION 5.11.  FURTHER ASSURANCES.
                    -------------------

     A. Assurances. Without expense or cost to the Administrative Agent or the Lenders, each Borrower shall, and shall cause each of its Subsidiaries to, from time to time hereafter, execute, acknowledge, file, record, do and deliver all and any further acts, deeds, conveyances, mortgages, deeds of trust, deeds to secure debt, security agreements, hypothecations, pledges, charges, assignments, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent may from time to time reasonably require in order to carry out more effectively the purposes of this Agreement or the other Loan Documents, including to subject any items of Collateral, intended to now or hereafter be covered, to the Liens created by the Collateral Documents, to perfect and maintain such Liens, and to assure, convey, assign, transfer and confirm unto the Administrative Agent the property and rights hereby conveyed and assigned or intended to now or hereafter be conveyed or assigned or which any Borrower or any such Subsidiary may be or may hereafter become bound to convey or to assign to the Administrative Agent or for carrying out the intention of or facilitating the performance of the terms of this Agreement or any other Loan

Document or for filing, registering or recording this Agreement or any other Loan Document. Promptly upon a reasonable request each Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver, and hereby authorizes the Administrative Agent to execute and file in the name of such Borrower or such Subsidiary, to the extent the Administrative Agent may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the Liens of the Collateral Documents upon the Collateral.

     B.    Specific Actions. Without limiting the generality of Section 5.11.A.,
                                                                --------------
(i) no later than seven Business Days prior to any Borrower or any of its Subsidiaries opening any new Account, the Borrowers shall notify the Administrative Agent of the potential opening of such new Account and, upon the request of the Administrative Agent, such Borrower or such Subsidiary, as applicable, the Administrative Agent and the bank or financial institution with whom such account will be opened shall enter into a Control Agreement with respect to such Account on or prior to its opening and (ii) if any Borrower or any of its Subsidiaries uses or establishes a NOC in a location different than the location of FiberNet's NOC on the Closing Date, such Borrower shall, or shall cause such Subsidiary to, grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in and lien on the real property interests of such Borrower or such Subsidiary, as applicable, comprising or directly related to any such NOC. With respect to clause (ii), (a) such grant shall be effectuated through a deed of trust, leasehold deed of trust, mortgage or any other document or instrument (and each such document, when entered into, shall be deemed to be a Collateral Document hereunder) reasonably requested by the Administrative Agent, in each case, in form and substance satisfactory to the Administrative Agent, and (b) such Borrower or such Subsidiary shall obtain a lender's title insurance policy, in form and substance satisfactory to the Administrative Agent, in respect of such real property.

     C. Filing and Recording Obligations. Each Borrower shall pay or cause to be paid all filing, registration and recording fees and all expenses incident to the execution and acknowledgment of a deed of trust, leasehold of deed of trust, mortgage, leasehold mortgage, or any other Loan Document, including any instrument of further assurance described in Section 5.11.A., and shall pay or
                                             ---------------
cause to be paid all mortgage recording taxes, transfer taxes, general intangibles taxes and governmental stamp and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing, recording or registration of any Collateral Document or any other Loan Document, including any instrument of further assurance described in
Section 5.11.A., or by reason of its interest in, or measured by amounts payable
---------------
under, the Notes, any Collateral Document or any other Loan Document, including any instrument of further assurance described in Section 5.11.A., and shall pay
                                                 ---------------
all stamp taxes and other taxes required to be paid on the Notes or any other Loan Document, but excluding in the case of each Lender and the Administrative Agent, Taxes imposed on its income by a jurisdiction under the laws of which it is organized or in which its principal executive office is located or in which its applicable lending office for funding or booking its Loans hereunder is located. If any Borrower fails to make or cause to be made any of the payments described in the preceding sentence within 15 days after notice thereof from the Administrative Agent (or such shorter period as is necessary to protect the loss of or diminution in value of any Collateral by reason of tax foreclosure or otherwise, as determined by the Administrative Agent in its sole discretion) accompanied by documentation verifying the nature and amount of such payments, the Administrative Agent may (but shall not be obligated to) pay the amount due and the Borrowers shall reimburse all amounts in accordance with the terms hereof.

     D. Costs of Defending and Upholding the Lien. The Administrative Agent may, upon at least five days' prior notice to the Borrowers, (i) appear in and defend any action or proceeding, in the name and on behalf of the Administrative Agent or the Lenders in which the Administrative Agent or any Lender is named or which the Administrative Agent in its sole discretion determines is reasonably likely to materially adversely affect the Collateral, any Collateral Document, the Lien thereof or any other Loan Document and (ii) institute any action or proceeding which the Administrative Agent reasonably determines should be instituted to protect the interest or rights of the Administrative Agent and the Lenders in the Collateral or under this Agreement, the Collateral Documents or any other Loan Document. Each Borrower agrees that all reasonable costs and expenses expended or otherwise incurred pursuant to this subsection (including reasonable attorneys' fees and disbursements) by the Administrative Agent shall be paid by each Borrower or reimbursed to the Administrative Agent, as the case may be, promptly after demand.

     E. Costs of Enforcement. Each Borrower agrees to bear and shall pay or reimburse the Secured Parties in accordance with the terms of Section 9.2. for
                                                              ------------
all reasonable sums, costs and expenses incurred by the Secured Parties (including reasonable attorneys' fees and the expenses and fees of any receiver or similar official) of or incidental to the collection of any of the Obligations, any foreclosure (or transfer in lieu of foreclosure) of this Agreement, any Collateral Document or any other Loan Document or any sale of all or any portion of the Collateral.

     SECTION 5.12.  USE OF PROCEEDS.
                    ----------------

     The proceeds of the Loans hereunder shall be used solely to (i) provide for working capital and general corporate needs of any Borrower or any of its Subsidiaries, (ii) fund the acquisition of Telecommunication Assets (or to make a loan or capital contribution to any wholly-owned Subsidiary of any Borrower, the proceeds of which will be used for the purposes set forth in clauses (i) and
(ii) of this Section 5.12) and (iii) pay Transaction Costs (individually, a
             ------------
"Permitted Purpose" and, collectively, the "Permitted Purposes"); provided that the proceeds of the Loans may only be used in connection with the acquisition of Telecommunications Assets and the making of other capital expenditures in New York, Chicago and Los Angeles; and provided, further, that notwithstanding the foregoing proviso, (i) proceeds of the Loans may be used by the Borrowers and their respective Subsidiaries in connection with their "offnet" businesses (as such term is used in the Business Plan) in a manner which is consistent with the then current Business Plan and (ii) up to $2,000,000 of the proceeds of the Loans may be used in connection with the acquisition of Telecommunication Assets located outside of or used in connection with the provision of telecommunications services outside of New York, Chicago or Los Angeles.

     The Letters of Credit shall be used only in the ordinary course of business for and in connection with a Permitted Purpose.

     SECTION 5.13.  INTELLECTUAL PROPERTY.
                    ----------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, do any act, or omit to do any act, whereby any of its Intellectual Property may lapse or become abandoned or dedicated to the public or unenforceable, unless such lapse, abandonment, dedication or unenforceability could not reasonably be expected to have a Material Adverse Effect. Each Borrower shall take, and shall cause each of its Subsidiaries to take, all reasonably necessary steps to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material part of its Intellectual Property, except where the failure to so maintain, obtain or pursue could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.14.  COOPERATION WITH SYNDICATION.
                    -----------------------------

     Each Borrower shall use good faith efforts, and will cause its Subsidiaries to use good faith efforts, to coordinate with the Syndication Agent to minimize the disruption and assist with the initial post-Closing Date syndication of the Loans, if any.

     SECTION 5.15.  INTEREST RATE PROTECTION.
                    -------------------------

     Within 180 days of the Closing Date, each Borrower shall maintain in effect one or more Interest Rate Agreements with respect to the Loans, for an average term of at least two years and otherwise in form and substance reasonably satisfactory to the Administrative Agent, which Interest Rate Agreements shall effectively fix the Unadjusted Eurodollar Rate Component (as hereinafter defined) of the interest costs to the Borrowers at a rate not more than 100 basis points above the then on-market fixed rate equivalent, with respect to an aggregate notional principal amount of not less than 50% of the aggregate principal amount of the Loans outstanding from time to time (based on the assumption that such notional principal amount was a Eurodollar Rate Loan with an Interest Period of three months). For purposes of this Section 5.15., the
                                                           -------------
term "Unadjusted Eurodollar Rate Component" means that component of the interest costs to the Borrowers in respect of a Eurodollar Rate Loan that is based upon the rate obtained pursuant to the definition of Adjusted Eurodollar Rate.

                                  ARTICLE VI.
                         BORROWERS' NEGATIVE COVENANTS

     Each Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment and performance in full of all of the Loans and other Obligations, such Borrower shall perform, and shall cause each of its Subsidiaries to perform all of the covenants set forth in this
Article VI.
-----------

     SECTION 6.1.  INDEBTEDNESS.
                   -------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (i) each Borrower and its Subsidiaries may become and remain liable with respect to the Obligations;

          (ii) each Borrower and its Subsidiaries may become and remain liable with respect to any Indebtedness set forth in Schedule 6.1 (and renewals,
                                              ------------
refinancings and extensions thereof on terms and conditions no less favorable to such Borrower or such Subsidiary, in a principal amount not in excess of the principal balance outstanding thereon at the time of such renewal, refinancing or extension and with a maturity date and weighted average life no greater than the Indebtedness being refinanced);

          (iii) each Borrower and its Subsidiaries may become liable with respect to trade or other similar Indebtedness incurred in the ordinary course of business and payable within sixty days;

          (iv) the Borrowers and their Subsidiaries may become liable with respect to purchase money Indebtedness (including obligations in respect of Capital Leases) hereafter incurred by any such Borrower or any such Subsidiary to finance the purchase of fixed assets not owned as of the date hereof, provided, that (a) the aggregate amount of such Indebtedness shall not exceed an aggregate principal amount of $10,000,000 at any one time outstanding, (b) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed and (c) any Lien securing such Indebtedness shall attach to the acquired assets within 90 days after the acquisition thereof;

          (v) renewals, refinancings and extensions of any Indebtedness permitted pursuant to clause (iv) above on terms and conditions no less favorable to such Borrower or such Subsidiary and in a principal amount not in excess of the principal balance outstanding thereon at the time of such renewal, refinancing or extension;

          (vi) each Borrower and its Subsidiaries may become liable with respe Indebtedness under, or constituting net exposure under, Interest Rate Agreements entered into in accordance with Section 5.15;
                                -------------

          (vii) any wholly-owned Subsidiary of any Borrower may become liable with respect to loans made to it by any Borrower as long as (a) such Indebtedness is evidenced by a promissory note in form and substance reasonably satisfactory to the Administrative Agent which shall be pledged to the Administrative Agent pursuant to the applicable Pledge Agreement and (b) the proceeds of such loan are used to provide for working capital and general corporate needs of such Subsidiary or to fund the acquisition of Telecommunication Assets by such Subsidiary, in each case in a manner which is consistent with the then current Business Plan; and

          (viii) the Borrowers and their Subsidiaries may become liable with respect to other Indebtedness with aggregate annual payments not to exceed $1,000,000.


     SECTION 6.2. LIENS AND RELATED MATTERS.
                  --------------------------

     A. Prohibition on Liens. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of any Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any State or under any similar recording or notice statute, except Permitted Liens.

     B. No Further Negative Pledges. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets for the purpose of securing the Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for obligations relating to such agreement if security is given for the Obligations, except (i) pursuant to this Agreement and the other Loan Documents, and (ii) pursuant to customary restrictions and conditions contained in any agreement relating to the sale of any Property permitted under Section
                                                                      -------
6.7, pending the consummation of such sale.
---


     SECTION 6.3.  CHANGE OF OFFICE.
                   -----------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, change the location of its "principal place of business" or "chief executive office" unless any Borrower shall have given the Administrative Agent at least 20 days' prior written notice thereof and all action reasonably requested by the Administrative Agent to protect and perfect the Liens and security interests in the Collateral shall have been taken.

     SECTION 6.4.  CHANGE OF NAME.
                   ---------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, change its name unless any Borrower shall have given the Administrative Agent at least 20 days' prior written notice thereof and all action reasonably requested by the Administrative Agent to protect and perfect the Liens and security interests in the Collateral shall have been taken.

     SECTION 6.5.  INVESTMENTS; JOINT VENTURES; FORMATION OF SUBSIDIARIES.
                   ------------------------------------------------------

     A. Investments; Joint Ventures. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, or otherwise form or create any Subsidiary (other than in accordance with Section 6.5.B.), except for
                                                     --------------
Permitted Investments.

     B.  Formation of Subsidiaries.   No Borrower shall, nor shall any Borrower
permit any of its Subsidiaries to, create or acquire any new Subsidiary unless:

               (i) the creation or acquisition of such new Subsidiary could not reasonably be expected to have a Material Adverse Effect;

               (ii) such new Subsidiary shall be or become a party to a guaranty in substantially the form of the Subsidiary Guaranty Agreement attached hereto as

Exhibit K, with such modifications as the Administrative Agent may reasonably
---------
request or consent to;


           (iii) the applicable Borrower shall pledge, have pledged or cause or have caused to be pledged to the Administrative Agent all of the outstanding shares of Capital Stock or other ownership interests of such new Subsidiary owned directly or indirectly by it, along with undated stock powers for such certificates, executed in blank (or, if any such shares of Capital Stock or other ownership interests are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent in accordance with Article 8 of the UCC or any similar law which may be applicable); in order to effect the foregoing, the applicable Borrower (or any Subsidiary thereof which is the direct owner of such new Subsidiary) shall either enter into a pledge agreement in substantially the form of the Subsidiary Pledge Agreement attached hereto as Exhibit L or, if it has already entered into
                                    ---------
such a pledge agreement, amend such pledge agreement in order to identify the Capital Stock and other related collateral in respect of such new Subsidiary, and, in the case of a Subsidiary incorporated or otherwise existing pursuant to the laws of any jurisdiction other than the United States or any political subdivision thereof, shall enter into a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent;


           (iv) the applicable Borrower shall, and shall cause the new Subsidiary to, take such other actions (including entering into a security agreement in substantially the form of the Subsidiary Security Agreement attached hereto as Exhibit M) as the Administrative Agent may reasonably request
                   ---------
in order to perfect a first priority security interest in favor of the Administrative Agent in such types of collateral as were perfected with respect to the Borrower Group;

           (v) the Administrative Agent shall have received such opinions of legal counsel for the Borrower Group relating to each of the matters identified in clauses (ii), (iii), and (iv) above as the Administrative Agent shall reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent; and

           (vi) the Administrative Agent shall have received (a) certified copies of such new Subsidiary's certificate or articles of incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Person is qualified as a foreign corporation to do business, each to be dated a recent date prior to their delivery to the Administrative Agent, (b) a copy of such new Subsidiary's by-laws (or other operating agreement or governing document), certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to the Administrative Agent and, (c) a certificate executed by the secretary or an assistant secretary of such new Subsidiary certifying as to (1) the fact that the attached resolutions of the Board of Directors or other governing body of such new Subsidiary approving and authorizing the execution, delivery and performance of any Loan Documents to which it is a party are in full force and effect and have not been modified or amended and (2) the incumbency and signatures of the officers of such new Subsidiary executing any Loan Documents.

     SECTION 6.6.   FINANCIAL COVENANTS.
                    -------------------

     A. Consolidated Total Debt to Consolidated Capitalization Ratio. At the end of each Fiscal Quarter of the Borrower Group during Stage 1 (after giving effect to any incurrence of Indebtedness and any payment of principal of Indebtedness on such day), no Borrower shall permit the ratio of (i) Consolidated Total Debt to (ii) Consolidated Capitalization to be greater than
0.45 to 1.0.

     B. Available Cash to Pro Forma Consolidated Interest Expense. At the end of each Fiscal Quarter of the Borrower Group during Stage 1, no Borrower shall permit the ratio of (i) Available Cash as of such day to (ii) the projected Consolidated Interest Expense for the following Fiscal Quarter to be less than (x) 3.0 to 1.0 for the Fiscal Quarters ending March 31, 2001, June 30, 2001, September 30, 2001 and December 31, 2001, (y) 2.50 to 1.0 for the Fiscal Quarter ending March 31, 2002 and (z) 2.0 to 1.0 for the Fiscal Quarters ending June 30, 2002 and September 30, 2002.

     C. Minimum Cumulative Net Revenue. At the end of each Fiscal Quarter of the Borrower Group during Stage 1, no Borrower shall permit cumulative Net Revenue for the period commencing on January 1, 2000 and ending on the dates set forth below to be less than the amounts set forth below:

          ----------------------------------------------------------
                Date               Minimum Cumulative Net
                                Revenue From January 1, 2000
                                      (in Dollars)
          ---------------------------------------------------------
          March 31, 2001                         20,316,400
          ---------------------------------------------------------
          June 30, 2001                          29,176,500
          ---------------------------------------------------------
          September 30,2001                      42,532,000
          ---------------------------------------------------------
          December 31, 2001                      60,122,300
          ---------------------------------------------------------
          March 31, 2002                         80,451,000
          ---------------------------------------------------------
          June 30, 2002                         103,566,700
          ---------------------------------------------------------
          September 30,2002                     129,592,400
          ---------------------------------------------------------

     D. Minimum Cumulative Consolidated EBITDA. At the end of each Fiscal Quarter of the Borrower Group during Stage 1, no Borrower shall permit cumulative Consolidated EBITDA for the period commencing on January 1, 2000 and ending on the dates set forth below to be less than the amounts set forth below:


          ---------------------------------------------------------
           Date                               Minimum Cumulative
                                           Consolidated EBITDA From
                                               January 1, 2000
                                                 (in Dollars)

          ---------------------------------------------------------
          March 31, 2001                         (28,450,700)
          ---------------------------------------------------------
          June 30, 2001                          (35,233,700)
          ---------------------------------------------------------
          September 30,2001                      (39,329,500)
          ---------------------------------------------------------
          December 31, 2001                      (38,620,800)
          ---------------------------------------------------------
          March 31, 2002                         (36,419,500)
          ---------------------------------------------------------
          June 30, 2002                          (31,788,600)
          ---------------------------------------------------------
          September 30,2002                      (24,322,800)
          ---------------------------------------------------------

     E. Asset Coverage Ratio. At the end of each Fiscal Quarter of the Borrower Group during Stage 1 (after giving effect to any incurrence of Indebtedness and any payment of principal of Indebtedness on such day), no Borrower shall permit the ratio of (i) Consolidated Total Debt to (ii) NPPE to be greater than 0.80 to 1.0.

     F. Maximum Cumulative Capital Expenditures. At the end of each Fiscal Quarter of the Borrower Group, no Borrower shall permit cumulative Consolidated Capital Expenditures for the period commencing on January 1, 2000 and ending on the dates set forth below to be greater than the amounts set forth below:


          ---------------------------------------------------
                Date               Maximum Cumulative
                                  Consolidated Capital
                                     Expenditures
                                  From January 1, 2000
                                       (In Dollars)
          ---------------------------------------------------
          March 31, 2001               113,309,300
          ---------------------------------------------------
          June 30, 2001                134,060,800
          ---------------------------------------------------
          September 30, 2001           144,928,200
          ---------------------------------------------------
          December 31, 2001            149,977,400
          ---------------------------------------------------
          March 31, 2002               154,264,300
          ---------------------------------------------------
          June 30, 2002                158,761,500
          ---------------------------------------------------
          September 30,2002            164,005,100
          ---------------------------------------------------
          December 31, 2002            168,548,100
          ---------------------------------------------------
          March 31, 2003               178,251,500
          ---------------------------------------------------
          June 30, 2003                183,153,100
          ---------------------------------------------------

          -----------------------------------------------------
          September 30,2003                191,892,700
          -----------------------------------------------------
          December 31, 2003                196,489,300
          -----------------------------------------------------
          March 31, 2004                   201,364,400
          -----------------------------------------------------
          June 30, 2004                    205,562,200
          -----------------------------------------------------
          September 30,2004                208,834,400
          -----------------------------------------------------
          December 31, 2004                212,204,800
          -----------------------------------------------------
          March 31, 2005                   216,437,800
          -----------------------------------------------------
          June 30, 2005                    219,632,300
          -----------------------------------------------------
          September 30,2005                223,411,300
          -----------------------------------------------------
          December 31, 2005                226,564,000
          -----------------------------------------------------
          March 31, 2006                   229,689,000
          -----------------------------------------------------
          June 30, 2006                    232,814,000
          -----------------------------------------------------
          September 30,2006                235,939,000
          -----------------------------------------------------
          December 31, 2006                239,064,000
          -----------------------------------------------------

     G. Consolidated Leverage Ratio. At the end of each Fiscal Quarter of the Borrower Group during Stage 2 set forth below (after giving effect to any incurrence of Indebtedness and any payment of principal of Indebtedness on such day), no Borrower shall permit the Consolidated Leverage Ratio to be greater than the ratios set forth below:


                     Date                   Consolidated Leverage
                                                   Ratio
     ------------------------------------------------------------
     From and after the last day                6.0 to 1.0
     of the first Fiscal Quarter to
     occur during Stage 2 until
     and including September 30,
     2002

     ------------------------------------------------------------
     December 31, 2002                          4.5 to 1.0
     ------------------------------------------------------------
     March 31, 2003                             4.0 to 1.0
     ------------------------------------------------------------
     June 30, 2003                              3.5 to 1.0
     ------------------------------------------------------------
     September 30, 2003                         3.0 to 1.0
     ------------------------------------------------------------
     December 31, 2003                          2.5 to 1.0
     ------------------------------------------------------------
     March 31, 2004 and the last                2.0 to 1.0
     day of each Fiscal Quarter
     thereafter
-----------------------------------------------------------------

     H. Consolidated Interest Coverage Ratio. At the end of each Fiscal Quarter of the Borrower Group during Stage 2, no Borrower shall permit the Consolidated Interest Coverage Ratio to be less than (i) from and after the last day of the first Fiscal Quarter to occur during Stage 2 until and including September 30, 2002, 1.5 to 1.0, (ii) on December 31, 2002, 2.0 to 1.0, (iii) on March 31,
2003, 2.5 to 1.0 and (iv) from and after June 30, 2003 until and including the first day of each Fiscal Quarter thereafter, 3.0 to 1.0.

     I. Consolidated Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter of the Borrower Group during Stage 2, no Borrower shall permit the Consolidated Fixed Charge Coverage Ratio to be less than (i) from and after the last day of the first Fiscal Quarter to occur during Stage 2 until and including December 31, 2002, 1.10 to 1.0 and, (ii) from and after March 31, 2003 until and including the last day of each Fiscal Quarter thereafter, 1.75 to 1.0.

     SECTION 6.7.  RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND
                   ---------------------------------------------------
                    ACQUISITIONS.
                    ------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, alter the corporate, capital or legal structure of such Borrower or any of its Subsidiaries, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sublease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

               (i) each Borrower and its Subsidiaries may dispose of obsolete, worn out or surplus assets or assets no longer used or useful in the business of such Borrower and any of its Subsidiaries in each case to the extent made in the ordinary course of business, provided that either (i) such disposal does not materially adversely affect any portion of such Borrower's or such Subsidiary's business, as applicable, or (ii) prior to or within twelve months following such disposal, any such property shall be replaced with other property of substantially equal utility and a value at least substantially equal to that of the replaced property when first acquired and free from any security of any other Person, subject only to Permitted Liens, and by such removal and replacement such Borrower and its Subsidiaries shall be deemed to have subjected such replacement property to the lien of the Collateral Documents in favor of the Secured Parties, as applicable;

               (ii) each Borrower and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute "Asset Sales", provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; and provided, further, that no Borrower nor any of its Subsidiaries may lease or sublease to other Persons any portion of such Borrower's or any of its Subsidiaries' interest in any of its Facilities, unless each such lease or sublease (a) is made in the ordinary course of business and is in connection with the provision of co-location services by any Borrower or any of its Subsidiaries and (b) does not interfere in any material respect with the ordinary conduct of the business of any Borrower or any of its Subsidiaries; or

               (iii) any Borrower or any of its Subsidiaries may sell, transfer, lease or dispose of telecommunications capacity on the System, provided, that each such sale, transfer, lease or disposition is on commercially reasonable terms and is in the ordinary course of business (as reasonably determined by any such Borrower or any such Subsidiary).

     Notwithstanding the foregoing provisions of this Section 6.7., each of the
                                                      ------------
clauses in this Section 6.7. shall be subject to the additional proviso that no
                ------------
Event of Default or Potential Event of Default shall exist and be continuing at the time of such transaction or would occur as a result of entering into such transaction (or immediately after any renewal or extension thereof at the option of any Borrower or any of its Subsidiaries). Further, the proceeds or the Net Asset Sale Proceeds of any lease or transaction of the nature described in each of the clauses to this Section 6.7. shall be applied in accordance with the
                       ------------
provisions of Section 2.5.C.
              -------------

     SECTION 6.8.  SALES AND LEASE-BACKS.
                   ----------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which any Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person or (ii) which any Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by any Borrower or any of its Subsidiaries to any Person in connection with such lease.

     SECTION 6.9.  SALE OR DISCOUNT OF RECEIVABLES.
                   --------------------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

     SECTION 6.10.  TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.
                    ----------------------------------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of any Borrower or with any Affiliate of any Borrower or of any such holder, except:

                    (i) transactions that are on terms that are not less favorable to such Borrower or such Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate as long as (a) the Borrowers have delivered to the Administrative Agent (1) with respect to any transaction involving an amount in excess of $1,000,000 an Officers Certificate certifying that such transaction complies with this
     Section 6.10. at the time such transaction is entered into, (2) with
     -------------
     respect to any transaction involving an amount in excess of $5,000,000 a resolution adopted by a majority of the disinterested non-employee directors of the applicable Borrower or Subsidiary approving such transaction and an Officers Certificate certifying that such transaction complies with this Section 6.10. at the time such transaction is entered
                        -------------
     into and (b) with respect to any such transaction that involves aggregate payments in excess of $10,000,000, either (1) an opinion as to the fairness to the applicable Borrower or applicable Subsidiary from a financial point of view issued by a qualified independent accounting or appraisal firm of nationally recognized standing at the time such transaction is entered into or (2) the receipt of the prior written consent of the Majority Lenders;

               (ii) any Material Contract in existence as of the Closing Date;

               (iii) any employment, indemnification, noncompetition or confidentiality agreement entered into by any Borrower or any of its Subsidiaries with their employees or directors in the ordinary course of business;

               (iv) the payment of normal compensation, fees and reimbursement of expenses of officers and directors of any Borrower and its Subsidiaries who are not employees of any Borrower or its Subsidiaries; and

               (v)  transactions between or among members of the Borrower Group.

     SECTION 6.11.  DISPOSAL OF STOCK.
                    ------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock or other equity Securities of any Borrower or any of its Subsidiaries.

     SECTION 6.12.  CERTAIN RESTRICTIONS ON CHANGES TO CHARTER DOCUMENTS.
                    -----------------------------------------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, amend, supplement or otherwise modify, or permit the amendment, modification or supplementation of its certificate or articles of incorporation, certificate of formation or by-laws or other organizational documents (including any limited liability company agreement) in a manner which is inconsistent with or violates the terms of or could reasonably be expected to prevent compliance with any of the terms of any Loan Document or any Material Contract or could reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.13.  CERTAIN RESTRICTIONS IN RESPECT OF MATERIAL CONTRACTS.
                    ------------------------------------------------------

     A. Termination, amendment or modification. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, agree to any amendment, modification or termination of any Material Contract if any such amendment, modification or termination could reasonably be expected to have a Material Adverse Effect. In addition, no Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, assign or transfer any of its material rights or obligations under any of the Material Contracts, other than an assignment or transfer to any Borrower or a wholly-owned Subsidiary of any Borrower.

     B. Security Interest in Material Contracts. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, enter into any Material Contract (other than any of the Tishman Licenses) if such agreement (i) prohibits the granting to the Administrative Agent or any Lender a lien thereon, (ii) does not contain a consent by the counterparty thereto to the collateral assignment by such Borrower or such Subsidiary of its right, title and interest in such Material Contract in favor of the Administrative Agent, for the benefit of the Secured Parties, or (iii) otherwise unreasonably restricts or inhibits the Administrative Agent's or any Lender's ability to realize the benefit of any lien on any of the Collateral.

     C. Material Contracts and the Parent. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, assign, delegate or transfer any of its rights or obligations under any Material Contract to which it is a party to the Parent.

     SECTION 6.14.  LIMITATIONS ON RESTRICTED ACTIONS.
                    ----------------------------------

     Except as provided herein, no Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of the Borrower's respective Subsidiaries to (i) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by any Borrower or any other Subsidiary of any Borrower, (ii) repay or prepay any Indebtedness owed by any such Subsidiary to any Borrower or any other Subsidiary of any Borrower, (iii) make loans or advances to any Borrower, or (iv) transfer any of its property or assets to any Borrower other than as provided herein or in the other Loan Documents.

     SECTION 6.15.  NATURE OF BUSINESS.
                    -------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, substantively alter the character or conduct of the business conducted by each Borrower and each such Subsidiary as of the Closing Date, except as contemplated by the Business Plan. No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, conduct its business in, or expand the System to include, any location other than New York City, Chicago and Los Angeles unless such conduct or expansion is (i) consistent with the Business Plan (as the same may be updated by the Borrowers, upon the consent of the Required Lenders) and (ii) approved by the Lenders; provided, however, that (a) any Borrower or any of its Subsidiaries may use up to $2,000,000 of the proceeds of the Loans in connection with the acquisition of Telecommunications Assets in a manner which is inconsistent with the then current Business Plan without the consent of the Lenders and, (b) notwithstanding anything to the contrary herein, the proceeds of the Loans may be used by any Borrower and its respective Subsidiaries in connection with their "offnet" businesses (as such term is used in the then current Business Plan), provided that such use is included in the then current Business Plan.

     SECTION 6.16.  FISCAL YEAR.
                    ------------
     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, change the end of its Fiscal Year from December 31.

     SECTION 6.17.  CURRENCY.
                    ---------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, enter into any contracts, agreements or other arrangements pursuant to which payments may be rendered to any Borrower or any of its Subsidiaries in currencies other than Dollars.

     SECTION 6.18.  RESTRICTED PAYMENTS.
                    --------------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, declare or make any Restricted Payment or any payment in connection with any tax sharing arrangement except for (a) Restricted Payments by any such Subsidiary of a Borrower to any Borrower, or to any parent of a Subsidiary that is, directly or indirectly, wholly owned by any Borrower, (b) distributions by any Borrower or any of its Subsidiaries in respect of its Capital Stock which are payable solely in additional Capital Stock which is subject to a first priority Lien in favor of the Administrative Agent and (c) payments by any Borrower to the Parent in an amount not to exceed $150,000 made in connection with the redemption by the Parent of up to 1,488,000 warrants issued by the Parent to certain investors and other parties pursuant to warrant agreements with each such investor or other party dated as of February 1, 2001 in connection with the directed public offering completed by the Parent on or about February 1, 2001.

     SECTION 6.19.  PLEDGED ACCOUNTS.
                    -----------------

     No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, have on deposit in or credited to any depository account or securities account (each within the meaning of the UCC) (other than any Account) Cash or Cash Equivalents in an aggregate amount at any one time outstanding in excess of $600,000.

                                 ARTICLE VII.
                               EVENTS OF DEFAULT

     Each of the following events or occurrences set forth in Section 7.1
                                                              -----------
through 7.17 shall constitute an "Event of Default":
        ----

SECTION 7.1.  FAILURE TO MAKE PAYMENTS WHEN DUE.
              ----------------------------------

     Any Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable; or any Borrower shall fail to pay any interest on any Loan or any fee payable under this Agreement or any other Loan Document when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three days; or any Borrower or any of its Subsidiaries shall fail to pay any other amount payable under this Agreement or any other Loan Document when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days; or

     SECTION 7.2.  DEFAULT UNDER OTHER INDEBTEDNESS.
                   ---------------------------------

     Any Borrower or any of its Subsidiaries shall fail to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 7.1.)
                                                                   ------------
in an individual or aggregate principal amount of $1,000,000 or more beyond the end of any grace period provided therefor; or (ii) shall breach or default in its obligations with respect to any other material term of (a) one or more items of Indebtedness in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, that Indebtedness to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

     SECTION 7.3.  BREACH OF WARRANTY.
                   -------------------

     Any representation or warranty made or deemed made by any Borrower or any member of the Borrower Group in this Agreement, or in any other Loan Document to which it is a party or in any certificate delivered by any Borrower or any member of the Borrower Group pursuant to this Agreement or any other Loan Document shall prove to have been false or misleading in any material respect as of the time made or deemed made and, in respect of unintentional misrepresentations made or deemed made after the Closing Date, if such representation is capable of being corrected as of a subsequent date, such misrepresentation shall not have been corrected as of a day within 30 days (or if such misrepresentation could not reasonably be expected to have a Material Adverse Effect, within 60 days) of any member of the Borrower Group becoming aware of such misrepresentation; or

     SECTION 7.4.  INVOLUNTARY BANKRUPTCY PROCEEDING, ETC.
                   ---------------------------------------

     An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any member of the Borrower Group, or, in any such case, its debts, or a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any member of the Borrower Group; or

SECTION 7.5.  VOLUNTARY BANKRUPTCY PROCEEDING, ETC.
              -------------------------------------

     Any member of the Borrower Group shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect,

(ii) consent to the institution of any proceeding or petition described in
Section 7.4., (iii) apply for or consent to the appointment of a receiver,
-----------
trustee, custodian, sequestrator, conservator or similar official for any member of the Borrower Group, or, in each such case, for a substantial part of any such member's assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or

     SECTION 7.6.  JUDGMENTS AND ATTACHMENTS.
                   --------------------------

     Any judgment (i) for the payment of money in an aggregate amount (not paid or covered by insurance) in excess of $1,000,000 shall be entered or filed against any member of the Borrower Group or any of such member's assets and shall remain unpaid and undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale of the respective assets thereunder), or (ii) shall be entered in the form of an injunction or similar form of relief requiring suspension or abandonment of the Telecommunications Business of any member of the Borrower Group and such injunction or similar relief requiring suspension or abandonment of the Telecommunications Business of any member of the Borrower Group and such injunction or similar relief shall not have been stayed, discharged or vacated within 60 days; or

     SECTION 7.7.  DISSOLUTION.
                   ------------

     Any order, judgment or decree shall be entered against any member of the Borrower Group decreeing the dissolution or split up of any member of the Borrower Group and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

     SECTION 7.8.  CHANGE IN CONTROL.
                   ------------------

     A Change in Control shall have occurred; or

     SECTION 7.9.  NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS.
                   -----------------------------------------------------
               (i) Any Borrower or any other member of the Borrower Group shall fail to perform or comply with any of its negative covenants (including those set forth in Article VI of this Agreement) contained in any Loan
                        ----------
     Document to which it is a party; provided, however, that if the completion of UCC searches with respect to any member of the Borrower Group that were ordered on or prior to the Closing Date by counsel to the Lenders but were not received on or prior to the Closing Date shall reveal any Liens which are not Permitted Liens, the Borrowers shall have 30 days from the date of the receipt of any such search so revealing any such Lien to terminate such Lien, during which time the Borrowers' failure to comply with Section 6.2
                                                                   -----------
     shall not constitute an Event of Default; or


               (ii) Any Borrower or any other member of the Borrower Group shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Loan Document to which it is a party (other than those specified in Section 7.1. and 7.3. above or in clause (i) of this
                        -----------      ---
     Section 7.9.), and such failure in any case shall continue
     ------------
     unremedied or unwaived for a period of 30 days after any Borrower or such member receives written notice thereof from the Administrative Agent; provided, however, if, with respect to this clause (ii), (a) such failure cannot be cured within such 30 day period despite such Borrower's or such member's best efforts to do so, (b) such failure is susceptible of cure,
     (c) such Borrower or such member is continuously proceeding with diligence and in good faith to cure such failure and (d) the existence of such failure has not had and could not reasonably be expected to have a Material Adverse Effect, then such 30 day cure period shall be extended to such date, not to exceed a 90 day cure period in the aggregate, as shall be necessary for such Borrower or such member to cure such failure; or

     SECTION 7.10.  IMPAIRMENT OF MATERIAL CONTRACT.
                    --------------------------------

     Any Material Contract shall cease to be valid and binding and in full force and effect; provided that, an Event of Default shall occur under this Section only if the failure of such Material Contract to remain valid and binding and in full force and effect could reasonably be expected to have a Material Adverse Effect; or

     SECTION 7.11.  DEFAULT UNDER OR TERMINATION OF MATERIAL CONTRACTS.
                    ---------------------------------------------------

     Any of the Material Contracts shall terminate or be terminated or canceled prior to its stated expiration date or any member of the Borrower Group shall be in default (after the giving of any applicable notice and the expiration of any applicable grace period) under any of the Material Contracts; provided that a default under or termination or cancellation of any Material Contracts shall constitute an Event of Default hereunder only if such default or termination could reasonably be expected to have a Material Adverse Effect; or

     SECTION 7.12.  DEFAULT UNDER OR TERMINATION OF GOVERNMENTAL ACTIONS.
                    -----------------------------------------------------

     Any member of the Borrower Group shall fail to observe, satisfy or perform, or there shall be a violation or breach of, any of the material terms, provisions, agreements, covenants or conditions attaching to or under any material Governmental Action held by any member of the Borrower Group, or any such Governmental Action or any material provision thereof shall be terminated or fail to be in full force and effect, or any Governmental Instrumentality shall challenge or seek to revoke any such Governmental Action, if such failure to observe, satisfy or perform, breach or termination or challenge or revocation could reasonably be expected to have a Material Adverse Effect; or

     SECTION 7.13.  FAILURE OF GUARANTY; REPUDIATION OF OBLIGATIONS.
                    ------------------------------------------------

     At any time after the execution and delivery thereof, (i) any material provision of any Loan Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of a Loan Document in accordance with the terms hereof or thereof) or any Loan Document shall be declared null and void by a Governmental Instrumentality of competent jurisdiction, (ii) the Administrative Agent shall not have or shall cease to have a valid and perfected first priority Lien in the Collateral for any reason, or (iii) any member of the Borrower Group shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability prior to the indefeasible payment in full of all Obligations and the termination of all Commitments, including with respect to future advances by the Lenders, under any Loan Document to which it is a party; or

     SECTION 7.14.  CRIMINAL PROCEEDING.
                    --------------------

     A criminal proceeding shall be commenced or a criminal indictment shall be filed against any member of the Borrower Group, which proceeding or indictment, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

     SECTION 7.15.  ERISA.
                    ------

     Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse Effect: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any member of the Borrower Group or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (a) the termination of such Plan for purposes of Title IV of ERISA, or (b) any member of the Borrower Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any member of the Borrower Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any member of the Borrower Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

     SECTION 7.16.  RECEIPT OF GOVERNMENTAL ACTIONS.
                    -------------------------------

     Local Fiber shall have failed to (i) make within 10 Business Days after the Closing Date any and all applicable filings with the New York Public Service Commission or otherwise in connection with the amendment and restatement of its Subsidiary Security Agreement and Subsidiary Guaranty Agreement and the increase in the Commitment hereunder, (ii) receive within 90 days of the Closing Date any and all applicable Governmental Actions associated therewith or (iii) have delivered within 90 days of the Closing Date any ancillary documentation (such as resolutions and opinions of counsel) reasonably requested by the Administrative Agent with respect thereto.

     SECTION 7.17.  PARENT LETTER AGREEMENT.
                    -----------------------

     The Parent shall fail to observe, satisfy or perform, or there shall be a violation or breach of, any of the terms, provisions, agreements, covenants or conditions set forth in the Parent Letter Agreement, and such failure shall continue unremedied for a period of five Business Days.

     SECTION 7.18.  CONSENTS.
                    --------

     The Borrowers shall have failed to deliver or to cause to be delivered to the Administrative Agent by the sixtieth day after the Closing Date a Consent in form and substance reasonably satisfactory to the Administrative Agent in respect of each other Material Contract set forth on Schedule 4.9.B hereto (other than the Agreement of Lease, dated February 29, 2000, as amended, between 111 Eighth Avenue LLC and FiberNet).

     SECTION 7.19.  REMEDIES.
                    ---------

     Upon the occurrence of any Event of Default described in Section 7.4. or
                                                              ------------
7.5., each of (i) the unpaid principal amount of and accrued interest on the
----
Loans and (ii) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Borrower, and the Commitments and obligation of each Lender to make any Loan or the Issuing Bank to issue any Letter of Credit shall thereupon terminate. Upon the occurrence and during the continuation of any other Event of Default, the Administrative Agent may, and upon the written request or with the written consent of the Majority Lenders shall, by written notice to the Borrowers, declare all or any portion of the amounts described in clauses (i) and (ii) above to be, and the same shall forthwith become, immediately due and payable, and the Commitments and obligation of each Lender to make any Loan or the Issuing Bank to issue any Letter of Credit shall thereupon terminate. Any amounts described in clause
(ii) above, when received by the Administrative Agent, shall be held by the Administrative Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Administrative Agent. Nothing herein shall limit the Administrative Agent, for the benefit of the Secured Parties, to exercise any other rights or remedies available to it or the Secured Parties at law or in equity.

     Furthermore, upon the occurrence of any Event of Default, the Administrative Agent may direct any Borrower to pay (and each Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under either Section 7.4. or 7.5 it shall immediately pay) to the Administrative
             -----------     ---
Agent additional cash, to be held by the Administrative Agent as cash collateral, for the benefit of the Lenders, as additional security for the Letter of Credit Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding

                                 ARTICLE VIII.
                                    AGENTS

     SECTION 8.1.  APPOINTMENT.
                   ------------

     A. Appointment of Agents. (i) DBAG is hereby appointed administrative agent, (ii) TD is hereby appointed syndication agent, (iii) First Union is hereby appointed documentation agent and (iv) Bankers Trust Company is hereby appointed securities intermediary, in each case under this Agreement and under the other Loan Documents and each Lender hereby authorizes the Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents with such powers and rights as are expressly delegated hereby, together with such other powers and rights as are reasonably incidental thereto, provided, that (i) the Syndication Agent shall act as syndication agent with respect to all matters related thereto, (ii) the Documentation Agent shall act as documentation agent with respect to all matters related thereto and (iii) the Securities Intermediary shall act as securities intermediary under each Control Agreement. The Agents each agree to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 8.1. are solely for the benefit of the Agents and the Lenders; no Borrower shall have any rights as a third party beneficiary of any of the provisions of this Section. In performing their functions and duties under the Loan Documents, the Agents shall act solely as an agent of the Lenders and each Agent does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Borrower or any of its Subsidiaries.

     B. Appointment of Supplemental Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Legal Requirement of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Legal Requirement of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Agent" and collectively as "Supplemental Agents").

     In the event that the Administrative Agent appoints a Supplemental Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Agent to the extent, and only to the extent, necessary to enable such Supplemental Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Agent, and (ii) the provisions of this Section 8.1. and of Sections 9.2. and
                                       ------------        -------------
9.3. that
----
refer to the Administrative Agent shall inure to the benefit of such Supplemental Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Agent, as the context may require.

     Should any instrument in writing from any Borrower or any other member of the Borrower Group be required by any Supplemental Agent so appointed for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, each Borrower shall, or shall cause such member of the Borrower Group to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Agent, to the extent permitted by applicable Legal Requirement, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Agent.

     SECTION 8.2.  POWERS AND DUTIES; GENERAL IMMUNITY.
                   ------------------------------------

     A. Powers; Duties Specified. Each Lender irrevocably authorizes the Administrative Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to the Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

     B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the perfection of any security interest, or the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to the Lenders or by or on behalf of the Borrower to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Borrower or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, no Agent shall have any liability arising from confirmations of the amount of outstanding Loans or Letters of Credit or the component amounts thereof.

     C. Exculpatory Provisions. None of the Agents nor any of their respective officers, directors, employees or agents shall be liable to the Lenders for any action taken or omitted by any such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. The Agents shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from the Majority Lenders (or such other Lenders as may be required to give such instructions under Section 9.6.) and, upon receipt of such instructions from the
                   ------------
Majority Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without limiting the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for any member of the Borrower Group), accountants, experts and other professional advisors selected by it and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Majority Lenders (or such other Lenders as may be required to give such instructions under Section 9.6.).
                   ------------

     D. Agents Entitled to Act as Lender. The agencies hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans or Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "the Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with any Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     SECTION 8.3.  REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR
                   -----------------------------------------------------
                   APPRAISAL OF CREDITWORTHINESS.
                   ------------------------------

     Each Lender represents and warrants to the Agents and each other Lender that it has made its own independent investigation of the financial condition and affairs of the Borrower Group in connection with the extension of the Commitments, the making of the Loans and the issuance of the Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of the Borrower Group. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the

Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to the Lenders.

     SECTION 8.4.  RIGHT TO INDEMNITY.
                   -------------------

     Each Lender, in proportion to its Pro Rata Share of the Loans, severally agrees to indemnify each Agent, to the extent that each Agent shall not have been reimbursed by any member of the Borrower Group, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

     SECTION 8.5.  SUCCESSOR AGENTS.
                   -----------------

     Any Agent may resign at any time by giving 30 days' prior written notice thereof to the Lenders and the Borrowers, and any Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Borrowers and the Agent and signed by the Required Lenders. Upon any such notice of resignation or any such removal, the Required Lenders shall have the right, upon five Business Days' notice to the Borrowers, to appoint a successor Agent (provided that such successor is or simultaneously therewith becomes a Lender). If no successor Agent shall have been so appointed by the Required Lenders within such 30 day period, then the retiring Agent may, on behalf of the Secured Parties, petition a court of competent jurisdiction for a successor or it may appoint a successor Agent, which shall (i) be authorized under the laws of the jurisdiction of its incorporation to exercise corporation trust powers or be a bank, (ii) have a combined capital and surplus of at least five hundred million dollars ($500,000,000), and (iii) be acceptable to the Majority Lenders (provided that, if the Majority Lenders do not (a) confirm such acceptance in writing within 30 days following the selection of such successor by the Agent or (b) select another Agent within such 30 day period, then the Majority Lenders shall be deemed to have given such acceptance and such successor shall be deemed appointed as the applicable Agent hereunder).

     Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII.
                                                                  -------------
shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     SECTION 8.6.  COLLATERAL DOCUMENTS AND SUBSIDIARY GUARANTIES.
                   -----------------------------------------------

     Each Lender hereby further authorizes the Administrative Agent, on behalf of and for the benefit of the Lenders, to enter into each Collateral Document as secured party or beneficiary (as applicable), and each Lender agrees to be bound by the terms of each Collateral Document; provided that the Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or
(ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of the Required Lenders (or, if required pursuant to Section 9.6., all the Lenders); provided further, however, that,
            ------------
without further written consent or authorization from the Lenders, the Administrative Agent may execute any documents or instruments necessary to (a) release any Subsidiary from its Subsidiary Guaranty Agreement to the extent all of the stock of such Subsidiary is sold in a transaction permitted under this Agreement or otherwise consented to by the Required Lenders in accordance with
Section 9.6. and (b) release any Lien encumbering any item of Collateral that is
------------
the subject of a sale or other disposition of assets permitted by this Agreement or to which the Required Lenders have otherwise consented in accordance with
Section 9.6.  Anything contained in any of the Loan Documents to the contrary
------------
notwithstanding, each Borrower, the Administrative Agent and each Lender hereby agree that (x) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document, it being understood and agreed that all powers, rights and remedies under the Collateral Documents may be exercised solely by the Administrative Agent for the benefit of the Lenders in accordance with the terms thereof, and (y) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and the Administrative Agent, as agent for and representative of the Lenders (but not any Lender or the Lenders in its or their respective individual capacities unless the Majority Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale.

                                  ARTICLE IX.
                                 MISCELLANEOUS

     SECTION 9.1.  ASSIGNMENTS AND PARTICIPATIONS IN LOANS.
                   ----------------------------------------

     A.   General.  Subject to Section 9.1.B., any Lender shall have the right
                               --------------
at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Eligible Assignee or, with the approval of the Borrowers (which shall not be unreasonably withheld or delayed) to any other Person in, all or any part of its Commitments or any Loan or Loans made by it or any Letter of Credit Obligations owed to it or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of the Borrowers, require any Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted and recorded by the Administrative Agent in the Register as provided in Section 9.1.B.(ii). Except as otherwise provided in this
                        ------------------
Section 9.1., no Lender shall, as between the Borrowers and such Lender, be
------------
relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans or participations therein, or the other Obligations owed to such Lender.

     B.   Assignments.

               (i)  Amounts and Terms of Assignments.  Each Commitment, Loan, or
                    --------------------------------
     participation therein, or other Obligation owed to any Lender, may (a) be assigned in any amount, at any time, to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to the Borrowers and the Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, and participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of the Borrowers and the Administrative Agent (which consent shall not, in each such case, be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, or participations therein, or other Obligations or the portion thereof so assigned. The assignor or assignee to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,500 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to the Administrative Agent pursuant to Section 2.7.B. Upon such
                                                     --------------
     execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and
     (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under Section 9.9.) and be released from its
                                         ------------
     obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Note to the Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, substantially in the form of Exhibit N and/or Exhibit O annexed hereto, as
                                  ---------        ---------
     applicable, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans, as the case may be, of the assignee and the assigning Lender.

               (ii) Acceptance by Administrative Agent; Recordation in Register.
                    -----------------------------------------------------------
     Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in Section 9.1.B.(i) and any
                                                       -----------------
     forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to the Administrative Agent pursuant to Section 2.7.B., the
                                                     --------------
     Administrative Agent shall, if it has consented to the assignment evidenced thereby (to the extent such consent is required pursuant Section
                                                              -------
     9.1.B.(i)), (a) accept such Assignment Agreement by executing a counterpart
     ---------
     thereof as provided therein (which acceptance shall evidence any required consent of the Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to the Borrowers. The Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by them as provided in this Section 9.1.B.(ii).
             ------------------

     C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly (i) affecting the extension of the scheduled final maturity date of any Loan allocated to such participation, (ii) affecting a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, or (iii) releasing all or substantially all of the Collateral, and all amounts payable by any Borrower hereunder (including amounts payable to such Lender pursuant to Sections 2.6.D. and 2.7.) shall be determined
                                   ---------------     ----
as if such Lender had not sold such participation. Each Borrower and each Lender hereby acknowledge and agree that, solely for purposes of Sections 9.4. and
                                                          -------------
9.5., (a) any participation will give rise to a direct obligation of the
----
Borrowers to the participant and (b) the participant shall be considered to be a "Lender".

     D. Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this Section
                                                                    -------
9.1., any Lender may assign and pledge all or any portion of its Loans, the
----
other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between the Borrowers and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     E. Information. Each Lender may furnish any information concerning any member of the Borrower Group in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants).

     F. Representations of the Lenders. Each Lender listed on the signature pages hereof hereby represents and warrants that it will make its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal or state securities laws (it being understood that, subject to the provisions of this Section 9.1., the disposition of such
                                        ------------
Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in such Assignment Agreement are incorporated herein by this reference.

     SECTION 9.2.  EXPENSES.
                   ---------

     Whether or not the transactions contemplated hereby shall be consummated, each Borrower agrees to pay promptly: (i) all the actual and reasonable costs and expenses of negotiation, preparation, and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto (whether or not such costs were incurred prior to or after the Closing Date); (ii) all the costs of furnishing all opinions by counsel for the Borrower Group, including any opinions requested by the Lenders as to any legal matters arising hereunder and of any member of the Borrower Group's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to any Agent in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by any Borrower; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of the Administrative Agent on behalf of the Secured Parties pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to the Administrative Agent and of counsel providing any opinions that the Administrative Agent may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements) of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by the Administrative Agent or any Supplemental Agent; (vi) costs and expenses relating to the custody or preservation of any of the Collateral; (vii) all other actual and reasonable costs and expenses incurred by the Syndication Agent in connection with the syndication of the Commitments; and
(viii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by each Agent and the Lenders in enforcing any Obligations of or in collecting any payments due from any member of the Borrower Group hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of any guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

     SECTION 9.3.  INDEMNITY.
                   ----------

     In addition to the payment of expenses pursuant to Section 9.2., whether or
                                                        ------------
not the transactions contemplated hereby shall be consummated, each of the Borrowers, jointly and severally, agrees to defend, indemnify, pay and hold harmless each Agent, the Lead Arranger and the Lenders, and the officers, directors, employees, agents and affiliates of each Agent, the Lead Arranger and the Lenders (collectively, the "Indemnitees"), from and against any and all

Indemnified Liabilities (as hereinafter defined); provided that no Borrower shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

     As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any Legal Requirement (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents, the Material Contracts, or the transactions contemplated hereby or thereby (including the Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of any guaranty), (ii) the statements contained in the commitment letters delivered by any Lender to the Borrowers with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of any member of the Borrower Group.

     To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 9.3. may be unenforceable in whole or in part
                           ------------
because they are violative of any applicable Legal Requirement, the Borrowers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable Legal Requirement to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

     SECTION 9.4.  SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.
                   -----------------------------------------------

     Subject to the last sentence of this Section 9.4., in addition to any
                                          ------------
rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by each Borrower at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of any Borrower against and on account of the obligations and liabilities of any Borrower to that Lender under this Agreement and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not (i)
that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Article VII. and although said obligations and
                        ------------
liabilities, or any of them, may be contingent or unmatured. Each Borrower hereby further grants to the Administrative Agent and each Lender a security interest in all deposits and accounts maintained with the Administrative Agent or such Lender as security for the Obligations. Notwithstanding anything to the contrary herein or in any other Loan Document, the Lenders hereby agree among themselves that no Lender shall exercise any right of setoff or banker's lien, collect any payments due from any member of the Borrower Group hereunder or under any of the other Loan Documents, or otherwise exercise any of their rights in respect of the Collateral hereunder or under any of the other Loan Documents without the prior written consent of either the Administrative Agent or the Required Lenders.

     SECTION 9.5.  RATABLE SHARING.
                   ----------------

     The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of setoff or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify the Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other the Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all the Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of any Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by any Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

     SECTION 9.6.  AMENDMENTS AND WAIVERS.
                   -----------------------

     No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by any Borrower therefrom, shall in any event be effective without the written concurrence of the Majority Lenders; provided that any such amendment, modification, termination, waiver or consent which: (i) increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; (ii) changes in any manner the definition of "Pro Rata Shares" or the definition of "Majority Lenders" or the definition of "Required Lenders" (it being understood that, with the consent of the Majority Lenders, additional extensions of credit pursuant to this Agreement may be included in "Pro Rata Share" and the definition of "Majority Lenders" and "Required Lenders" on substantially the same terms as the Commitments and the Loans); (iii) changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all the Lenders; (iv) postpones the scheduled final maturity date of any of the Loans; (v) postpones the scheduled date or reduces the amount of any scheduled payment (but not prepayment) of principal of any of the Loans or any scheduled reduction in Commitments; (vi) postpones the date on which any interest or any fees or other amounts are payable; (vii) decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to Section 2.3.E.) or the amount of any
                                           --------------
fees or other amounts payable hereunder; (viii) increases the maximum duration of Interest Periods permitted hereunder; (ix) releases any Subsidiary Guarantor from its obligations under its Subsidiary Guaranty Agreement or the Parent from its obligation under the Parent Guaranty Agreement, in each case other than in accordance with the terms of the Loan Documents; (x) changes in any manner the provisions contained in Section 2.4.D., Section 9.1. or this Section 9.6.; or
                        --------------  ------------         -------------
(xi) releases any Lien (other than in accordance with the Financing Documents) granted in favor of the Administrative Agent with respect to 15% or more of the aggregate fair market value of the Collateral, shall be effective only if evidenced by a writing signed by all of the affected Lenders. Furthermore, no amendment, modification, termination or waiver of any provision contained in
Section 6.6.A. (and the definitions of "Consolidated Total Debt", "Consolidated
--------------
Capitalization", "Fiscal Quarter" and "Stage 1" used therein) shall be effective without the written concurrence of the Required Lenders. In addition,
(1) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note and (2) no amendment, modification, termination or waiver of any provision of Article VIII. or of any other provision of this
                           -------------
Agreement which, by its terms, expressly requires the approval or concurrence of the Administrative Agent shall be effective without the written concurrence of the Administrative Agent. The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.6. shall be binding
                                                   ------------
upon each Lender at the time outstanding, each future Lender and, if signed by any Borrower, on each Borrower.

     SECTION 9.7.  INDEPENDENCE OF COVENANTS.
                   --------------------------

     All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

     SECTION 9.8.  NOTICES.
                   --------

     Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telexed, or sent by telecopy or overnight courier service and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Eastern Standard Time or, if not, on the next succeeding Business Day; or (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; provided, however, that notices to the Administrative Agent shall not be effective until received.

               If to the Administrative Agent:

                    Deutsche Bank AG New York Branch
                    31 West 52nd Street
                    New York, New York 10019
                    Attn: Alexander Richarz
                    Telecopy: (212) 469-3713

               If to the Syndication Agent:

                    Toronto Dominion (Texas), Inc.
                    909 Fannin Street
                    Houston, TX 77010
                    Attn: Alva Jones
                    Telecopy: (713) 653-8261

               If to the Documentation Agent:

                    First Union Investors, Inc.
                    201 South College Street, CP-13
                    Charlotte, NC 28288-0130
                    Attn: Frank Wessinger
                    Telecopy: (704) 383-6647

               If to any Borrower:

                    [Name of applicable Borrower]
                    570 Lexington Avenue
                    3/rd/ Floor
                    New York, New York 10022
                    Attn.: President
                    Telecopy: (212) 421-8920

               With a copy to:

                    Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, PC 666 Third Avenue
                    New York, NY 10017
                    Attn.: Gordon Caplan, Esq.
                    Telecopy: (212) 983-3115

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section.

     SECTION 9.9.   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
                    -------------------------------------------------------

     A. All representations, warranties, covenants and agreements made herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the execution and delivery of this Agreement and the making of the Loans.

     B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of any Borrower set forth in Sections 2.2.I., 2.6.D.,
                                                      -----------------------
2.7, 9.2., 9.3. and 9.4. and the agreements of the Lenders set forth in Sections
---  ----  ----     ----                                                --------
8.2.C., 8.4., and 9.5. shall survive the payment of the Loans, the termination
------  ----      ----
or expiration of each Letter of Credit and the reimbursement of any amounts drawn thereunder, the termination of the Commitments hereunder and the termination of this Agreement.

     SECTION 9.10.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                    ------------------------------------------------------

     No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     SECTION 9.11.  MARSHALING; PAYMENTS SET ASIDE.
                    ------------------------------

     Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to the Administrative Agent or the Lenders (or to the Administrative Agent for the benefit of the Lenders), or the Administrative Agent or the Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

     SECTION 9.12.  SEVERABILITY.
                    -------------

     In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 9.13.  OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF THE LENDERS'
                    -------------------------------------------------------
                    RIGHTS.
                    -------

     The obligations of the Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a Joint Venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     SECTION 9.14.  HEADINGS.
                    ---------

     Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     SECTION 9.15.  GOVERNING LAW; ENTIRE AGREEMENT.
                    --------------------------------

     This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto (including, subject to the following sentence, the Original Credit Agreement). On and after the date hereof, each reference to the "Credit Agreement" in any document, instrument, record or account (other than the Original Credit Agreement) entered into in connection with the Original Credit Agreement shall be a reference to and mean this Amended and Restated Credit Agreement.

     SECTION 9.16.  SUCCESSORS AND ASSIGNS.
                    -----------------------

     This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders (it being understood that the Lenders' rights of assignment are subject to Section
                                                                       -------
9.1.).  No Borrower may assign or delegate any of its rights, interests or
----
obligations hereunder without the prior written consent of all the Lenders.

     SECTION 9.17.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
                    -----------------------------------------------

     All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any other Loan Document, or any obligations thereunder, may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement or an Assignment Agreement, each party irrevocably

               (i) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

               (ii)   waives any defense of forum non conveniens;

               (iii) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to its address provided in accordance with Section 9.8.
                                                                   ------------
     or an Assignment Agreement;

               (iv) with respect to any Borrower, agrees that service as provided in clause (iii) above is sufficient to confer personal jurisdiction over any such Borrower in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect;

               (v) with respect to any Borrower, agrees that Lenders retain the right to serve process in any other manner permitted by law or to bring proceedings against any such Borrower in the courts of any other jurisdiction; and

               (vi)    agrees that the provisions of this Section 9.17. relating
                                                          -------------
     to jurisdiction and venue shall be binding and enforceable to the fullest extent permissible under New York General Obligations Law Section 5-1402 or otherwise.

     SECTION 9.18.  WAIVER OF JURY TRIAL.
                    ---------------------

     EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION

BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION
                                                                      -------
9.18. AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY
-----
TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     SECTION 9.19.  LIMITED RECOURSE.
                    -----------------

     There shall be full recourse to each Borrower and its Subsidiaries for the liabilities of any member of the Borrower Group under this Agreement and the other Loan Documents, but in no event shall any holder of any equity interest in any Borrower (or any officer or director of such holder or any officer or director of any member of the Borrower Group, in its capacity as such) be personally liable or obligated for such liabilities of any member of the Borrower Group except to the extent set forth in any Loan Document to which it is a party.

     SECTION 9.20.  LIMITATION OF LIABILITY.
                    -----------------------

     No claim shall be made by any Borrower or any of its Affiliates against any of the Agents, the Lead Arranger, the Issuing Bank, any of the Lenders or any of their Affiliates, directors, employees, attorneys or agents for any special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by applicable Legal Requirements), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement, the other Loan Documents, the Material Contracts or any act or omission or event occurring in connection therewith, and each Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     SECTION 9.21.  SATISFACTION.
                    ------------

     Upon (i) the indefeasible payment (whether in Cash and/or other consideration which is satisfactory to the Lenders in their sole discretion) and performance in full of the Obligations, (ii) the termination of each Interest Rate Agreement to which any Secured Party is a party, (iii) the termination or expiration of each Letter of Credit and (iv) the permanent termination of all Commitments, (a) each of the Collateral Documents and the security interest created thereby shall terminate and (b) upon written request of the Borrowers, the Administrative Agent shall execute and deliver to the Borrowers, at the Borrowers' expense and without representation or warranty by or recourse to the Administrative Agent or the Secured Parties, all certificates, representations or evidences of the Pledged Shares (as defined in the applicable Pledge Agreement) together with all other Pledged Collateral (as defined in the applicable Pledge Agreement) held by the Administrative Agent under any of the Collateral Documents and such documents as any Borrower shall reasonably request to evidence such termination, and each Borrower shall deliver to the Administrative Agent a general release of all of the Administrative Agent's and the Secured Parties' liabilities and Obligations under all Loan Documents and an acknowledgment that the same have been terminated.

     SECTION 9.22.  COUNTERPARTS; EFFECTIVENESS.
                    ---------------------------

     This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrowers and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     SECTION 9.23.  USURY.
                    -----

     Notwithstanding anything to the contrary contained in any Loan Document, the interest and fees paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Legal Requirements (the "Maximum Rate"). If any Lender shall receive interest or a fee in an amount that exceeds the Maximum Rate, the excessive interest or fee shall be applied to the principal of the Loans or, if it exceeds the unpaid principal, refunded to the Borrowers. In determining whether the interest or a fee contracted for, charged, or received by a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Legal Requirements, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Loans.

     SECTION 9.24.  JOINT AND SEVERAL LIABILITY.
                    ---------------------------

     The obligations of the Borrowers hereunder and under the other Loan Documents shall be joint and several and, as such, each Borrower shall be liable for the Obligations of the other Borrower under this Agreement and the other Loan Documents. The liability of each Borrower for the Obligations of the other Borrower under this Agreement and the other Loan Documents shall be absolute, unconditional and irrevocable, irrespective of: (a) any lack of validity, legality or enforceability of any Loan Document or any Interest Rate Agreement;
(b) the failure of any

Secured Party or any holder of any Note (i) to assert any claim or demand or to enforce any right or remedy against such other Borrower, any other member of the Borrower Group or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document, any Interest Rate Agreement or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Obligations;
(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other extension or renewal of any Obligation of such other Borrower or any other member of the Borrower Group; (d) any reduction, limitation, impairment or termination of any of the Obligations for any reason other than the written agreement of the Secured Parties to terminate the Obligations in full, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to, and each Borrower hereby waives any right to or claim of, any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of such other Borrower, any other member of the Borrower Group or otherwise; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document or any Interest Rate Agreement; (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by any Secured Party or any holder of any Note securing any of the Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other member of the Borrower Group, any surety or any guarantor.

     SECTION 9.25.  POSTPONEMENT OF SUBROGATION.
                    ---------------------------

     Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payment made hereunder or otherwise, until the prior payment in full in cash of all of the Obligations, the termination of all Interest Rate Agreements to which any Secured Party is a party, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to any Borrower on account of any such subrogation rights prior to the payment in full in cash of all of the Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrowers and each other member of the Borrower Group, whether matured or unmatured, in such order as the Administrative Agent shall elect; provided, however, that if (a) any Borrower has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the other Borrower, and (b) all Obligations have been paid in full in cash, all Interest Rate Agreements to which any Secured Party is a party have been terminated, all Letters of Credit shall have terminated or expired and all Commitments have been permanently terminated, then, at paying Borrower's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Borrower of an interest in the Obligations resulting from such payment by such Borrower. In furtherance of the foregoing, for so long as any Obligations, Letters of Credit or Commitments remain outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against the other Borrower or any other member of the Borrower Group (or any of its or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made in respect of the Obligations of the other Borrower to any Secured Party or any holder of a Note, except that the paying Borrower may file a proof of claim in a bankruptcy proceeding with respect to the other Borrower or any other member of the Borrower Group in connection with any obligations owed by such member to the paying Borrower in the event that the Administrative Agent has failed to file a proof of claim on such Borrower's behalf by the second business day before the due date for such filing.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                              FIBERNET OPERATIONS, INC.,
                              as a Borrower



                              By: /s/ Michael S. Liss
                                  ----------------------------------------------
                                  Name: Michael S. Liss
                                  Title: President and Chief Executive Officer


                              DEVNET L.L.C.,
                              as a Borrower



                              By: /s/ Michael S. Liss
                                  ----------------------------------------------
                                  Name: Michael S. Liss
                                  Title: Chairman



                              DEUTSCHE BANK AG NEW YORK BRANCH,
                              as the Administrative Agent and the Issuing Bank



                              By: /s/ Colleen Roux
                                  ----------------------------------------------
                                  Name:  Colleen Roux
                                  Title: Director



                              By: /s/ Alexander Richarz
                                  ----------------------------------------------
                                  Name:  Alexander Richarz
                                  Title: Assistant Vice President



                              TORONTO DOMINION (USA) SECURITIES,
                              INC., as the Syndication Agent



                              By: /s/ Thomas Hall
                                  ----------------------------------------------
                                  Name:  Thomas Hall
                                  Title: Associate

                             [Credit Agreement-1]

                              FIRST UNION INVESTORS, INC.,
                              as the Documentation Agent



                              By: /s/ Mark L. Cook
                                  -------------------------------------
                                  Name:  Mark L. Cook
                                  Title: Senior Vice President

                             [Credit Agreement-2]

LENDERS:

                              DEUTSCHE BANK AG NEW YORK BRANCH


                              By: /s/ Colleen Roux
                                  ---------------------------------------
                                  Name:  Colleen Roux
                                  Title: Director


                              By: /s/ Alexander Richarz
                                  ---------------------------------------
                                  Name:  Alexander Richarz
                                  Title: Assistant Vice President


                              FIRST UNION INVESTORS, INC.



                              By: /s/ Mark L. Cook
                                  ---------------------------------------
                                  Name:  Mark L. Cook
                                  Title: Senior Vice President


                              FNBC LEASING CORPORATION



                              By: /s/ Yale Henderson
                                  ---------------------------------------
                                  Name:  Yale Henderson
                                  Title: First Vice President


                              IBM CREDIT CORPORATION



                              By: /s/ Thomas S. Curcio
                                  ---------------------------------------
                                  Name:  Thomas S. Curcio
                                  Title: Management of Credit

                             [Credit Agreement-3]

                              NORTEL NETWORKS INC.



                              By: /s/ Mitchell L. Stone
                                  ---------------------------------------
                                  Name:  Mitchell L. Stone
                                  Title: Director, Customer Finance


                              TORONTO DOMINION (TEXAS), INC.



                              By: /s/ Alva J. Jones
                                  ---------------------------------------
                                  Name:  Alva J. Jones
                                  Title: Vice President

                             [Credit Agreement-1]